File Nos. 2-91369, 811-04041

As filed with the Securities and Exchange Commission on April 29, 2019

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 72	☒

(Check appropriate box or boxes)

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

(800) 242-0134

(Registrant’s Exact Name, Address and Telephone Number)

Joshua A. Weinberg, Esq.

Managing Director and Managing Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

It Is Proposed That this Filing Will Become Effective (check appropriate box)

☐	Immediately upon Filing Pursuant to Paragraph (b) of Rule 485
☒	on May 1, 2019 Pursuant to Paragraph (b) of Rule 485
☐	60 Days after Filing Pursuant to Paragraph (a)(1) of Rule 485
☐	on (Date) Pursuant to Paragraph (a)(1) of Rule 485
☐	75 Days after Filing Pursuant to Paragraph (a)(2) of Rule 485
☐	on (Date) Pursuant to Paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2019

State Street Variable Insurance Series Funds, Inc.

Equity Funds

State Street U.S. Equity V.I.S. Fund (Class 1: SSUSX)

State Street S&P 500 Index V.I.S. Fund (Class 1: SSSPX)

State Street Premier Growth Equity V.I.S. Fund (Class 1: SPGSX)

State Street Small-Cap Equity V.I.S. Fund (Class 1: SSSEX)

Income Funds

State Street Income V.I.S. Fund (Class 1: SSIMX)

Asset Allocation Funds

State Street Total Return V.I.S. Fund (Class 1: SSTIX / Class 3: SSTTX)

Other Funds

State Street Real Estate Securities V.I.S. Fund (Class 1: SSRSX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a Fund’s website (www.ssga.com/geam), and you will be notified by mail each time a report is posted, and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge. To do so, contact your Insurance provider. Your election to receive reports in paper will apply to all funds held in your account.

Like all mutual funds, shares of the State Street Variable Insurance Series Funds, Inc. have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

State Street U.S. Equity V.I.S. Fund

Class 1 SSUSX

INVESTMENT OBJECTIVE
Long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street U.S. Equity V.I.S. Fund (the “U.S. Equity Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.80%

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$82	$255	$444	$990

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a U.S. company to be a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.

The Fund is designed to produce a broadly diversified portfolio, and typically has characteristics similar to the S&P 500® Index, including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Fund.

Through fundamental company research involving analyzing financial statements and other information about a company, the portfolio managers primarily seek to identify securities of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) with characteristics such as:

•	low valuations in relation to their peers, the market, their historical valuations or their growth rate potential

•	appropriate capital structures

•	high quality management focused on generating shareholder value

The portfolio managers may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.

The Fund also may invest up to 15% of its net assets (plus any borrowings for investment purposes) in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The portfolio managers may also use various types of derivative instruments (primarily futures contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

PRINCIPAL RISKS

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Equity Securities Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods of time. The value of stocks and other equity securities may be affected by an issuer’s financial condition and overall market, economic and political conditions.

Growth Investing Risk is the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Value Investing Risk is the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock’s intrinsic worth or the Fund’s investment adviser overestimates the stock’s expected value.

Large-Cap Company Risk is the risk that returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the U.S. dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

Counterparty Risk is the risk that the issuer or guarantor of a debt security, or the counterparty of a derivative instrument contract or repurchase agreement or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Issuer Risk is the risk that the values of securities held by the Fund may decline for reasons which relate to the issuers of such securities (e.g., management performance, financial leverage, and reduced demand for the issuer’s goods and services).

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Unconstrained Sector Risk is the risk that the Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 18.80% (quarter ended June 30, 2009)

Lowest -16.16% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 1/3/95)	-3.40%	6.89%	11.79%

S&P 500® Index (does not reflect fees, expenses, or taxes)	-4.38%	8.49%	13.12%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

David Carlson, CFA	Since 2011	Senior Managing Director at State Street Global Advisors (“SSGA”)

Paul Nestro, CFA	Since 2018	Managing Director at SSGA

Chris Sierakowski, CFA	Since 2017	Vice President at SSGA

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

State Street S&P 500 Index V.I.S. Fund

Class 1 SSSPX

INVESTMENT OBJECTIVES
Growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street S&P 500 Index V.I.S. Fund (the “S&P 500 Index Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.33%

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$34	$106	$185	$418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a “passive” or “indexing” investment approach, seeking to replicate the investment performance that, before expenses, corresponds generally to the total return of the S&P 500® Index. To the extent that the Fund is unable to purchase all stocks comprising the S&P 500® Index, the Fund will purchase a representative sample of the stocks listed in the S&P 500® Index in proportion to their weightings. However, in some cases, the Fund’s weightings in particular industry segments represented in the S&P 500® Index may differ from those of the S&P 500® Index.

The portfolio managers may also use various types of derivative instruments (primarily futures contracts) to gain exposure to certain types of securities as an alternative to investing directly in or selling securities comprising the S&P 500® Index.

The Fund also may invest to a lesser extent in securities that are not in the S&P 500® Index. The Fund will seek to acquire securities in order to fulfill its investment objectives. The Fund will not adopt a temporary defensive strategy in times of declining stock prices and therefore you will bear the risk of such declines.

PRINCIPAL RISKS

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Equity Securities Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods of time. The value of stocks and other equity securities may be affected by an issuer’s financial condition and overall market, economic and political conditions.

Indexing Strategy/Index Tracking Risk is the risk of attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the S&P 500® Index or of the actual securities comprising the S&P 500® Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the S&P 500® Index will affect the performance, volatility, and risk of the S&P 500® Index and, consequently, the performance, volatility, and risk of the Fund. While SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the S&P 500® Index), the Fund’s return may not match the return of the S&P 500® Index. The Fund incurs a number of operating expenses not applicable to the S&P 500® Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the S&P 500® Index, or in some securities not included in the S&P 500® Index, potentially increasing the risk of divergence between the Fund’s return and that of the S&P 500® Index.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

Large-Cap Company Risk is the risk that returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Unconstrained Sector Risk is the risk that the Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

Counterparty Risk is the risk that the issuer or guarantor of a debt security, or the counterparty of a derivative instrument contract or repurchase agreement or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 15.87% (quarter ended June 30, 2009)

Lowest -14.02% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 4/15/85)	-4.73%	8.15%	12.79%

S&P 500® Index (does not reflect fees, expenses, or taxes)	-4.38%	8.50%	13.12%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA FM

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Michael Feehily, CFA	Since 2017	Senior Managing Director at State Street Global Advisors (“SSGA”)

Karl Schneider, CAIA	Since 2001	Managing Director at SSGA

Olga Winner, CFA	Since 2012	Vice President at SSGA

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

State Street Premier Growth Equity V.I.S. Fund

Class 1 SPGSX

INVESTMENT OBJECTIVE
Long-term growth of capital and future income rather than current income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street Premier Growth Equity V.I.S. Fund (the “Premier Growth Equity Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.87%

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$89	$278	$482	$1,073

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks.

The Fund invests primarily in a limited number of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that the portfolio managers believe have above-average growth histories and/or growth potential. The portfolio managers select equity securities based on the merits of individual companies, although at times the Fund’s investments may be focused in one or more market sectors, such as technology. In seeking to achieve the Fund’s investment objective with respect to future income, the portfolio managers also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	above-average annual growth rates

•	appropriate capital structures

•	leadership in their respective industries

•	high quality management focused on generating shareholder value

The portfolio managers may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.

The Fund also may invest up to 25% of its total assets in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The portfolio managers may also use various types of derivative instruments (primarily futures contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

PRINCIPAL RISKS

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Equity Securities Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods of time. The value of stocks and other equity securities may be affected by an issuer’s financial condition and overall market, economic and political conditions.

Growth Investing Risk is the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Large-Cap Company Risk is the risk that returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Focused Investing Risk is the risk that, because the Fund may focus its investments in the securities of a limited number of issuers, securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector in an effort to achieve a potentially greater investment return than a fund that invests in a more diverse investment portfolio, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector or to price movements of a single issuer’s securities. This may have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of

U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the U.S. dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

Counterparty Risk is the risk that the issuer or guarantor of a debt security, or the counterparty of a derivative instrument contract or repurchase agreement or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Technology Sector Risk is the risk that market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. To the extent the Fund invests in companies in the technology sector, the Fund may be subject to these risks.

Issuer Risk is the risk that the values of securities held by the Fund may decline for reasons which relate to the issuers of such securities (e.g., management performance, financial leverage, and reduced demand for the issuer’s goods and services).

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of two broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 20.26% (quarter ended June 30, 2009)

Lowest -15.28% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 12/12/97)	-2.66%	8.56%	14.36%

S&P 500® Index (does not reflect fees, expenses, or taxes)	-4.38%	8.50%	13.12%

Russell 1000® Growth Index (does not reflect fees, expenses, or taxes)	-1.51%	10.41%	15.29%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

David Carlson, CFA	Since 1999	Senior Managing Director at State Street Global Advisors (“SSGA”)

William Sandow	Since 2017	Vice President at SSGA

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

State Street Small-Cap Equity V.I.S. Fund

Class 1 SSSEX

INVESTMENT OBJECTIVE
Long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street Small-Cap Equity V.I.S. Fund (the “Small-Cap Equity Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.20%

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$122	$381	$680	$1,455

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks.

The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. As of February 28, 2019, the market capitalizations of companies in the Russell 2000® Index ranged from $5.01 million to $8.43 billion*. The

*

The Russell 2000® Index is constructed to provide an unbiased small-cap barometer and is reconstituted annually. The capitalization range, however, may change significantly intra-year due to changes in the market capitalizations of securities that comprise the Index.

portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of this capitalization range or because the index capitalization range changes. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time.

The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund’s investment adviser, will allocate the Fund’s assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	high quality management focused on generating shareholder value

•	attractive products or services

•	appropriate capital structures

•	strong competitive positions in their industries

In addition, the portfolio managers of a sub-adviser with a value investment style generally will seek to identify securities of companies with characteristics such as attractive valuation, while portfolio managers of a sub-adviser with a growth investment style generally will seek to identify securities of companies with strong growth potential.

The portfolio managers may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or more attractive alternatives are identified.

The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in securities with capitalizations outside the Fund’s small-cap range and up to 10% of its total assets in foreign securities. The Fund also may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The portfolio managers may also use various types of derivative instruments (primarily futures contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

PRINCIPAL RISKS

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Equity Securities Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods of time. The value of stocks and other equity securities may be affected by an issuer’s financial condition and overall market, economic and political conditions.

Small-Cap Company Risk is the risk that investing in securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited managerial and financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Growth Investing Risk is the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Value Investing Risk is the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock’s intrinsic worth or the Fund’s investment adviser overestimates the stock’s expected value.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the U.S. dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

Counterparty Risk is the risk that the issuer or guarantor of a debt security, or the counterparty of a derivative instrument contract or repurchase agreement or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Issuer Risk is the risk that the values of securities held by the Fund may decline for reasons which relate to the issuers of such securities (e.g., management performance, financial leverage, and reduced demand for the issuer’s goods and services).

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser or the sub-advisers, as applicable, will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser or the sub-advisers, as applicable, and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Allocation Risk is the risk that SSGA FM may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Multi-Style Management Risk is the risk that, because portions of the Fund’s assets are managed by different sub-advisers using different investment styles, the Fund could engage in overlapping security transactions, potentially leading to the Fund holding a more concentrated position in these securities. The Fund could also take opposite positions in securities of the same issuer, which may lead to higher transaction costs compared to a fund using a single investment style.

Unconstrained Sector Risk is the risk that the Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 21.19% (quarter ended June 30, 2009)

Lowest -19.58% (quarter ended December 31, 2018)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 4/28/00)	-9.70%	4.62%	12.96%

Russell 2000® Index (does not reflect fees, expenses, or taxes)	-11.01%	4.41%	11.97%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA FM

INVESTMENT SUB-ADVISERS

Champlain Investment Partners, LLC

GlobeFlex Capital, L.P.

Kennedy Capital Management, Inc.

Palisade Capital Management, L.L.C.

SouthernSun Asset Management, LLC

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/ Sub-Advisers

Dennis Santos	Since 2017	Vice President at State Street Global Advisors (“SSGA”)

Shawn McKay	Since 2019	Vice President at SSGA

Scott Brayman, CFA	Since 2008	Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies of Champlain Investment Partners, LLC

Robert Anslow	Since 2008	Partner and Chief Investment Officer of GlobeFlex Capital, L.P.

Frank Latuda, Jr., CFA	Since 2010	Vice President, Director and Chief Investment Officer of Kennedy Capital Management, Inc.

Marc Shapiro	Since 2012	Managing Director and Senior Portfolio Manager of Palisade Capital Management, L.L.C.

Michael Cook	Since 2008	Chief Executive Officer and Chief Investment Officer of SouthernSun Asset Management, LLC

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

State Street Income V.I.S. Fund

Class 1 SSIMX

INVESTMENT OBJECTIVE
Maximum income consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street Income V.I.S. Fund (the “Income Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.50%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.01%
[1]

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$103	$322	$558	$1,236

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in debt securities.

The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (“Ginnie Mae”). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio managers may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.

The Fund also may invest up to 20% of its net assets in high yield securities (also known as “junk bonds”) and, to a lesser extent, in asset-backed securities, foreign (non-U.S.) and emerging market debt securities and equity securities. The Fund may also invest in exchange-traded products (“ETPs”) that provide exposure to such investments, including ETPs that pay fees to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and its affiliates for management, marketing or other services. High yield securities are those rated BB+ through B- by S&P Global Ratings (“S&P”) or Ba1 through B3 by Moody’s Investor Services, Inc. (“Moody’s”) or below or of similar quality. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

The portfolio managers may also use various types of derivative instruments (primarily futures contracts and interest rate and credit default swaps) to manage yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.

The Fund may engage in active and frequent trading of its portfolio securities.

PRINCIPAL RISKS

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Mortgage-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities. The liquidity of mortgage-related securities may change over time.

Asset-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. The liquidity of asset-backed securities may change over time.

Prepayment Risk is the risk that, during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates.

Extension Risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates, which could extend the duration of obligations held by the Fund and make the values of such obligations more sensitive to changes in interest rates and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.

High Yield Securities Risk is the risk that below investment-grade securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Risk of Investment in Other Pools is the risk that, if the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.

U.S. Government Obligations Risk is the risk that U.S. Government obligations may be adversely affected by changes in interest rates, or a default by, or decline in the credit quality of, the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and such securities are subject to increased credit risk.

Municipal Obligations Risk is the risk that prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. While income derived from investments in municipal obligations typically is exempt from regular federal income tax, there may be other taxes associated with capital gains and interest income on municipal obligations. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes.

Equity Securities Risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods of time. The value of stocks and other equity securities may be affected by an issuer’s financial condition and overall market, economic and political conditions.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Emerging Markets Risk is the risk of investing in securities of governments or companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Currency Risk is the risk that the U.S. dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

Counterparty Risk is the risk that the issuer or guarantor of a debt security, or the counterparty of a derivative instrument contract or repurchase agreement or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Portfolio Turnover Risk is the risk that the Fund may experience high portfolio turnover rates which may result in higher Fund expenses. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Issuer Risk is the risk that the values of securities held by the Fund may decline for reasons which relate to the issuers of such securities (e.g., management performance, financial leverage, and reduced demand for the issuer’s goods and services).

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 5.80% (quarter ended September 30, 2009)

Lowest -2.72% (quarter ended December 31, 2016)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 1/3/95)	-1.42%	1.87%	3.59%

Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses, or taxes)	0.01%	2.52%	3.48%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA FM

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Mark Johnson, CFA	Since 2007	Senior Managing Director at State Street Global Advisors (“SSGA”)

Matthew Nest, CFA	Since 2018	Managing Director at SSGA

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

State Street Total Return V.I.S. Fund

Class 1 SSTIX    Class 3 SSTTX

INVESTMENT OBJECTIVE
The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street Total Return V.I.S. Fund (the “Total Return Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

	Class 1	Class 3
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses (includes an Investor Service Plan fee of 0.20% of the average daily net assets)	0.27%	0.27%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	0.66%	0.91%
[1]	“Acquired Fund Fees and Expenses” have been restated to reflect amounts estimated for the current fiscal year.

[2]

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$67	$211	$368	$822
Class 3	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by constructing a broadly diversified portfolio that provides exposure to three primary asset classes either directly or indirectly through investment in exchange-traded funds (“ETFs”), including ETFs that pay fees to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund’s investment adviser, and its affiliates for management, marketing or other services: (1) U.S. and foreign (non-U.S.) equity securities (the “Equity Class”); (2) U.S. and foreign (non-U.S.) debt securities (the “Fixed Income Class”); and

(3) alternative-style investments (the “Alternative Class”). SSGA FM allocates the Fund’s assets among the following sub-asset classes in proportions consistent with the potential returns and risks of each sub-asset class as well as the allocations that, in SSGA FM’s view, will best meet the Fund’s investment objective:

•

Equity Class — Sub-Asset Classes: U.S. large cap equity securities; U.S. small- and mid-cap equity securities; foreign (non-U.S.) developed market equity securities; and emerging market equity securities.

•

Fixed Income Class — Sub-Asset Classes: U.S. government securities, U.S. investment-grade credit securities, and U.S. securitized fixed-income securities (mortgage-backed and asset-backed securities); treasury inflation-protected securities (“TIPS”); high yield securities (also known as “junk bonds”); and sovereign debt obligations.

•	Alternative Class — Sub-Asset Classes: real estate investment trusts (“REITs”) and commodities.

Under normal circumstances, the Fund anticipates maintaining an overall strategic target allocation range of 45-65% of its assets in the Equity Class, 30-50% of its assets in the Fixed Income Class and 3-15% of its assets in the Alternative Class. SSGA FM reviews these target allocations at least annually and may make changes over time when it believes it is beneficial to the Fund, including, but not limited to, adding or removing sub-asset classes or underlying ETFs, changing the sub-asset class target allocations, or maintaining the target allocations for longer or shorter periods of time. In addition, SSGA FM may from time to time make tactical adjustments to the Fund’s allocation to a particular sub-asset class to pursue short to intermediate term opportunities based on a broad range of market and economic conditions and a combination of quantitative and fundamental inputs. As a result of these tactical adjustments, the Fund’s actual allocations may deviate from the overall strategic target allocations and, during certain periods, such deviations may be significant.

With respect to the Fund’s assets that are allocated to the Fixed Income Class and Alternative Class, SSGA FM employs an “indexing” investment approach. SSGA FM divides the Fixed Income Class and Alternative Class into the sub-classes described above, and for each sub-class seeks to track the performance of an applicable market index. Under this investment approach, the Fund invests directly or through investment in ETFs either (1) in substantially all of the securities in an index in approximately the same proportion as the index (a “replication” strategy) or (2) in a representative sample of securities that collectively has an investment profile similar to an index (a “representative sampling” strategy). In a representative sampling strategy, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the index, and the Fund might or might not hold, directly or through investment in ETFs, all of the securities that comprise the index. For additional information regarding the investment process used to manage the Fixed Income Class and Alternative Class, including the sub-asset classes and applicable market indices, see the “More on the Underlying Investment Indices of the State Street Total Return V.I.S. Fund” section of this Prospectus.

With respect to the Fund’s assets that are allocated to the Equity Class, SSGA FM employs a factor-based quantitative investment process. SSGA FM divides the Equity Class into the sub-classes described above, and for each sub-class seeks to outperform an applicable market index. SSGA FM uses proprietary quantitative models to systematically evaluate various investment style factors, such as value, size, volatility, quality and momentum. The “value” factor incorporates measures such as price to earnings, price to sales, price to cash earnings, price to book value and dividend yield. The “size” factor incorporates measures such as market capitalization. The “volatility” factor incorporates measures such as historical return volatility (i.e., 60-month standard deviation of monthly returns). The “quality” factor incorporates measures such as return on assets, earnings variability and leverage. The “momentum” factor incorporates measures such as price momentum. SSGA FM seeks to maximize potential returns by overweighting securities with positive characteristics identified by the models and underweighting securities with negative characteristics relative to their index weights. SSGA FM may at times employ an “indexing” investment approach (as described above) with respect to one or more sub-asset classes of the Equity Class. For additional information regarding the investment process used to manage the Equity Class, including the sub-asset classes and applicable market indices, see the “More on the Underlying Investment Indices of the State Street Total Return V.I.S. Fund” section of this Prospectus.

SSGA FM may gain exposure to the various sub-asset classes by investing directly in individual securities or through investment in ETFs managed by SSGA FM or its affiliates as well as those managed by unaffiliated investment managers. The Fund (or the ETFs in which the Fund invest) may also use derivative instruments (primarily options, futures contracts, options on futures, interest rate swaps and credit default swaps) to gain or hedge exposure to a certain type of security or broad-based index as an alternative to investing directly in or selling such type of security or the securities representing such index.

The Fund may hold cash or invest in money market instruments, principally for the preservation of capital, income potential or maintenance of liquidity.

PRINCIPAL RISKS

The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in the underlying funds. The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

Indexing Strategy/Index Tracking Risk is the risk of attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Currency Hedging Risk is the risk that if the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund’s hedging transactions will be effective.

Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Large-Cap Company Risk is the risk that returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited managerial and financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Mortgage-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities. The liquidity of mortgage-related securities may change over time.

Asset-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. The liquidity of asset-backed securities may change over time.

Treasury Inflation-Protected Securities Risk is the risk that inflation protected securities, such as TIPS, generally fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, an inflation-protected security’s value will decrease when real interest rates rise and increase when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. During periods of “deflation,” the principal and income of an inflation protected security may decline in price, which could result in losses for the Fund.

High Yield Securities Risk is the risk that below investment-grade securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Sovereign Debt Obligations Risk is the risk that investments in debt securities issued by sovereign entities may decline in value as a result of a default or other adverse credit event resulting from a sovereign entity’s unwillingness or inability to repay principal and pay interest in a timely manner. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

Allocation Risk is the risk that SSGA FM may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Emerging Markets Risk is the risk of investing in securities of governments or companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Modeling Risk is the risk associated with the use of quantitative models by the Adviser in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative instrument may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

U.S. Government Obligations Risk is the risk that U.S. Government obligations may be adversely affected by changes in interest rates, or a default by, or decline in the credit quality of, the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and such securities are subject to increased credit risk.

Exchange-Traded Funds Risk is the risk that the Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. Also, the Fund bears its proportionate share of the fees and expenses of an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (“NAV”) of an ETF’s shares) for a number of reasons. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF’s investments, which may be exacerbated in less liquid markets.

REIT Risk is the risk that equity REITs may be affected by changes in the value of the underlying property owned by the trusts, and that mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended, and to maintain an exemption under the Investment Company Act of 1940, as amended.

Commodities Risk is the risk that commodity prices can be extremely volatile, and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of three broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. On August 1, 2018, the Fund changed to its current principal investment strategies. Prior to January 23, 2013, the Fund’s underlying strategies were actively managed. If the Fund’s current principal investment strategies had been in place for these prior periods, performance information shown may have been different. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

The bar chart shows the performance of the Fund’s Class 1 Shares.

Highest/Lowest quarterly results during this time period were:

Highest 11.38% (quarter ended June 30, 2009)

Lowest -11.99% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 7/1/85)	-6.34%	3.69%	7.15%

Class 3 (inception 5/1/06)	-6.61%	3.43%	6.89%

S&P 500® Index (does not reflect fees, expenses or taxes)	-4.38%	8.50%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	0.01%	2.52%	3.48%

MSCI® ACWI ex-U.S. Index (does not reflect fees, expenses or taxes)	-14.20%	0.68%	6.57%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA FM

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Michael Martel	Since 2018	Managing Director at State Street Global Advisors (“SSGA”)

Jeremiah Holly, CFA	Since 2018	Vice President at SSGA

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

State Street Real Estate Securities V.I.S. Fund

Class 1 SSRSX

INVESTMENT OBJECTIVE
Maximum total return through current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street Real Estate Securities V.I.S. Fund (the “Real Estate Securities Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.05%

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$107	$334	$579	$1,283

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks, and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

The Fund considers an issuer to be “principally engaged in” or “principally related to” the real estate industry if at least 50% of its assets (marked-to-market), gross income or net profits are attributable to development, ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity real estate investment trusts (“REITs”), mortgage REITs, real estate brokers and developers, companies that manage real estate and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund also may invest to a lesser extent in equity securities and debt securities of issuers outside the real estate industry. The Fund also may invest in high yield securities (also known as “junk bonds”).

PRINCIPAL RISKS

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

REIT Risk is the risk that equity REITs may be affected by changes in the value of the underlying property owned by the trusts, and that mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended, and to maintain an exemption under the Investment Company Act of 1940, as amended.

Real Estate Securities Risk is the risk of investing in real estate securities. Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, property values or income may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

High Yield Securities Risk is the risk that below investment-grade securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. The securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser or the sub-adviser, as applicable, will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser or the sub-adviser, as applicable, and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Prepayment Risk is the risk that, during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 34.46% (quarter ended September 30, 2009)

Lowest -29.26% (quarter ended March 31, 2009)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 5/1/95)	-5.71%	8.25%	13.10%

FTSE NAREIT Equity REITs Index (does not reflect fees, expenses, or taxes)	-4.62%	7.90%	12.12%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

INVESTMENT SUB-ADVISER

CenterSquare Investment Management LLC

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/Sub-Adviser

Dean Frankel	Since 2005	Managing Director, Head of Real Estate Securities — CenterSquare Investment Management LLC

Eric Rothman	Since 2007	Portfolio Manager — CenterSquare Investment Management LLC

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

MORE ON STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

IMPORTANT DEFINITIONS

This section defines important terms that may be unfamiliar to an investor reading about the Funds:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade fixed-rate bond market.

Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Commercial mortgage-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by commercial mortgage assets, such as multi-family housing, office, retail, hotel, and industrial properties.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to claims of bondholders, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are debt obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States)(“ADRs”), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward contracts, swaps (including interest-only, interest rate, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (“CMOs”), and structured and indexed securities.

Duration is the expected change in the value of a portfolio of fixed income securities that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year average portfolio duration means the portfolio would be expected to decrease in value by 5% if interest rates rise 1%. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding a fixed income security.

Emerging market securities include interests in or obligations of governments or entities located in an emerging market country. The Funds consider an emerging market country to be any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Equitized cash is a technique that uses futures or other instruments (such as ETFs) to gain equity market exposure for holdings of cash. The use of futures or other instruments would be subject to other applicable restrictions on a Fund’s investments.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•	Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign corporations outside the U.S. and the issuer’s home country.

•	Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

•	Debt securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of governments or entities located outside the United States. The Funds will determine where an issuer of a security is located by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, (iv) has the principal trading market for its securities, or (v) is assessed a non-U.S. risk rating by a recognized third-party rating agency. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward contracts involve agreements to exchange one currency for another at a future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.

FTSE NAREIT Equity REITs Index is an unmanaged index of all tax-qualified equity real estate investment trusts (“REITs”) (except timber REITs or infrastructure REITs) listed on the New York Stock Exchange (the “NYSE”), NYSE Amex and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date.

Frequent trading involves the active and frequent trading of a Fund’s portfolio securities in an effort to achieve its principal investment strategies.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s Investors Service, Inc. (“Moody’s”) or BB through D by S&P Global Ratings (“S&P”) (or comparably rated by another nationally recognized statistical rating organization) or, if not rated, are considered by portfolio management to be of similar quality to such securities. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative with respect to their capacity to pay interest and repay principal in accordance with their terms. High yield securities generally entail more credit risk than higher-rated securities.

Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s or BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

MSCI® All Country World Index ex-U.S. (the “MSCI Index”) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI Index includes both developed and emerging markets.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. Each Fund may invest directly in money market instruments.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), other government agencies and private issuers. They may also include CMOs, which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, and the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Options are rights to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date. Purchasing and writing options are permitted investment strategies for certain Funds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as equity REITs or mortgage REITs or a combination of equity or mortgage REITs. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to a Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be considered illiquid investments.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Sovereign debt obligations are obligations of foreign (non-U.S.) governments, their agencies or instrumentalities, or other government-related entities.

S&P 500® Index is an unmanaged, market-capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate or in a particular non-U.S. currency, or the performance of a securities index. An interest-only swap is a synthetic total return swap index referencing the interest components of agency mortgage-backed securities pools. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. In an index swap, a Fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse, with a Fund receiving interest payments from another party in exchange for movements in the total return of a specified index. Credit default swaps are transactions in which the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation.

Technology sector includes companies that develop, produce or distribute products or services related to computers and computer software, the internet, semi-conductors and electronics and companies that rely heavily on technological advances.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (“tender option”). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

Treasury inflation-protected securities (also known as “TIPS”) are debt securities issued by the U.S. Treasury whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Inflation-protected securities normally will decline in price when real interest rates rise.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of Ginnie Mae. Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by Fannie Mae and Freddie Mac. All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stocks have lower valuation levels than growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward contracts or swaps and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund’s portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition and there can be no assurance that the utilization of such investment techniques will benefit a Fund. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average effective maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer, taking into account all expected prepayments, puts and adjustable coupons. The average effective maturity is weighted according to the dollar amounts invested in the various securities in a Fund. This measure indicates a money market fund’s or an income fund’s sensitivity to changes in interest rates. In general, the longer a Fund’s weighted average effective maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

MORE ON INVESTMENT STRATEGIES

In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to invest in other securities or use other investment strategies or techniques in pursuit of its investment objective(s). No Fund is under any obligation to invest in or use any other securities, strategies or techniques at any given time or under any particular economic condition. Certain securities, strategies and techniques may expose a Fund to other risks and considerations, which are discussed later in this Prospectus or in the Funds’ Statement of Additional Information (“SAI”).

Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during a Fund or portfolio restructuring. A Fund that invests in equity securities may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

Each Fund, other than the State Street S&P 500 Index V.I.S. Fund, may, from time to time and in the discretion of SSGA FM or a sub-adviser, as applicable, take temporary defensive positions when its portfolio managers believe that adverse or unstable market, economic, political or other conditions or abnormal circumstances, such as large cash inflows or anticipated redemptions, exist. In these circumstances, the portfolio managers may hold cash without limit, or restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective(s) and strategies.

In addition, a Fund may hold cash under circumstances where the liquidation of a Fund has been approved by the Company’s Board of Directors (the “Board”), and therefore investments in accordance with the Fund’s investment objective(s) and policies would no longer be appropriate.

Each Fund may invest directly in money market instruments and may also invest indirectly in money market instruments through investment in money market fund(s) managed by SSGA FM.

To the extent that a Fund holds cash for temporary defensive positions, it may be unable to pursue or achieve its investment objective(s). Temporary defensive investments could reduce the benefit to a Fund from any upswing in the market.

Each Fund with a name suggesting investment in a particular type of investment or in a particular country has adopted a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the particular type of investment, or in investments that are tied economically to the particular country, suggested by its name, as stated in the Summary Section above. Shareholders will be provided at least 60 days prior notice of any change in such policy.

Investment Techniques and Limitations: The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of SSGA FM and subject to the approval of the Board. Unless otherwise noted, percentage figures refer to the percentage of a Fund’s total assets (including any borrowings) that may be invested in accordance with the indicated technique. The percentage limitations on Fund investments listed in the Prospectus typically will apply at the time of investment. Thus, a Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

	State Street U.S. Equity V.I.S. Fund	State Street S&P 500 Index V.I.S. Fund	State Street Premier Growth Equity V.I.S. Fund	State Street Small-Cap Equity V.I.S. Fund	State Street Income V.I.S. Fund	State Street Total Return V.I.S. Fund	State Street Real Estate Securities V.I.S. Fund
Borrowing Limit	33 1/ 3%	33 1/ 3%	33 1/ 3%	33 1/ 3%	33 1/ 3%	33 1/ 3%	33 1 /3%
Repurchase Agreements	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Reverse Repurchase Agreements	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Restricted Securities and Illiquid Investments	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Structured and Indexed Securities	No	No	No	No	Yes	Yes	Yes
Options	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Securities Index Options	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Futures Contracts and Options on Futures Contracts	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Forward Contracts	Yes	No	Yes	Yes	Yes	Yes	No
Interest-Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps	No	No	No	No	Yes	Yes	No
Options on Foreign Currencies	Yes	No	Yes	Yes	Yes	Yes	No
Maximum Investment in Debt Securities	20%[1]	20%[1]	20%[1]	20%[1]	100% (maximum of 45% in BBB or below by S&P or Baa or below by Moody’s or of comparable quality)	80%[1]	100%[1]

	State Street U.S. Equity V.I.S. Fund	State Street S&P 500 Index V.I.S. Fund	State Street Premier Growth Equity V.I.S. Fund	State Street Small-Cap Equity V.I.S. Fund	State Street Income V.I.S. Fund	State Street Total Return V.I.S. Fund	State Street Real Estate Securities V.I.S. Fund
Maximum Investment in Below- Investment Grade Debt Securities (High Yield Securities)	5%	None	5%	10%	20%	50%	35%
Maximum Investment in Foreign Securities	15%[2]	35%[2]	25%[2]	10%[2]	35%[2]	70%[2]	20%[2]
When-Issued and Delayed Delivery Securities	Yes	Yes	Yes	Yes	Yes	Yes	Yes
[1]	This percentage figure refers to the percentage of the applicable Fund’s net assets (plus any borrowings for investment purposes).

[2]

This limitation excludes: ADRs; securities of a foreign issuer with a class of securities registered with the U.S. Securities and Exchange Commission (the “SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. For the State Street U.S. Equity V.I.S. Fund only, the percentage figure refers to the percentage of the Fund’s net assets (plus any borrowings for investment purposes).

	State Street U.S. Equity V.I.S. Fund	State Street S&P 500 Index V.I.S. Fund	State Street Premier Growth Equity V.I.S. Fund	State Street Small-Cap Equity V.I.S. Fund	State Street Income V.I.S. Fund	State Street Total Return V.I.S. Fund	State Street Real Estate Securities V.I.S. Fund
Lending Portfolio Securities	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Rule 144A Securities	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Debt Obligations of Supranational Agencies	Yes	No	Yes	Yes	Yes	Yes	Yes
Depositary Receipts	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Securities of Other Investment Funds	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Municipal Leases	No	No	No	No	Yes	Yes	No
Floating and Variable Rate Instruments	No*	Yes	No*	No*	Yes	Yes	Yes
Participation Interests in Municipal Obligations	No	No	No	No	Yes	Yes	No
Zero Coupon Obligation	Yes	No	No	No	Yes	Yes	No
Municipal Obligations Components	No	No	No	No	Yes	Yes	No
Custodial Receipts on Municipal Obligations	No	No	No	No	Yes	Yes	No
Commercial Mortgage-Backed Securities	No	No	No	No	Yes	Yes	No
Mortgage-Related Securities, including CMOs	No	No	No	No	Yes	Yes	Yes
Government Stripped Mortgage-Related Securities	No	No	No	No	Yes	Yes	Yes
Asset-Backed Securities and Receivable-Backed Securities	No	No	No	No	Yes	Yes	Yes
Mortgage Dollar Rolls	No	No	No	No	Yes	Yes	Yes
Short Sales Against the Box	Yes	Yes	Yes	Yes	Yes	Yes	Yes
*	Excludes commercial paper and notes with variable and floating rates of interest.

MORE ON THE UNDERLYING INVESTMENT INDICES OF THE STATE STREET TOTAL RETURN V.I.S. FUND

The State Street Total Return V.I.S. Fund seeks to achieve its investment objective by strategically allocating its portfolio across an Equity Class, Fixed Income Class, and Alternative Class (the “Asset Class Allocations”), as described in the “Principal Investment Strategies” section of this Prospectus. Each Asset Class Allocation is divided into two or more sub-asset classes, each of which seeks to either track the performance of or outperform an applicable market index which correlates to the sub-asset class (each, an “Index”).

The following chart provides a brief description of each Index currently expected to be used in managing the Fund’s portfolio as of the date of this Prospectus. The Fund may use other Indices not listed below that currently exist or may become available in the future at the sole discretion of SSGA FM without shareholder approval or prior notice. The Indices are not affiliated with the Fund or SSGA FM.

Asset Class	Index	Overview of Index
Equity Class

U.S. Large Cap Equity	Russell 1000 Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. SSGA FM seeks to outperform the Index.

U.S. Small- and Mid- Cap Equity	Russell 2000 Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. SSGA FM seeks to outperform the Index.

Foreign (Non-U.S.) Developed Equity	MSCI World ex-USA Index	The MSCI World ex-USA Index captures large- and mid-cap representation across developed countries, excluding the United States. The index is designed to cover approximately 85% of the free float-adjusted market capitalization in each applicable country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion. SSGA FM seeks to outperform the Index.

Emerging Market Equity	MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures market capitalizations of all sizes across emerging markets countries, representing 10% of world market capitalization. The index is designed to cover approximately 85% of the free float-adjusted market capitalization in each applicable country. SSGA FM seeks to outperform the Index.
Fixed Income Class

U.S. Government Securities U.S. Investment-Grade Securities U.S. Securitized Fixed-Income Securities	Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Treasury Inflation-Protected Securities	Bloomberg Barclays U.S. Government Inflation-Linked Bond Index	The Bloomberg Barclays U.S. Government Inflation-Linked Bond Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

High Yield Securities	Bloomberg Barclays High Yield Very Liquid Index	The Bloomberg Barclays High Yield Very Liquid Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, but not more than fifteen years, regardless of optionality; are rated high-yield; and have $500 million or more of outstanding face value. To be eligible for inclusion in the Index, a bond must have been issued within the past five years. Exposure to each eligible issuer will be capped at two percent of the Index. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Asset Class	Index	Overview of Index

Sovereign Debt Obligations	Bloomberg Barclays Global Treasury ex-US Capped Index	The Bloomberg Barclays Global Treasury ex-US Capped Index is designed to track the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade. Each of the component securities in the Index is a constituent of the Bloomberg Barclays Global Treasury ex-US Index. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Bloomberg Index Services Limited using a modified “market capitalization” methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.
Alternative Class

Real Estate Investment Trusts	Dow Jones U.S. Select REIT Index	The Dow Jones U.S. Select REIT Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (REITs) and is comprised of companies whose charters are the equity ownership and operation of commercial and/or residential real estate. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. A company must have a minimum float-adjusted market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Commodities	Bloomberg Roll Select Commodity Index	The Bloomberg Roll Select Commodity Index is made up of exchange-traded futures on physical commodities, representing commodities which are weighted to account for economic significance and market liquidity. Sectors from which the commodities are derived include precious metals, energy, grains, industrial metals, softs and livestock. Weighting restrictions on individual commodities and commodity groups promote diversification. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

MORE ON RISKS

Like all mutual funds, investing in the Funds involves risks. A Fund’s risk exposure is determined primarily by its principal investment strategies, which are described earlier in the Summary Section of this Prospectus. The principal risks of investing in the State Street Total Return V.I.S. Fund include risks from direct investments and/or indirect exposure through investment in the underlying funds. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective(s). Investing in shares of a Fund should not be considered a complete investment program. The share value of the Funds will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. As such, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you manage risk and achieve the results you need to reach your financial goals.

The principal risks of investing in each Fund are summarized in the table below. An explanation of each type of risk is provided in the pages following the table below. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times. In addition, each Fund may be subject to additional risks other than those described in the following pages because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Important Definitions” above. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

		State Street U.S. Equity V.I.S. Fund	State Street S&P 500 Index V.I.S. Fund	State Street Premier Growth Equity V.I.S. Fund	State Street Small-Cap Equity V.I.S. Fund	State Street Income V.I.S. Fund

	Allocation Risk				✓

	Asset-Backed Securities Risk					✓

Commodities Risk

	Counterparty Risk	✓	✓	✓	✓	✓

	Credit Risk	✓		✓	✓	✓

Currency Hedging Risk

	Debt Securities Risk	✓		✓	✓	✓

Derivative Instruments Risk	Forward Contracts Risk	✓	✓	✓	✓	✓
	Futures Contracts Risk	✓	✓	✓	✓	✓
	Options Risk	✓	✓	✓	✓	✓
	Options on Futures Contracts Risk	✓	✓	✓	✓	✓
	Interest-Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps Risk					✓

	Emerging Markets Risk					✓

	Equity Securities Risk	✓	✓	✓	✓	✓

	Extension Risk					✓

Exchange-Traded Funds Risk

	Focused Investing Risk			✓

	Foreign Investment Risk • Currency Risk • Political/Economic/Social Risk • Regulatory Risk • Additional Risks Related to Debt and Economic Conditions • Settlement Risk	✓		✓	✓	✓

	Government Stripped Mortgage-Related Securities Risk					✓

	High Yield Securities Risk					✓

	Indexing Strategy/Index Tracking Risk		✓

	Interest Rate Risk	✓		✓	✓	✓

	Issuer Risk	✓		✓	✓	✓

	Large-Cap Company Risk	✓	✓	✓

	Liquidity Risk	✓		✓	✓	✓

	Management Risk	✓		✓	✓	✓

Modeling Risk

	Mortgage-Backed Securities Risk					✓

	Multi-Style Management Risk				✓

	Municipal Obligations Risk					✓

	Portfolio Turnover Risk					✓

	Prepayment Risk					✓

Real Estate Securities Risk

REIT Risk

	Risk of Investment in Other Pools					✓

	Securities Market Risk	✓	✓	✓	✓	✓

		State Street U.S. Equity V.I.S. Fund	State Street S&P 500 Index V.I.S. Fund	State Street Premier Growth Equity V.I.S. Fund	State Street Small-Cap Equity V.I.S. Fund	State Street Income V.I.S. Fund

Sovereign Debt Obligations Risk

Style Risk	Growth Investing Risk	✓		✓	✓
	Value Investing Risk	✓			✓
	Mid-Cap Company Risk	✓		✓	✓
	Small-Cap Company Risk				✓

	Technology Sector Risk			✓

Treasury Inflation-Protected Securities Risk

	Unconstrained Sector Risk	✓	✓		✓

	U.S. Government Obligations Risk					✓

	Valuation Risk					✓

		State Street Total Return V.I.S. Fund	State Street Real Estate Securities V.I.S. Fund

	Allocation Risk	✓

	Asset-Backed Securities Risk	✓	✓

	Commodities Risk	✓

Counterparty Risk

	Currency Hedging Risk	✓

	Credit Risk	✓	✓

	Debt Securities Risk	✓	✓

Derivative Instruments Risk	Forward Contracts Risk	✓
	Futures Contracts Risk	✓
	Options Risk	✓
	Options on Futures Contracts Risk	✓
	Interest-Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps Risk	✓

	Emerging Markets Risk	✓

Equity Securities Risk

Extension Risk

	Exchange-Traded Funds Risk	✓

Focused Investing Risk

	Foreign Investment Risk • Currency Risk • Political/Economic/Social Risk • Regulatory Risk • Additional Risks Related to Debt and Economic Conditions • Settlement Risk	✓

Government Stripped Mortgage-Related Securities Risk

	High Yield Securities Risk	✓	✓

	Indexing Strategy/Index Tracking Risk	✓

	Interest Rate Risk	✓	✓

Issuer Risk

	Large-Cap Company Risk	✓

	Liquidity Risk	✓	✓

	Management Risk	✓	✓

	Modeling Risk	✓

		State Street Total Return V.I.S. Fund	State Street Real Estate Securities V.I.S. Fund

	Mortgage-Backed Securities Risk	✓

Multi-Style Management Risk

	Municipal Obligations Risk	✓

Portfolio Turnover Risk

	Prepayment Risk	✓	✓

	Real Estate Securities Risk		✓

	REIT Risk	✓	✓

Risk of Investment in Other Pools

	Securities Market Risk	✓	✓

	Sovereign Debt Obligations Risk	✓

Style Risk	Growth Investing Risk
Value Investing Risk
	Mid-Cap Company Risk	✓
	Small-Cap Company Risk	✓

Technology Sector Risk

	Treasury Inflation-Protected Securities Risk	✓

Unconstrained Sector Risk

	U.S. Government Obligations Risk	✓

	Valuation Risk	✓	✓

Allocation Risk. SSGA FM may not allocate assets of a Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Asset-Backed Securities Risk. Because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk and liquidity risk.

Commodities Risk. Commodity prices can have significant volatility, and exposure to commodities can cause the NAV of Fund shares to decline or fluctuate in a rapid and unpredictable manner.

The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into certain derivatives instruments contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a

Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. A party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction.

Credit Risk. The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Currency Hedging Risk. If a derivative is used as a hedge against a position that a Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while a Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect a Fund’s returns even when the hedge works as intended. The effectiveness of a Fund’s currency hedging strategy will also generally be affected by the volatility of both the securities that a Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of a Fund’s currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of a Fund’s currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of a Fund’s currency hedging strategy. There can be no assurance that a Fund’s hedging transactions will be effective. A Fund’s currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. A Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.

Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets, the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates, and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund’s fixed income securities to decrease, an adverse impact on the liquidity of a Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Derivative Instruments Risk. A Fund’s use of various investment techniques may involve derivative instruments, such as forward contracts, futures and options on futures contracts, options and swaps. There is no guarantee that these techniques will work. A Fund may, but is not required to, use derivative instruments as a substitute for taking a long or a short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivative instruments have the effect of leverage on a Fund, meaning that a small investment in derivative instruments could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid and difficult to value. Derivative instruments not traded on an exchange may be subject to counterparty risk (i.e., the risk that a counterparty to a derivative instruments transaction may not fulfill its obligations). There is also the risk that changes in the value of a derivative instrument held by a Fund may not correlate with the Fund’s other investments, which could impact Fund performance. A Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by SSGA FM, a sub-adviser and the portfolio managers responsible for managing the Fund. Changes in regulation relating to a mutual fund’s use of derivative instruments could potentially limit or impact a Fund’s ability to invest in derivative instruments, limit a Fund’s ability to employ certain strategies that use derivative instruments and/or adversely affect the value of derivative instruments and a Fund’s performance.

Forward Contracts Risk. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures Contracts Risk. When a Fund uses futures contracts as a hedging technique, because perfect correlation between a futures position and a Fund position that is intended to be hedged is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss. The loss that may be incurred by entering into futures contracts could exceed the amount invested and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Additionally, because of the low collateral deposits normally involved in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

Options Risk. Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. Although options are intended to enable a Fund to manage market and interest rate risks, these investments can be highly volatile and a Fund’s use of them could result in poorer investment performance. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund’s option strategies, and for these and other reasons a Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Options on Futures Contracts Risk: The use of options on futures contracts as a hedging device involves several risks similar to a direct investment in a futures contact. No assurance can be given that a correlation will exist between price movements in the underlying securities, currency or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents a Fund’s profit or loss on the transaction.

Interest-Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest-only swaps tend to be very sensitive to interest rate changes and can decline in value if prepayment rates become more rapid. If a portfolio manager is incorrect in forecasting interest rates and uses interest rate swaps, the investment performance of a Fund may be adversely impacted due to the use of such swaps. Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a Fund could experience a higher or lower return than anticipated. If a Fund is a buyer of a credit default swap and no event of default occurs, the Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligations.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed below. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature, and their political systems are less stable than those in developed countries. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the systems and procedures for trading and settlement of securities in emerging markets may be less developed and less transparent and transactions may take longer to settle. A Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Equity Securities Risk. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Exchange-Traded Funds Risk. Most ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally involves the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategy and policies; (ii) substantially the same risks as those associated with the direct ownership of the securities or other assets represented by an underlying ETF in which it invests; (iii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iv) the risk that shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF’s shares); (v) the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares; (vi) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vii) the risk that an ETF becomes subject to a trading halt or no longer meets the listing requirements of any applicable exchanges on which that ETF is listed. Also, the Fund bears its proportionate share of the fees and expenses of the ETFs in which it invests.

The ETFs may have a limited number of financial institutions that act as authorized participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for the shares of the ETF. This circumstance may lead to shares of the ETF trading at a discount or premium to NAV and possibly facing trading halts and/or delisting. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates, which could extend the duration of obligations held by a Fund and make the values of such obligations more sensitive to changes in interest rates and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.

Focused Investing Risk. Although the State Street Premier Growth Equity V.I.S. Fund is a “diversified” fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may focus its investments in the securities of a limited number of issuers, securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector in an effort to achieve a potentially greater investment return than a fund that invests in a more diverse investment portfolio. As a result, the Fund may be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector or to risks associated with and adverse developments affecting a single issuer, including price movements of a single issuer’s securities. These events could cause a greater impact on the Fund’s NAV, causing it to fluctuate more than that of a more widely diversified fund.

Foreign Investment Risk. Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves unique and additional risks that can affect a Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

Currency Risk. The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. A Fund is permitted to hedge against foreign currency risk, but normally will not do so.

Political/Economic/Social Risk. Changes in economic, tax or foreign investment policies, government stability, war, civil unrest or other political, economic or social actions may have an adverse effect on a Fund’s foreign investments.

Regulatory Risk. Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Additional Risks Related to Debt and Economic Conditions. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets. The continuing uncertainty regarding the regional and global impact of the 2016 “Brexit” vote and related negotiations for the United Kingdom’s departure from the European Union may cause future volatility and disruption in global markets.

Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, thereby making it difficult to conduct such transactions. Delays in settlement could result in periods when assets of a Fund remain uninvested. The inability of a Fund to make intended purchases due to settlement problems could cause it to miss attractive investment opportunities and affect its ability to track its relevant Index. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times it considers desirable, and my subject a Fund to losses and costs due to its own ability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.

Government Stripped Mortgage-Related Securities Risk. In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, a Fund may not fully recoup its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met. Investments in government stripped mortgage-related securities may also be subject to valuation risk.

High Yield Securities Risk. Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities are subject to greater risk of default and of insolvency or bankruptcy of the issuer than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade securities may depress prices and diminish liquidity for such securities. The market for below investment-grade securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Indexing Strategy/Index Tracking Risk. The State Street S&P 500 Index V.I.S. Fund and, for certain sub-asset classes, the State Street Total Return V.I.S. Fund, are each managed with an indexing investment strategy, attempting to track the performance of unmanaged indices of securities. A Fund will seek to replicate index returns, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. A Fund generally will buy and will not sell a security included in the index as long as the security is part of the index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. While the Adviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), a Fund’s return may not match the return of the index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) to replicate the performance of the Index may not correlate precisely with the return of the index. A Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of a Fund or reserves of cash held by a Fund to meet redemptions. The Adviser may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between a Fund’s return and that of the index. Changes in the composition of the index and regulatory requirements also may impact a Fund’s ability to match the return of the index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.

Interest Rate Risk. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance. Substantial redemptions from bond and other income funds may worsen that impact. Dividend paying and other types of equity securities also may be adversely affected from an increase in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, then a Fund might have to reinvest the proceeds in an investment offering a lower yield and might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates. When interest rates decline, the income received by a Fund may decline, and the Fund’s yield may also decline.

Issuer Risk. The values of securities held by a Fund may decline for reasons which relate to the issuers of such securities (e.g., management performance, financial leverage, and reduced demand for the issuer’s goods and services).

Liquidity Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. In addition, liquidity risk can increase as a result of unusually high redemption requests, redemption requests by certain large shareholders (such as institutional investors), or other market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

In compliance with the SEC’s new liquidity risk management rule applicable to open-end mutual funds, the Funds recently established a liquidity risk management program. The rule’s impact on the Funds, and on the open-end fund industry in general, is not yet fully known, but the rule could affect a Fund’s performance and its ability to achieve its investment objectives. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

Management Risk. The Funds are subject to management risk to the extent they are actively managed investment portfolios. SSGA FM or the sub-advisers, as applicable, and each Fund’s portfolio managers will apply investment techniques and risk analysis in making investment decisions for the Funds but there can be no guarantee that these decisions will produce the desired results. There also can be no assurance that all of the personnel of SSGA FM or a sub-adviser will continue to be associated with SSGA FM or the sub-adviser for any length of time. The loss of services of one or more key employees of SSGA FM or a sub-adviser could have an adverse impact on a Fund’s ability to realize its investment objective. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause SSGA FM or the sub-advisers, as applicable, to restrict or prohibit participation in certain investments.

Modeling Risk. The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.

Mortgage-Backed Securities Risk. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk and liquidity risk.

Multi-Style Management Risk: Because portions of the State Street Small-Cap Equity V.I.S. Fund’s assets are managed by different sub-advisers using different investment styles, the Fund could engage in overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other. Overlapping transactions could lead to multiple sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain sub-advisers may be purchasing securities at the same time other sub-advisers may be selling those same securities, which may lead to higher transaction costs compared to a fund using a single investment style. To a significant extent, the Fund’s performance will depend on the success of SSGA FM in allocating the Fund’s assets among the various investment strategies and sub-advisers.

Municipal Obligations Risk. Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to federal alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured, which is intended to guarantee the timely payment of interest and repayment of principal.

Portfolio Turnover Risk. A Fund may experience high portfolio turnover rates as a result of its principal investment strategies. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover may have the effect of reducing a Fund’s investment return, and the sale of securities by a Fund may result in the realization of capital gains.

Prepayment Risk. Prices and yields of certain securities such as mortgage-backed securities and asset-backed securities assume the securities will be redeemed at a given time. When interest rates decline, such securities experience higher prepayments because the underlying mortgages or loans are repaid earlier than expected. A Fund’s portfolio managers may be forced to invest the proceeds from prepaid mortgage-backed securities or asset-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, such securities experience lower prepayments because borrowers are less likely to repay their loans. This typically reduces the value of the underlying securities.

Real Estate Securities Risk. The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers, such risks similar to those associated with direct ownership of real estate. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.

REIT Risk. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain an exemption under the 1940 Act. For example, because the State Street Real Estate Securities V.I.S. Fund and State Street Total Return V.I.S. Fund may each acquire debt securities of issuers primarily engaged in or related to the real estate industry, each Fund also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating in that a specific term and run the risk of liquidating at an economically inopportune time.

Risk of Investment in Other Pools. When a Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of a Fund; as a result, a Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which a Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by a Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a Fund’s assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by a Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which a Fund does so.

Securities Market Risk: The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, a Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities. Securities market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner.

Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity.

Sovereign Debt Obligations Risk. Investments in debt securities issued by sovereign entities involve the risk that the sovereign entities responsible for repayment may be unable or unwilling to repay principal and pay interest in a timely manner. A sovereign entity’s willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject. A sovereign entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many foreign (non-U.S.) governments, including their agencies or instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by sovereign entities in emerging countries.

Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

Growth Investing Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Value Investing Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock’s intrinsic worth or the Fund’s investment adviser overestimates the stock’s expected value.

Large-Cap Company Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies.

Small-cap companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Treasury Inflation-Protected Securities Risk. Inflation-protected securities, such as TIPS, generally fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, an inflation protected security’s value will decrease when real interest rates rise and increase when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. During periods of “deflation,” the principal and income of an inflation protected security may decline in price, which could result in losses for a Fund. There can be no assurance that the inflation index used will accurately measure the price increase of a certain good or service. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in a calendar year.

Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on a Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of a Fund. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which a Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. A Fund may establish or terminate a focus in an industry or sector at any time in the Adviser’s discretion and without notice to investors.

U.S. Government Obligations Risk. A Fund may invest in debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. U.S. Government-sponsored enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, they are not supported by the full faith and credit of the U.S. Government, and they involve increased credit risks. Certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities. Investments in U.S. Government securities are also subject to interest rate risk and prepayment risk, and the risk that the value of the securities will fluctuate in response to political, market or economic developments. The downgrade in the long-term U.S. credit rating by at least one major rating agency has introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

Valuation Risk. Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Calculating Share Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value. Investors who purchase or redeem Fund shares on days when the Fund is holding “fair valued” securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not “fair valued” the holding(s) or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment, and Funds that hold a significant percentage of fair valued securities may be particularly susceptible to the risks associated with fair valuation.

OTHER RISK CONSIDERATIONS

Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which a Fund would compensate the Adviser and/or such affiliates. A Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.

The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of a Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including a Fund) or otherwise using such information for the benefit of its clients or itself.

The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.

Cyber Security and Disaster Recovery Risk. Information and technology systems relied upon by the Funds, the investment adviser, the investment sub-advisers, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Funds invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the investment adviser, the investment sub-advisers, the Funds’ service providers and/or issuers of securities in which the Funds invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of a Fund, the investment adviser, the investment sub-advisers, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds.

Large Investor Risk. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. Large investor transactions may cause a Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. In addition, such transactions may cause a Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Investors may be materially affected by the actions of other large investors. For example, if a large investor withdraws an investment in a Fund, the Fund could diminish in size by a substantial amount causing the remaining investors to experience higher pro rata operating expenses, resulting in lower returns for such investors. The purchase or withdrawal by a large investor may result in significant portfolio trading expenses that are borne by other shareholders. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large investor, which could exacerbate any potential negative effects experienced by the Funds.

Lending Portfolio Securities Risk. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. When securities are loaned, voting rights typically pass to the borrower. However, if SSGA FM determines that a proxy vote is materially important to the shareholders of the Fund and where it is feasible to recall the securities on a timely basis, SSGA FM may use its reasonable efforts to recall the loaned securities. SSGA FM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed to be in good standing and when, in SSGA FM’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market or other short-term investment fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Funds may invest cash collateral in another pooled investment vehicle advised by the Adviser.

Redemption Risk. Each Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid investments at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Repurchase Agreements Risk. A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Restricted Securities Risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Investors in restricted securities may not benefit from the same investor protection requirements as publicly traded securities.

Reverse Repurchase Agreements Risk. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

DISCLOSURE OF PORTFOLIO HOLDINGS

SSGA FM has adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. SSGA FM limits disclosure of portfolio information to situations it believes will not result in material harm to or disadvantage investors in the Funds. The Funds will generally disclose on their website (www.ssga.com/geam) the complete list of month-end portfolio holdings for each Fund, 30 days after the end of each month. Top 10 portfolio holdings and portfolio characteristics (such as sector and regional weightings) are generally posted monthly for each Fund, 15 days after the end of each month. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADMINISTRATOR

SSGA FM serves as the investment adviser and administrator to each Fund and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund’s assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street Corporation. As of December 31, 2018, SSGA FM managed approximately $452.10 billion in assets and SSGA managed approximately $2.51 trillion in assets. The Adviser’s principal business address is One Iron Street, Boston, Massachusetts 02210.

Under a separate sub-administration agreement, SSGA FM has delegated certain administrative functions to State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. State Street is a subsidiary of State Street Corporation. Under the sub-administration agreement, State Street performs certain back office services to support SSGA FM, including among other things, furnishing financial and performance information about the Funds for inclusion in regulatory filings and Board and shareholder reports; preparing regulatory filings, Board materials and tax returns; performing expense and budgeting functions; performing tax compliance testing; and maintaining books and records. State Street also serves as custodian and accounting agent for the Funds for a separate fee that is paid by the Funds.

SSGA FM has retained sub-advisers to manage the assets of the State Street Small-Cap Equity V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund, subject to oversight by SSGA FM. SSGA FM pays each sub-adviser an investment sub-advisory fee out of the Management Fee (as defined below) that it receives from the respective Fund. The investment sub-advisory fee is paid by SSGA FM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. The current sub-advisers to the State Street Small-Cap Equity V.I.S. Fund are Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Capital, L.P. (“GlobeFlex”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”) and SouthernSun Asset Management, LLC (“SouthernSun”). The current sub-adviser to the State Street Real Estate Securities V.I.S. Fund is CenterSquare Investment Management LLC (“CenterSquare”).

MANAGEMENT FEES:

Each Fund pays SSGA FM a combined fee for advisory and administrative services that is accrued daily and paid monthly (“Management Fee”).

For the fiscal year ended December 31, 2018, the Funds paid SSGA FM the following Management Fees as a percentage of average net assets:

State Street U.S. Equity V.I.S. Fund	0.55%
State Street S&P 500 Index V.I.S. Fund	0.25%
State Street Premier Growth Equity V.I.S. Fund	0.65%
State Street Small-Cap Equity V.I.S. Fund	0.95%
State Street Income V.I.S. Fund	0.50%	*
State Street Total Return V.I.S. Fund	0.35%
State Street Real Estate Securities V.I.S. Fund	0.85%

*

Effective May 1, 2019, with respect to the State Street Income V.I.S. Fund, SSGA FM is contractually obligated until May 1, 2020 to waive its management fee and/or reimburse certain expenses for the Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Fund’s holdings in acquired funds for cash management purpose, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to May 1, 2020 except with approval of the Board.

The Management Fee payable to SSGA FM with respect to the State Street Real Estate Securities V.I.S. Fund declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level, or “breakpoint.” The following chart sets forth the fee schedule for this Fund:

State Street Real Estate Securities V.I.S. Fund
First $100 million of average daily net assets	0.85%
Next $100 million of average daily net assets	0.80%
Over $200 million of average daily net assets	0.75%

From time to time, SSGA FM may waive or reimburse the Management Fees paid by a Fund.

BOARD OF DIRECTORS’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Funds’ semi-annual report to shareholders for the period ended June 30, 2018 contains a discussion regarding the basis for the Board’s approval of the investment advisory and administration agreement with SSGA FM, the sub-advisory agreements with Champlain, GlobeFlex, Kennedy, Palisade and SouthernSun with respect to the State Street Small-Cap Equity V.I.S. Fund and the sub-advisory agreement with CenterSquare with respect to the State Street Real Estate Securities V.I.S. Fund.

MANAGER OF MANAGERS STRUCTURE

SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Directors, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order also permits a Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by a Fund also requires prior shareholder approval, which has been obtained for all Funds.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM’s responsibilities to a Fund, including SSGA FM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

ABOUT THE FUNDS’ PORTFOLIO MANAGERS

Each Fund is managed by a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds followed by biographical information for each portfolio manager.

Portfolio Management Teams

The State Street U.S. Equity V.I.S. Fund is managed by a team of portfolio managers that includes David Carlson, Paul Nestro and Chris Sierakowski. Mr. Nestro manages one of two sub-portfolios that comprise the Fund, while Messrs. Carlson and Sierakowski co-manage the other sub-portfolio. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed (or co-managed) by, a particular portfolio manager on the Fund’s portfolio management team. The two sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their respective sub-portfolios. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

The State Street S&P 500 Index V.I.S. Fund is co-managed by Michael Feehily, Karl Schneider and Olga Winner. Messrs. Feehily and Schneider and Ms. Winner manage the Fund as a collaborative team. Each portfolio manager has the authority to increase or decrease existing positions in the Fund.

The State Street Premier Growth Equity V.I.S. Fund is co-managed by David Carlson and William Sandow. Messrs. Carlson and Sandow both manage the Fund as a collaborative team.

The State Street Small-Cap Equity V.I.S. Fund is managed by Dennis Santos and Shawn McKay, who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Messrs. Santos and McKay have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain; GlobeFlex; Kennedy; Palisade; and SouthernSun. Additional information about each sub-adviser can be found under the section entitled “About the Sub-Advisers — State Street Small-Cap Equity V.I.S. Fund” later in this Prospectus.

The State Street Income V.I.S. Fund is co-managed by Mark Johnson and Matthew Nest. Messrs. Johnson and Nest are supported by an investment team of portfolio managers, analysts and traders who undertake idea generation through fundamental bottom-up and top-down research. The asset allocation team delegates capital across the different investment grade asset classes and risk budgets for interest rate positioning. Each asset class head then deploys capital utilizing rigorous company and industry analysis, along with a strong relative value framework for assessing valuations. Primary sources of excess returns include duration positioning, asset allocation and security selection.

The State Street Total Return V.I.S. Fund is managed by a team of portfolio managers that includes Michael Martel and Jeremiah Holly. Messrs. Martel and Holly have full discretion in determining asset allocations for the Fund. Each of the various asset classes of the Fund are advised by SSGA FM. In addition to having full discretion over asset allocation, Messrs. Martel and Holly may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and ETFs, including ETFs advised by SSGA FM or its affiliates as well as those managed by unaffiliated investment managers.

The State Street Real Estate Securities V.I.S. Fund is managed by CenterSquare, a sub-adviser retained by SSGA FM to provide day-to-day management of the Fund’s assets. Additional information about the sub-adviser can be found under the section entitled “About the Sub-Advisers — State Street Real Estate Securities V.I.S. Fund” later in this Prospectus.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time. The SAI provides the following additional information about each portfolio manager (including those of Champlain, GlobeFlex, Kennedy, Palisade, SouthernSun and CenterSquare): (i) the portfolio manager’s compensation; (ii) other accounts managed by the portfolio manager; and (iii) the portfolio manager’s ownership of shares of the Fund he/she manages, if any.

David Carlson, CFA, is a Senior Managing Director of SSGA and the Adviser, a Portfolio Manager and Chief Investment Officer for the Fundamental U.S. Equity Group. Mr. Carlson joined SSGA through its acquisition of GE Asset Management Incorporated (“GEAM”) in July 2016. Prior to joining SSGA, Mr. Carlson served in various senior investment roles at GEAM since 1982.

Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Adviser and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm’s Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the Russell Index Client Advisory Board.

Jeremiah Holly, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Investment Solutions Group (ISG). In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and derivatives-based overlay strategies. He is actively involved in the investment research that underpins the team’s views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Prior to joining SSGA in 2005, Mr. Holly worked as a research analyst at Chmura Economics & Analytics, an economic research firm in Richmond, Virginia. Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and CFA Institute. He also serves on the Board of Directors for Tutoring Plus of Cambridge, a nonprofit tutoring and mentoring organization based in Cambridge, MA.

Mark Johnson, CFA, is a Senior Managing Director of SSGA and the Adviser and a member of the Global Fixed Income — Solutions group. He joined SSGA in July 2016 through its acquisition of GEAM. There he co-led the fixed income team and had direct responsibility for the firm’s LDI and insurance asset management business. Other assignments at GEAM included leading the high grade corporate team, leading the structured products team and being a senior member of the insurance portfolio management group. Prior to joining GEAM in 2002, Mr. Johnson was a portfolio manager for GE’s reinsurance unit responsible for taxable fixed income portfolios. Prior to joining GE in 1998, he worked for insurance company investment / controller groups and public accounting. Mr. Johnson started working in the investment industry in 1994 and the financial services industry in 1987. He holds a Master of Business Administration from the University of Kansas and a Bachelor of Science in accounting from Missouri State University. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute. He is also a CPA certificate holder.

Michael Martel is a Managing Director of SSGA and the Adviser and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

Shawn McKay, CFA, is a Vice President of SSGA and the Adviser and a member of the portfolio construction team within the Outsourced Chief Investment Officer (“OCIO”) business. In his role with OCIO, he has also worked as part of the manager research team where he conducted due diligence, and ongoing oversight on a variety of asset managers/strategies. Prior to this, Mr. McKay was a member of the Fiduciary Advisory Solutions group within SSGA where his responsibilities included daily operations, data gathering for manager research, trading, and client reporting. He has been with SSGA since 2007 and State Street since 1999. Prior to joining SSGA, he was an AVP and Senior Public Reporting Analyst in the Corporate Finance group responsible for capital adequacy reporting to the Federal Reserve, as well as being a part of the Basel II implementation project. Prior to this he held various positions in the Investor Services division of State Street Bank. Mr. McKay holds a Master of Science in Finance from Suffolk University and a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst. He has earned the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute, Inc., and CFA Society Boston, Inc.

Matthew Nest, CFA, is a Managing Director of SSGA and the Adviser and Global Head of Macro Strategies. In that capacity, he is responsible for global interest rate and currency portfolio management. Prior to joining SSGA in 2016, Mr. Nest spent sixteen years at PIMCO in a number of functions including portfolio management, strategy and business development. He has worked in the U.S., Sydney, Singapore and Hong Kong. He started his career at Bank of America and has been working in the investment industry since 1999. Mr. Nest has a Bachelor of Science in Economics from Arizona State University and a Master of Business Administration from the University of Chicago’s Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.

Paul Nestro, CFA, is a Managing Director of SSGA and the Adviser and the Director of Fundamental Growth and Core Research. He was previously a Portfolio Manager of the Europe Equity, Emerging Markets, International Equity (EAFE), and International Small Cap strategies. He also served as the team’s analyst covering the metals and mining sector and as an analyst for a Global Equity mutual fund. Mr. Nestro joined SSGA in July 2016 through its acquisition of GEAM. After completing GE’s Financial Management Program, he joined the Financial Planning & Analysis team at GEAM, and has been in the investment industry since 1993. Mr. Nestro has a Bachelor of Arts in Finance from Michigan State University and is a holder of the Chartered Financial Analyst designation.

William Sandow is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fundamental U.S. Equity Group. Prior to this role, since 2012, Mr. Sandow was a senior research analyst on the Fundamental Equity Research team covering biotechnology and pharmaceutical securities globally. He joined SSGA through its acquisition of GEAM in July 2016. Prior to joining GEAM in 2012, Mr. Sandow spent seven years at Alliance Global Investors in various research and portfolio management roles. He started his investing career in 2000 at RCM Capital Management. Mr. Sandow has a Bachelor of Science in Accounting from Boston College and a Master of Business Administration in Finance from Indiana University’s Kelley School of Business.

Dennis Santos is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fundamental U.S. Equity Group. Prior to this role, Mr. Santos held positions in manager research and asset allocation where he was responsible for investment decisions in client portfolios across the spectrum of client type from family offices to corporate defined benefit plans. In addition to the portfolio construction on institutional accounts, he was also instrumental in the construction and management of sub-advised mutual funds. Mr. Santos has spent over 15 years in the investment industry and joined SSGA through its acquisition of GEAM in July 2016, where he had been employed since 2012. Mr. Santos holds a Bachelor of Science in International Economics from Suffolk University and a Master of Business Administration from Bentley University where he graduated with distinction.

Karl Schneider, CAIA, is a Managing Director of SSGA and the Adviser and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Chris Sierakowski, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fundamental U.S. Equity Group. Mr. Sierakowski joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Sierakowski served in various investment roles at GEAM since 1999, including providing analysts coverage for the software, computer hardware, business services, semiconductors and payments industries. He also managed a Technology sector portfolio and acted as global Tech, Media and Telecom sector leader. Prior to GEAM, Mr. Sierakowski spent several years in IT consulting and as an officer in the U.S. Army. Mr. Sierakowski has a Bachelor of Science in Economics from the United States Military Academy and a Master of Business Administration in Finance, Strategy, and Accounting from the University of Chicago Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and has been a member of the CFA Institute since 2002.

Olga Winner, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She is responsible for the management of several domestic, international developed and emerging market strategies, including separate accounts, commingled funds, mutual funds and ETFs. Additionally, Ms. Winner manages hedged and futures overlay strategies. Prior to joining SSGA, Ms. Winner worked as an acquisitions associate at Boston Capital Partners, a real estate investment firm, analyzing investment opportunities. She holds a Master of Business Administration and a Master of Science in Finance from the Carroll School of Management at Boston College and a Bachelor of Science in Finance from the University of Massachusetts. She also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

ABOUT THE SUB-ADVISERS

SSGA FM has engaged the following sub-advisers to conduct the investment programs for the following Funds, subject to oversight by SSGA FM.

State Street Small-Cap Equity V.I.S. Fund

The assets of the State Street Small-Cap Equity V.I.S. Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) GlobeFlex; (iii) Kennedy; (iv) Palisade; and (v) SouthernSun. SSGA FM is responsible for allocating the State Street Small-Cap Equity V.I.S. Fund’s assets among the sub-advisers (“Allocated Assets”), and for managing the Fund’s cash position. The following sets forth the information for each sub-adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering both domestic and emerging market investment strategies. As of December 31, 2018, Champlain had approximately $10.05 billion in assets under management. Champlain’s Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than 33 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

GlobeFlex Capital, L.P.

4365 Executive Drive, Suite 720

San Diego, CA 92121

GlobeFlex is a registered investment adviser that was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. As of December 31, 2018, GlobeFlex had approximately $3.6 billion in assets under management. GlobeFlex’s Allocated Assets are managed by a team of investment professionals led by Robert Anslow, who is the co-founder of GlobeFlex.

Robert Anslow, Partner and Chief Investment Officer, is responsible for all portfolio management and research activities at GlobeFlex and has more than 38 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nicholas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (“CalPERS”) and BayBanks Investment Management of Boston.

Kennedy Capital Management, Inc.

10829 Olive Boulevard

St. Louis, MO 63141

Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of December 31, 2018, Kennedy had approximately $4.25 billion in discretionary and non-discretionary assets under management. Kennedy’s Allocated Assets are managed by a team of investment professionals led by Mr. Frank Latuda, Jr., CFA.

Frank Latuda Jr., CFA, is a Vice President, Director and Chief Investment Officer at Kennedy as well as a portfolio manager of Kennedy’s Small Cap Value, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Palisade Capital Management, L.L.C.

One Bridge Plaza, Suite 695

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $3.0 billion as of December 31, 2018. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Small-Cap Equity V.I.S. Fund since inception.

Palisade’s Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade’s Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.

Marc Shapiro, Managing Director and Senior Portfolio Manager, joined Palisade in March 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade’s Institutional Small Cap Core Equity portfolios and Co-Portfolio Manager of Palisade’s Hedged Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in March 2012, with lead research responsibility for a number of sectors, including Information Technology and Communication Services. Prior thereto, he served as the strategy’s Associate Portfolio Manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison (“Dan”) Veru, Co-Chairman and Chief Investment Officer, joined Palisade in March 2000. Since joining Palisade, Mr. Veru has been a member of Palisade’s Investment Committee and became a partner of Palisade in July 2004. He was named Co-Chairman in 2018. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.

SouthernSun Asset Management, LLC

240 Madison Avenue, Suite 700

Memphis, TN 38103

SouthernSun, established in 1989, is a registered investment adviser focusing on both U.S. and international small and mid-cap value companies, primarily serving the institutional marketplace. As of December 31, 2018, SouthernSun’s estimated assets under management were approximately $1.5 billion. SouthernSun’s Allocated Assets are managed by a team of investment professionals led by Michael Cook, who is the founder of SouthernSun.

Michael Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm, and has more than 30 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

State Street Real Estate Securities V.I.S. Fund

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

CenterSquare is a registered investment adviser that was formed in 2017 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. On January 5, 2018, CenterSquare acquired the assets of CenterSquare Investment Management, Inc. (“CenterSquare Inc.”), the sub-adviser to the State Street Real Estate Securities V.I.S. Fund since April 1, 2006. As of December 31, 2018, CenterSquare’s assets under management totaled approximately $8.8 billion in listed real estate, private equity real estate, and listed infrastructure. CenterSquare managed accounts invested in publicly-traded real estate securities with assets in the aggregate totaling approximately $8.2 billion.

The State Street Real Estate Securities V.I.S. Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a Managing Director and Head of Real Estate Securities at CenterSquare. In his role, he is responsible for management of the firm’s proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while co-managing the daily operations of the real estate securities portfolios. Mr. Frankel shares responsibility for covering the global REIT universe, and dedicates a significant portion of his time to on-site visits with companies and property tours in order to make real time assessments of a market’s health. Mr. Frankel joined CenterSquare Inc. in 1997. Mr. Frankel received a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business. Mr. Frankel joined CenterSquare through its acquisition of CenterSquare Inc. in January 2018.

Eric Rothman is a Portfolio Manager for CenterSquare’s real estate securities group. He joined CenterSquare Inc. in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the U.S. real estate securities universe. He brings 22 years of REIT and real estate investment experience to his position. Prior to joining CenterSquare Inc., he spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in

Economics, International Relations and French. Mr. Rothman joined CenterSquare through its acquisition of CenterSquare Inc. in January 2018.

OTHER INFORMATION

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with SSGA FM or other parties who provide services to the Funds.

SHARES OF THE FUND

INVESTOR SERVICE PLAN

The Company has adopted an Investor Service Plan with respect to Class 1 and Class 3 shares of the State Street Total Return V.I.S. Fund. Under these Investor Service Plans, the Company may, on behalf of the State Street Total Return V.I.S. Fund, compensate a life insurance company issuing variable annuity contracts and variable life insurance contracts (variable contracts) that offer shares of the State Street Total Return V.I.S. Fund as an investment option, a third-party administrator for such insurance company, a retirement plan record keeper or administrator, or a transfer agent for certain services provided to owners of such variable contracts. The amount of compensation paid under these Investor Service Plans by the State Street Total Return V.I.S. Fund may not exceed the annual rate of 0.20% of the average daily net assets of the State Street Total Return V.I.S. Fund attributable to the share class offered. The Investor Service Plans continue in effect with respect to the State Street Total Return V.I.S. Fund from year to year so long as such continuance is approved annually by the Board. For more information about these Investor Service Plans, please see the SAI for the Funds.

DISTRIBUTION AND SERVICE (12B-1) PLANS

The Company has adopted a Distribution and Service (12b-1) Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 1 and Class 3 shares of the State Street Total Return V.I.S. Fund. Under the 12b-1 Plan for Class 1 shares, payments made under the Class 1 Investor Service Plan are covered in the event, and to the extent, that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares.

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) is the distributor of shares of the State Street Total Return V.I.S. Fund. Under the 12b-1 Plan for Class 3 shares, the Company, on behalf of the State Street Total Return V.I.S. Fund, may compensate SSGA FD for certain sales services provided by the Distributor or other broker dealers and investor services provided by the Distributor or other service providers relating to the State Street Total Return V.I.S. Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such contracts. The amount of compensation paid under the Class 3 12b-1 Plan by the Fund’s Class 3 shares may not exceed 0.25% of the average daily net assets of the Fund attributable to such shares. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event, and to the extent, that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Each 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. Because these fees are paid out of the State Street Total Return V.I.S. Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the 12b-1 Plans, please see the SAI for the Funds.

OTHER COMPENSATION ARRANGEMENTS

SSGA FM and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay various amounts of additional compensation to certain insurance companies whose separate accounts invest in shares of the Funds or to distributors of variable contracts, for selling or servicing Fund shares. This additional compensation constitutes payments over and above other types of shareholder servicing and distribution payments described elsewhere in the Prospectus. Firms that receive these payments may be affiliated with SSGA FM.

SSGA FM does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers, in connection with any Fund’s portfolio transactions in consideration of sales of Fund shares.

These payments may relate to selling and/or servicing activities such as maintaining accounts for, and communicating with, owners of variable annuity and variable life insurance contracts; aggregating, netting and transmission of orders; generating sales and other informational materials; individual or broad based marketing and sales activities; conferences; retention of assets; new sales of Fund shares and a wide range of other activities. The amount of such payments generally vary, and can include various initial and ongoing payments.

SSGA FM and its affiliates also may pay financial consultants for products and/or services such as: (1) performance analytical software, (2) attendance at, or sponsorship of, professional conferences, (3) product evaluations and other types of investment consulting, and (4) asset-liability studies and other types of retirement plan consulting. SSGA FM and its affiliates may provide non-cash compensation to such recipients including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such financial consultants (or their employees or associated persons) to recommend the Funds as investment options under variable contracts.

Insurance companies sponsoring Accounts, distributors of variable contracts issued in connection with such Accounts, and financial consultants (including those affiliated with SSGA FM) that receive these various types of payments may have a conflict of interest in promoting the Funds rather than other mutual funds available under a variable contract as an investment option, particularly if these payments exceed amounts paid by affiliated persons of such other mutual funds.

For more information about such payments, prospective owners of variable contracts should refer to the prospectus or other disclosure document for their contract or contact the broker-dealer selling the contract.

DISTRIBUTION OF SHARES

The Company does not offer its shares of capital stock directly to the general public. The Company currently offers shares of each class of its capital stock only to separate accounts (“Accounts”) of various life insurance companies as funding vehicles for certain variable contracts issued through the Accounts by such life insurance companies. Some of the Accounts currently are registered investment companies with the SEC. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this Prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this Prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

The Company does not provide investment advice. You should contact your financial advisor for advice regarding selection of Funds.

The Company currently offers Class 1 shares for each of the Funds as investment options for variable contracts. The State Street Total Return V.I.S. Fund also offers Class 3 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share prices and performance.

Shares of the Funds are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the Accounts, and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The Accounts purchase and redeem shares of the Funds for their sub-accounts at a NAV without sales or redemption charges.

The Company has entered into an agreement with the life insurance company sponsor of each Account (a “Participation Agreement”) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Funds. In the event that the Company offers shares of one or more Funds to a qualified pension and retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of the Company’s current Participation Agreements (which do not differ materially from one another).

PURCHASE AND REDEMPTION OF SHARES

For each day on which a Fund’s NAV is calculated, the Accounts transmit to the Funds any orders to purchase or redeem shares of the Funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Funds any orders to purchase or redeem shares of the Fund(s) based on the instructions of plan trustees or participants. The Account purchases or redeems shares of each Fund at the Fund’s NAV per share calculated as of the day the Company receives the order, although such purchases and redemptions may be executed the next morning.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the Board monitors the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in one or more Funds or it may substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.

The Company may reject any order to purchase shares of any Fund for any reason or no reason and without prior notice.

HOW TO RECEIVE REDEMPTION PROCEEDS.

Regardless of the method the Funds use to make a redemption payment, except as noted below, the Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order. The Funds reserve the right to pay for redeemed shares within seven days after receipt of a proper notice of redemption if, in the judgement of SSGA FM, an earlier payment could adversely affect a Fund. The Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days when permitted by applicable laws and regulations.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements (including the Funds’ line of credit, which is shared across all funds advised by SSGA FM other than money market funds) that may be available from time to time. During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving an Account securities.

REDEMPTIONS IN KIND

For redemption requests that exceed $250,000 or 1% of a Fund’s net assets, the Fund may require that an

Account take a “redemption in kind” upon redemption and may give such Account portfolio securities instead of cash proceeds. In the event a Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations including odd-lot amounts of securities and securities subject to transfer restrictions.

FREQUENT TRADING LIMITS

Frequent, short-term trading, abusive trading practices and market timing (collectively, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Funds. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into a Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. A Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of a Fund, be blocked from making additional purchases or exchanges in any Fund for a period of time. A Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the affected Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.

The Board has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.

As a means to protect each Fund and its shareholders from Excessive Trading:

•

The Funds’ transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;

•

The Funds’ distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and

•

With respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

The Funds’ distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the Funds’ transfer agent.

While the Funds attempt to discourage Excessive Trading, there can be no guarantee that they will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.

A Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.

CONTRACT OWNER VOTING RIGHTS

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of a Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except:

(1)

as to matters where the interests of the Fund differ from the interests of the Company’s other Funds (such as approval of an investment advisory agreement or a change in a Fund’s fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis.

(2)

as to matters where the interests of one class of the Fund’s shares differ from the interests of the Fund’s other classes (such as approving a material change in the 12b-1 Plan). In such a case, the voting is on a class-by-class basis.

Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Shares held in the name of the insurance company sponsors and their affiliates for their own benefit will also be voted in the same proportion as the shares for which voting instructions have been received.

PLAN PARTICIPANT VOTING RIGHTS

If Fund shares are sold directly to qualified pension and retirement plans, and a shareholder vote is required under the 1940 Act, plan trustees would be expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans, depending on plan requirements.

DIVIDENDS, CAPITAL GAINS AND OTHER TAX INFORMATION

DIVIDEND AND CAPITAL GAINS DISTRIBUTION

Each Fund intends to distribute substantially all of its net investment income annually. Each Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Fund are reinvested in shares of the same class of the Fund at the Fund’s NAV. The dividends and distributions are made to the Accounts, not to contract owners.

TAXES

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund has elected and intends to qualify each year as a “regulated investment company” under the Code. By so qualifying, a Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Funds, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract. For more information about the taxes of the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

INACTIVE ACCOUNTS

Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements, which may include a period of no activity within your account. If a Fund is unable to establish contact with an investor, it will determine whether the investor’s account can legally be considered abandoned and required to be escheated. The investor’s last known address of record determines which state has jurisdiction.

In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact 1-800-242-0134 to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares.

CALCULATING SHARE VALUE

Each Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the NYSE. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. For the State Street Total Return V.I.S. Fund, the NAV of each class of the Fund’s shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. For each Fund that may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund’s shares may change on days when shareholders are not able to purchase or redeem the Fund’s shares. Purchase and redemption orders for Fund shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. Each Fund values each security or other investment pursuant to guidelines adopted by the Board. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the past five years. Each of the Funds (except the State Street Total Return V.I.S. Fund) offers only one class of shares (Class 1). With respect to the State Street Total Return V.I.S. Fund, financial performance for Class 1 and Class 3 shares are presented. Financial performance does not reflect the fees or charges imposed by the Accounts, and if these fees and charges were included, total return figures would be lower.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information, except as noted below, has been derived from the Funds’ financial statements. The financial statements for the fiscal years ended December 31, 2014 and 2015 were audited by the Funds’ prior independent registered public accounting firm. The financial statements for the fiscal years ended December 31, 2016, 2017 and 2018 have been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which are available upon request.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	State Street U.S. Equity V.I.S. Fund
	Class 1
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
Inception date	—	—	—	—	1/3/95
Net asset value, beginning of period	$44.20	$42.02	$42.25	$48.44	$46.63

Income/(loss) from investment operations:
Net investment income	0.37 (a)	0.35 (a)	0.55	0.53	0.50
Net realized and unrealized gains/(losses) on investments	(1.90)	8.03	3.41	(1.56)	5.48

Total income/(loss) from investment operations	(1.53)	8.38	3.96	(1.03)	5.98

Less distributions from:
Net investment income	0.41	0.38	0.54	0.53	0.46
Net realized gains	4.19	5.82	3.65	4.63	3.71

Total distributions	4.60	6.20	4.19	5.16	4.17

Net asset value, end of period	$38.07	$44.20	$42.02	$42.25	$48.44

Total Return(b)	(3.40)%	19.91%	9.31%	(2.30)%	12.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$23,473	$28,308	$27,336	$31,405	$35,178
Ratios to average net assets:
Net expenses(e)	0.80%	0.85%	0.83%	0.76%	0.77	%(c)
Gross expenses(e)	0.80%	0.85%	0.83%	0.76%	0.77%
Net investment income	0.81%	0.75%	1.16%	1.04%	0.99%
Portfolio turnover rate	41%	80%	37%	37%	43%

(a)	Per share values have been calculated using the average shares method.

(b)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(d)

Reflects a contractual arrangement with GE Asset Management Incorporated, the Fund’s investment adviser and administrator prior to July 1, 2016, to limit the advisory and administrative fee charged to the Fund to 0.30% of the average daily net assets of the Fund.

(e)	Ratios may not correlate to the Annual Fund Operating Expenses table due to Acquired Fund Fees and Expenses.

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

State Street S&P 500 Index V.I.S. Fund
Class 1
Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16		Year Ended 12/31/15*		Year Ended 12/31/14*
—	—	—		—		4/15/85
$44.09	$38.22	$36.16		$36.60		$32.83

0.74 (a)	0.71 (a)	0.72		0.69		0.61
(2.86)	7.52	3.49		(0.28)		3.76

(2.12)	8.23	4.21		0.41		4.37

0.80	0.79	0.73		0.85		0.60
3.04	1.57	1.42		—		—

3.84	2.36	2.15		0.85		0.60

$38.13	$44.09	$38.22		$36.16		$36.60

(4.73)%	21.50%	11.61%		1.07%		13.28%

$160,902	$194,117	$180,761		$179,395		$203,262

0.33%	0.32%	0.34	%(d)	0.37	%(d)	0.41	%(c)(d)
0.33%	0.32%	0.37%		0.42%		0.46%
1.62%	1.69%	1.86%		1.72%		1.65%
2%	2%	2%		2%		2%

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	State Street Premier Growth Equity V.I.S. Fund
	Class 1
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
Inception date	—	—	—	—	12/12/97
Net asset value, beginning of period	$99.23	$86.08	$94.07	$106.58	$107.84

Income/(loss) from investment operations:
Net investment income (loss)	0.12 (a)	0.32 (a)	0.50	0.52	0.63
Net realized and unrealized gains/(losses) on investments	(2.88)	24.10	1.90	3.25	14.71

Total income/(loss) from investment operations	(2.76)	24.42	2.40	3.77	15.34

Less distributions from:
Net investment income	0.15	0.34	0.48	0.53	0.58
Net realized gains	13.81	10.93	9.91	15.75	16.02

Total distributions	13.96	11.27	10.39	16.28	16.60

Net asset value, end of period	$82.51	$99.23	$86.08	$94.07	$106.58

Total Return(b)	(2.66)%	28.34%	2.47%	3.30%	14.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$30,369	$36,404	$33,219	$36,858	$39,944
Ratios to average net assets:
Net expenses(d)	0.87%	0.85%	0.84%	0.81%	0.81	%(c)
Gross expenses(d)	0.87%	0.85%	0.84%	0.81%	0.81%
Net investment income (loss)	0.11%	0.31%	0.52%	0.46%	0.52%
Portfolio turnover rate	27%	21%	22%	19%	19%

(a)	Per share values have been calculated using the average shares method.

(b)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(d)	Ratios may not correlate to the Annual Fund Operating Expenses table due to Acquired Fund Fees and Expenses.

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

State Street Small-Cap Equity V.I.S. Fund
Class 1
Year Ended 12/31/18		Year Ended 12/31/17		Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
—		—		—	—	4/28/00
$14.73		$14.40		$12.20	$14.39	$16.26

(0.02	)(a)	(0.02	)(a)	(0.03)	(0.04)	(0.06)
(1.43)		1.86		2.93	(0.52)	0.67

(1.45)		1.84		2.90	(0.56)	0.61

—		—		—	—	—
2.04		1.51		0.70	1.63	2.48

2.04		1.51		0.70	1.63	2.48

$11.24		$14.73		$14.40	$12.20	$14.39

(9.70)%		12.71%		23.77%	(4.12)%	3.77%

$30,781		$40,711		$42,320	$38,359	$43,460

1.20%		1.25%		1.40%	1.36%	1.33	%(c)
1.20%		1.25%		1.40%	1.36%	1.33%
(0.13)%		(0.13)%		(0.22)%	(0.30)%	(0.35)%
33%		32%		36%	42%	37%

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	State Street Income V.I.S. Fund
	Class 1
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*		Year Ended 12/31/14*
Inception date	—	—	—	—		1/3/95
Net asset value, beginning of period	$11.49	$11.37	$11.25	$11.56		$11.25

Income/(loss) from investment operations:
Net investment income	0.25 (a)	0.19 (a)	0.24	0.25		0.27
Net realized and unrealized gains/(losses) on investments	(0.41)	0.18	0.09	(0.30)		0.31

Total income/(loss) from investment operations	(0.16)	0.37	0.33	(0.05)		0.58

Less distributions from:
Net investment income	0.26	0.25	0.21	0.26		0.27

Total distributions	0.26	0.25	0.21	0.26		0.27

Net asset value, end of period	$11.07	$11.49	$11.37	$11.25		$11.56

Total Return(b)	(1.42)%	3.25%	2.98%	(0.42)%		5.12%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$18,685	$21,847	$25,582	$28,375		$32,668
Ratios to average net assets:
Net expenses(e)	1.00%	1.36%	1.15%	1.06	%(c)	0.91	%(d)
Gross expenses(e)	1.00%	1.36%	1.15%	1.11%		0.91%
Net investment income	2.25%	1.62%	1.98%	2.06%		2.14%
Portfolio turnover rate	182%	255%	220%	241%		282%

(a)	Per share values have been calculated using the average shares method.

(b)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)	Reflects a voluntary reimbursement of other operating expenses by GEAM, the Fund’s investment adviser and administrator prior to July 1, 2016.

(d)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(e)	Ratios may not correlate to the Annual Fund Operating Expenses table due to Acquired Fund Fees and Expenses.

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

[THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	State Street Total Return V.I.S. Fund
	Class 1
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
Inception date	—	—	—	—	7/1/85
Net asset value, beginning of period	$19.94	$18.08	$17.66	$18.81	$18.71

Income/(loss) from investment operations:
Net investment income	0.40 (a)	0.36 (a)	0.35	0.31	0.35
Net realized and unrealized gains/(losses) on investments	(1.69)	2.46	0.77	(0.52)	0.65

Total income/(loss) from investment operations	(1.29)	2.82	1.12	(0.21)	1.00

Less distributions from:
Net investment income	0.45	0.41	0.35	0.34	0.34
Net realized gains	4.14	0.55	0.35	0.60	0.56

Total distributions	4.59	0.96	0.70	0.94	0.90

Net asset value, end of period	$14.06	$19.94	$18.08	$17.66	$18.81

Total Return(b)	(6.34)%	15.58%	6.35%	(1.13)%	5.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$733,417	$856,665	$797,448	$807,584	$941,344
Ratios to average net assets:
Net expenses(d)	0.62%	0.62%	0.60%	0.61%	0.62	%(c)
Gross expenses(d)	0.62%	0.62%	0.60%	0.61%	0.62%
Net investment income	2.01%	1.83%	1.85%	1.56%	1.66%
Portfolio turnover rate	97%	15%	45%	70%	78%

(a)	Per share values have been calculated using the average shares method.

(b)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(d)	Ratios may not correlate to the Annual Fund Operating Expenses table due to Acquired Fund Fees and Expenses.

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

State Street Total Return V.I.S. Fund — (Continued)
Class 3
Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
—	—	—	—	5/1/06
$19.88	$18.03	$17.61	$18.75	$18.65

0.35 (a)	0.31 (a)	0.30	0.27	0.28
(1.69)	2.44	0.77	(0.51)	0.67

(1.34)	2.75	1.07	(0.24)	0.95

0.39	0.35	0.30	0.30	0.29
4.14	0.55	0.35	0.60	0.56

4.53	0.90	0.65	0.90	0.85

$14.01	$19.88	$18.03	$17.61	$18.75

(6.61)%	15.26%	6.08%	(1.34)%	5.07%

$1,165,809	$1,464,061	$1,508,428	$1,633,723	$1,842,997

0.87%	0.87%	0.85%	0.86%	0.87	%(b)
0.87%	0.87%	0.85%	0.86%	0.87%
1.76%	1.59%	1.60%	1.31%	1.40%
97%	15%	45%	70%	78%

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	State Street Real Estate Securities V.I.S. Fund
	Class 1
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
Inception date	—	—	—	—	5/1/95
Net asset value, beginning of period	$12.32	$12.37	$13.30	$14.74	$12.68

Income/(loss) from investment operations:
Net investment income	0.25 (a)	0.15 (a)	0.31	0.29	0.28
Net realized and unrealized gains/(losses) on investments	(0.95)	0.57	0.71	0.41	3.79

Total income/(loss) from investment operations	(0.70)	0.72	1.02	0.70	4.07

Less distributions from:
Net investment income	0.28	0.22	0.35	0.28	0.29
Net realized gains	0.16	0.55	1.60	1.86	1.72
Return of capital	0.04	—	—	—	—

Total distributions	0.48	0.77	1.95	2.14	2.01

Net asset value, end of period	$11.14	$12.32	$12.37	$13.30	$14.74

Total Return(b)	(5.71)%	5.84%	8.00%	4.56%	31.90%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$50,360	$61,685	$72,483	$78,912	$91,007
Ratios to average net assets:
Net expenses(d)	1.05%	1.01%	0.97%	0.95%	0.94	%(b)
Gross expenses(d)	1.05%	1.01%	0.97%	0.95%	0.94%
Net investment income	2.11%	1.16%	1.95%	1.80%	1.57%
Portfolio turnover rate	59%	73%	67%	57%	53%

(a)	Per share values have been calculated using the average shares method.

(b)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(d)	Ratios may not correlate to the Annual Fund Operating Expenses table due to Acquired Fund Fees and Expenses.

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

IF YOU WISH TO KNOW MORE

You will find additional information about the State Street Variable Insurance Series Funds, Inc. in the following documents:

Statement of Additional Information (“SAI”): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference and is legally considered part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about each Fund’s investments is available in the State Street Variable Insurance Series Funds, Inc. annual and semi-annual reports to shareholders. In these annual reports you will find a discussion of market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You may obtain reports and other information about a Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

You may obtain a free copy of the SAI or the Funds’ Annual/Semi-Annual Report, request other information about the Funds and make shareholder inquiries by contacting:

State Street Variable Insurance Series Funds, Inc.

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone 1-800-242-0134

Website http://www.ssga.com/geam/prospectus

INVESTMENT ADVISER

SSGA Funds Management, Inc.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

State Street Global Advisors Funds Distributors, LLC

Member FINRA/SIPC

This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

SSVIS-1 (05/19)	Investment Company Act file number: 811-04041

Prospectus

May 1, 2019

State Street Variable Insurance Series Funds, Inc.

State Street Total Return V.I.S. Fund (Class 1: SSTIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a Fund’s website (www.ssga.com/geam), and you will be notified by mail each time a report is posted, and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge. To do so, contact your Insurance provider. Your election to receive reports in paper will apply to all funds held in your account.

Like all mutual funds, shares of the State Street Variable Insurance Series Funds, Inc. have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

State Street Total Return V.I.S. Fund

Class 1 SSTIX

INVESTMENT OBJECTIVE
The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street Total Return V.I.S. Fund (the “Total Return Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 1
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (includes an Investor Service Plan fee of 0.20% of the average daily net assets)	0.27%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses[2]	0.66%
[1]	“Acquired Fund Fees and Expenses” have been restated to reflect amounts estimated for the current fiscal year.

[2]

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by constructing a broadly diversified portfolio that provides exposure to three primary asset classes either directly or indirectly through investment in exchange-traded funds (“ETFs”), including ETFs that pay fees to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund’s investment adviser, and its affiliates for management, marketing or other services: (1) U.S. and foreign (non-U.S.) equity securities (the “Equity Class”); (2) U.S. and foreign (non-U.S.) debt securities (the “Fixed Income Class”); and (3) alternative-style investments (the “Alternative Class”). SSGA FM allocates the Fund’s assets among the following

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sub-asset classes in proportions consistent with the potential returns and risks of each sub-asset class as well as the allocations that, in SSGA FM’s view, will best meet the Fund’s investment objective:

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Equity Class — Sub-Asset Classes: U.S. large cap equity securities; U.S. small- and mid-cap equity securities; foreign (non-U.S.) developed market equity securities; and emerging market equity securities.

•

Fixed Income Class — Sub-Asset Classes: U.S. government securities, U.S. investment-grade credit securities, and U.S. securitized fixed-income securities (mortgage-backed and asset-backed securities); treasury inflation-protected securities (“TIPS”); high yield securities (also known as “junk bonds”); and sovereign debt obligations.

•	Alternative Class — Sub-Asset Classes: real estate investment trusts (“REITs”) and commodities.

Under normal circumstances, the Fund anticipates maintaining an overall strategic target allocation range of 45-65% of its assets in the Equity Class, 30-50% of its assets in the Fixed Income Class and 3-15% of its assets in the Alternative Class. SSGA FM reviews these target allocations at least annually and may make changes over time when it believes it is beneficial to the Fund, including, but not limited to, adding or removing sub-asset classes or underlying ETFs, changing the sub-asset class target allocations, or maintaining the target allocations for longer or shorter periods of time. In addition, SSGA FM may from time to time make tactical adjustments to the Fund’s allocation to a particular sub-asset class to pursue short to intermediate term opportunities based on a broad range of market and economic conditions and a combination of quantitative and fundamental inputs. As a result of these tactical adjustments, the Fund’s actual allocations may deviate from the overall strategic target allocations and, during certain periods, such deviations may be significant.

With respect to the Fund’s assets that are allocated to the Fixed Income Class and Alternative Class, SSGA FM employs an “indexing” investment approach. SSGA FM divides the Fixed Income Class and Alternative Class into the sub-classes described above, and for each sub-class seeks to track the performance of an applicable market index. Under this investment approach, the Fund invests directly or through investment in ETFs either (1) in substantially all of the securities in an index in approximately the same proportion as the index (a “replication” strategy) or (2) in a representative sample of securities that collectively has an investment profile similar to an index (a “representative sampling” strategy). In a representative sampling strategy, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the index, and the Fund might or might not hold, directly or through investment in ETFs, all of the securities that comprise the index. For additional information regarding the investment process used to manage the Fixed Income Class and Alternative Class, including the sub-asset classes and applicable market indices, see the “More on the Underlying Investment Indices” section of this Prospectus.

With respect to the Fund’s assets that are allocated to the Equity Class, SSGA FM employs a factor-based quantitative investment process. SSGA FM divides the Equity Class into the sub-classes described above, and for each sub-class seeks to outperform an applicable market index. SSGA FM uses proprietary quantitative models to systematically evaluate various investment style factors, such as value, size, volatility, quality and momentum. The “value” factor incorporates measures such as price to earnings, price to sales, price to cash earnings, price to book value and dividend yield. The “size” factor incorporates measures such as market capitalization. The “volatility” factor incorporates measures such as historical return volatility (i.e., 60-month standard deviation of monthly returns). The “quality” factor incorporates measures such as return on assets, earnings variability and leverage. The “momentum” factor incorporates measures such as price momentum. SSGA FM seeks to maximize potential returns by overweighting securities with positive characteristics identified by the models and underweighting securities with negative characteristics relative to their index weights. SSGA FM may at times employ an “indexing” investment approach (as described above) with respect to one or more sub-asset classes of the Equity Class. For additional information regarding the investment process used to manage the Equity Class, including the sub-asset classes and applicable market indices, see the “More on the Underlying Investment Indices” section of this Prospectus.

SSGA FM may gain exposure to the various sub-asset classes by investing directly in individual securities or through investment in ETFs managed by SSGA FM or its affiliates as well as those managed by unaffiliated investment managers. The Fund (or the ETFs in which the Fund invest) may also use derivative instruments (primarily options, futures contracts, options on futures, interest rate swaps and credit default swaps) to gain or hedge exposure to a certain type of security or broad-based index as an alternative to investing directly in or selling such type of security or the securities representing such index.

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The Fund may hold cash or invest in money market instruments, principally for the preservation of capital, income potential or maintenance of liquidity.

PRINCIPAL RISKS

The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in the underlying funds. The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

Indexing Strategy/Index Tracking Risk is the risk of attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Currency Hedging Risk is the risk that if the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund’s hedging transactions will be effective.

Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in

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governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Large-Cap Company Risk is the risk that returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited managerial and financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Mortgage-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities. The liquidity of mortgage-related securities may change over time.

Asset-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. The liquidity of asset-backed securities may change over time.

Treasury Inflation-Protected Securities Risk is the risk that inflation protected securities, such as TIPS, generally fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, an inflation-protected security’s value will decrease when real interest rates rise and increase when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. During periods of “deflation,” the principal and income of an inflation protected security may decline in price, which could result in losses for the Fund.

High Yield Securities Risk is the risk that below investment-grade securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Sovereign Debt Obligations Risk is the risk that investments in debt securities issued by sovereign entities may decline in value as a result of a default or other adverse credit event resulting from a sovereign entity’s unwillingness or inability to repay principal and pay interest in a timely manner. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

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Allocation Risk is the risk that SSGA FM may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Emerging Markets Risk is the risk of investing in securities of governments or companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Modeling Risk is the risk associated with the use of quantitative models by the Adviser in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative instrument may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

U.S. Government Obligations Risk is the risk that U.S. Government obligations may be adversely affected by changes in interest rates, or a default by, or decline in the credit quality of, the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and such securities are subject to increased credit risk.

Exchange-Traded Funds Risk is the risk that the Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. Also, the Fund bears its proportionate share of the fees and expenses of an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (“NAV”) of an ETF’s shares) for a number of reasons. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF’s investments, which may be exacerbated in less liquid markets.

REIT Risk is the risk that equity REITs may be affected by changes in the value of the underlying property owned by the trusts, and that mortgage REITs may be affected by the quality of any credit extended. Further,

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equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended, and to maintain an exemption under the Investment Company Act of 1940, as amended (the “1940 Act”).

Commodities Risk is the risk that commodity prices can be extremely volatile, and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of three broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. On August 1, 2018, the Fund changed to its current principal investment strategies. Prior to January 23, 2013, the Fund’s underlying strategies were actively managed. If the Fund’s current principal investment strategies had been in place for these prior periods, performance information shown may have been different. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 11.38% (quarter ended June 30, 2009)

Lowest -11.99% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 1 (inception 7/1/85)	-6.34%	3.69%	7.15%

S&P 500® Index (does not reflect fees, expenses or taxes)	-4.38%	8.50%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	0.01%	2.52%	3.48%

MSCI® ACWI ex-U.S. Index (does not reflect fees, expenses or taxes)	-14.20%	0.68%	6.57%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA FM

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Michael Martel	Since 2018	Managing Director at State Street Global Advisors (“SSGA”)

Jeremiah Holly, CFA	Since 2018	Vice President at SSGA

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PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

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MORE ON STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

IMPORTANT DEFINITIONS

This section defines important terms that may be unfamiliar to an investor reading about the Fund:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade fixed-rate bond market.

Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Commercial mortgage-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by commercial mortgage assets, such as multi-family housing, office, retail, hotel, and industrial properties.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to claims of bondholders, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are debt obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States) (“ADRs”), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward contracts, swaps (including interest-only, interest rate, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (“CMOs”), and structured and indexed securities.

Duration is the expected change in the value of a portfolio of fixed income securities that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5 year average portfolio duration means the portfolio would be expected to decrease in value by 5% if interest rates rise 1%. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding a fixed income security.

Emerging market securities include interests in or obligations of governments or entities located in an emerging market country. The Fund considers an emerging market country to be any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Equitized cash is a technique that uses futures or other instruments (such as ETFs) to gain equity market exposure for holdings of cash. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.

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Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•	Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign corporations outside the U.S. and the issuer’s home country.

•	Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S by foreign banks and corporations.

•	Debt securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of governments or entities located outside the United States. The Fund will determine where an issuer of a security is located by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, (iv) has the principal trading market for its securities, or (v) is assessed a non-U.S. risk rating by a recognized third-party rating agency. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward contracts involve agreements to exchange one currency for another at a future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s Investors Service, Inc. (“Moody’s”) or BB through D by S&P Global Ratings (“S&P”) (or comparably rated by another nationally recognized statistical rating organization) or, if not rated, are considered by portfolio management to be of similar quality to such securities. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative with respect to their capacity to pay interest and repay principal in accordance with their terms. High yield securities generally entail more credit risk than higher-rated securities.

Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s Investors Service, Inc. or BBB or better by S&P Global Ratings (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

MSCI® All Country World Index ex-U.S. (the “MSCI Index”) is a market-capitalization-weighted index designed to provide a broad measure of stock

10

performance throughout the world, with the exception of U.S.-based companies. The MSCI Index includes both developed and emerging markets.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. The Fund may invest directly in money market instruments.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), other government agencies and private issuers. They may also include CMOs, which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, and the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Options are rights to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date. Purchasing and writing options are permitted investment strategies for the Fund.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as equity REITs or mortgage REITs or a combination of equity or mortgage REITs. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be considered illiquid investments.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Sovereign debt obligations are obligations of foreign (non-U.S.) governments, their agencies or instrumentalities, or other government-related entities.

S&P 500® Index is an unmanaged, market-capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

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Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate or in a particular non-U.S. currency, or the performance of a securities index.. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps are transactions in which the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (“tender option”). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, the Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

Treasury inflation-protected securities (also known as “TIPS”) are debt securities issued by the U.S. Treasury whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Inflation-protected securities normally will decline in price when real interest rates rise.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of Ginnie Mae. Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by Fannie Mae and Freddie Mac. All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stocks have lower valuation levels than growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward contracts or swaps and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund’s portfolio of investments and are not used for leverage. The Fund is not under any obligation to use any of these techniques at any given time or under any particular economic condition and there can be no assurance that the utilization of such investment techniques will benefit the Fund. To the extent that the Fund employs these techniques, the Fund would be subject to derivative instruments risk.

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Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average effective maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer, taking into account all expected prepayments, puts and adjustable coupons. The average effective maturity is weighted according to the dollar amounts invested in the various securities in the Fund. This measure indicates a money market fund’s or an income fund’s sensitivity to changes in interest rates. In general, the longer the Fund’s weighted average effective maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

MORE ON INVESTMENT STRATEGIES

In addition to the Fund’s principal investment strategies described earlier in this Prospectus, the Fund is permitted to invest in other securities or use other investment strategies or techniques in pursuit of its investment objective. The Fund is not under any obligation to invest in or use any other securities, strategies or techniques at any given time or under any particular economic condition. Certain securities, strategies and techniques may expose the Fund to other risks and considerations, which are discussed later in this Prospectus or in the State Street Variable Insurance Series Funds, Inc.’s Statement of Additional Information (“SAI”).

Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during restructuring. The Fund invests in equity securities and may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

The Fund may, from time to time and in the discretion of SSGA FM, take temporary defensive positions when its portfolio managers believe that adverse or unstable market, economic, political or other conditions or abnormal circumstances, such as large cash inflows or anticipated redemptions, exist. In these circumstances, the portfolio managers may hold cash without limit, or restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies.

In addition, the Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Company’s Board of Directors (the “Board”), and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.

The Fund may invest directly in money market instruments and may also invest indirectly in money market instruments through investment in money market fund(s) managed by SSGA FM.

To the extent that the Fund holds cash for temporary defensive positions, it may be unable to pursue or achieve its investment objective(s). Temporary defensive investments could reduce the benefit to the Fund from any upswing in the market.

Investment Techniques and Limitations: The following table summarizes some of the investment techniques that may be employed by the Fund. Certain techniques and limitations may be changed at the discretion of SSGA FM and subject to the approval of the Board. Unless otherwise noted, percentage figures refer to the percentage of the Fund’s total assets (including any borrowings) that may be invested in accordance with the indicated technique. The percentage limitations on Fund investments listed in the Prospectus typically will apply at the time of investment. Thus, the Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

State Street Total Return V.I.S. Fund
Borrowing Limit	33 1/3%
Repurchase Agreements	Yes
Reverse Repurchase Agreements	Yes
Restricted Securities and Illiquid Investments	Yes
Structured and Indexed Securities	Yes

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State Street Total Return V.I.S. Fund
Options	Yes
Securities Index Options	Yes
Futures Contracts and Options on Futures Contracts	Yes
Forward Contracts	Yes
Interest Rate Swaps and Credit Default Swaps	Yes
Options on Foreign Currencies	Yes
Maximum Investment in Debt Securities	80%[1]
Maximum Investment in Below-Investment Grade Debt Securities (High Yield Securities)	50%
Maximum Investment in Foreign Securities	70%[2]
When-Issued and Delayed Delivery Securities	Yes
Lending Portfolio Securities	Yes
Rule 144A Securities	Yes
Debt Obligations of Supranational Agencies	Yes
Depositary Receipts	Yes
Securities of Other Investment Funds	Yes
Municipal Leases	Yes
Floating and Variable Rate Instruments	Yes
Participation Interests in Municipal Obligations	Yes
Zero Coupon Obligations	Yes
Municipal Obligation Components	Yes
Custodial Receipts on Municipal Obligations	Yes
Commercial Mortgage-Backed Securities	Yes
Mortgage Related Securities, including CMOs	Yes
Government Stripped Mortgage Related Securities	Yes
Asset-Backed Securities and Receivable-Backed Securities	Yes
Mortgage Dollar Rolls	Yes
Short Sales Against the Box	Yes
[1]	This percentage figure refers to the percentage of the Fund’s net assets (plus any borrowings for investment purposes).
[2]

This limitation excludes: ADRs; securities of a foreign issuer with a class of securities registered with the U.S. Securities and Exchange Commission (the “SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer.

MORE ON THE UNDERLYING INVESTMENT INDICES

The Fund seeks to achieve its investment objective by strategically allocating its portfolio across an Equity Class, Fixed Income Class, and Alternative Class (the “Asset Class Allocations”), as described in the “Principal Investment Strategies” section of this Prospectus. Each Asset Class Allocation is divided into two or more sub-asset classes, each of which seeks to either track the performance of or outperform an applicable market index which correlates to the sub-asset class (each, an “Index”).

The following chart provides a brief description of each Index currently expected to be used in managing the Fund’s portfolio as of the date of this Prospectus. The Fund may use other Indices not listed below that currently exist or may become available in the future at the sole discretion of SSGA FM without shareholder approval or prior notice. The Indices are not affiliated with the Fund or SSGA FM.

Asset Class	Index	Overview of Index
Equity Class

U.S. Large Cap Equity	Russell 1000 Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. SSGA FM seeks to outperform the Index.

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Asset Class	Index	Overview of Index

U.S. Small- and Mid- Cap Equity	Russell 2000 Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. SSGA FM seeks to outperform the Index.

Foreign (Non-U.S.) Developed Equity	MSCI World ex-USA Index	The MSCI World ex-USA Index captures large- and mid-cap representation across developed countries, excluding the United States. The index is designed to cover approximately 85% of the free float-adjusted market capitalization in each applicable country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion. SSGA FM seeks to outperform the Index.

Emerging Market Equity	MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures market capitalizations of all sizes across emerging markets countries, representing 10% of world market capitalization. The index is designed to cover approximately 85% of the free float-adjusted market capitalization in each applicable country. SSGA FM seeks to outperform the Index.
Fixed Income Class

U.S. Government Securities U.S. Investment-Grade Securities U.S. Securitized Fixed-Income Securities	Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Treasury Inflation-Protected Securities	Bloomberg Barclays U.S. Government Inflation-Linked Bond Index	The Bloomberg Barclays U.S. Government Inflation-Linked Bond Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

High Yield Securities	Bloomberg Barclays High Yield Very Liquid Index	The Bloomberg Barclays High Yield Very Liquid Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, but not more than fifteen years, regardless of optionality; are rated high-yield; and have $500 million or more of outstanding face value. To be eligible for inclusion in the Index, a bond must have been issued within the past five years. Exposure to each eligible issuer will be capped at two percent of the Index. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Sovereign Debt Obligations	Bloomberg Barclays Global Treasury ex-US Capped Index	The Bloomberg Barclays Global Treasury ex-US Capped Index is designed to track the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade. Each of the component securities in the Index is a constituent of the Bloomberg Barclays Global Treasury ex-US Index. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Bloomberg Index Services Limited using a modified “market capitalization” methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

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Asset Class	Index	Overview of Index
Alternative Class

Real Estate Investment Trusts	Dow Jones U.S. Select REIT Index	The Dow Jones U.S. Select REIT Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (REITs) and is comprised of companies whose charters are the equity ownership and operation of commercial and/or residential real estate. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. A company must have a minimum float-adjusted market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Commodities	Bloomberg Roll Select Commodity Index	The Bloomberg Roll Select Commodity Index is made up of exchange-traded futures on physical commodities, representing commodities which are weighted to account for economic significance and market liquidity. Sectors from which the commodities are derived include precious metals, energy, grains, industrial metals, softs and livestock. Weighting restrictions on individual commodities and commodity groups promote diversification. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

MORE ON RISKS

Like all mutual funds, investing in the Fund involves risks. The Fund’s risk exposure is determined primarily by its principal investment strategies, which are described earlier in the Summary Section of this Prospectus. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in the underlying funds. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. The share value of the Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. As such, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you manage risk and achieve the results you need to reach your financial goals.

The principal risks of investing in the Fund are summarized below. In addition, the Fund may be subject to additional risks other than those described in the following pages because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Important Definitions” above. For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

Allocation Risk. SSGA FM may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Asset-Backed Securities Risk. Because asset-backed securities often are secured by the loans underlying the securities, the Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Fund generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk and liquidity risk.

Commodities Risk. Commodity prices can have significant volatility, and exposure to commodities can cause the NAV of Fund shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs,

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trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Credit Risk. The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Currency Hedging Risk. If a derivative is used as a hedge against a position that the Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while the Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect the Fund’s returns even when the hedge works as intended. The effectiveness of the Fund’s currency hedging strategy will also generally be affected by the volatility of both the securities that the Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of the Fund’s currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of the Fund’s currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of the Fund’s currency hedging strategy. There can be no assurance that the Fund’s hedging transactions will be effective. The Fund’s currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. The Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets, the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates, and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Derivative Instruments Risk. The Fund’s use of various investment techniques may involve derivative instruments, such as forward contracts, futures and options on futures contracts, options and swaps. There is no guarantee that these techniques will work. The Fund may, but is not required to, use derivative instruments as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivative instruments have the effect of leverage on the Fund, meaning that a small investment in derivative instruments could have a potentially large impact on the Fund’s performance and its rate of income distributions for a particular period of time. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid and difficult to value. Derivative instruments not traded on an exchange may be subject

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to counterparty risk (i.e., the risk that a counterparty to a derivative instruments transaction may not fulfill its obligations). There is also the risk that changes in the value of a derivative instrument held by the Fund may not correlate with the Fund’s other investments, which could impact Fund performance. The Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by SSGA FM and the portfolio managers responsible for managing the Fund. Changes in regulation relating to a mutual fund’s use of derivative instruments could potentially limit or impact the Fund’s ability to invest in derivative instruments, limit the Fund’s ability to employ certain strategies that use derivative instruments and/or adversely affect the value of derivative instruments and the Fund’s performance.

Forward Contracts Risk. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures Contracts Risk. When the Fund uses futures contracts as a hedging technique, because perfect correlation between a futures position and the Fund position that is intended to be hedged is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss. The loss that may be incurred by entering into futures contracts could exceed the amount invested and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, because of the low collateral deposits normally involved in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

Options Risk. Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. Although options are intended to enable the Fund to manage market and interest rate risks, these investments can be highly volatile and the Fund’s use of them could result in poorer investment performance. If the Fund purchases options, it is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Options on Futures Contracts Risk: The use of options on futures contracts as a hedging device involves several risks similar to a direct investment in a futures contact. No assurance can be given that a correlation will exist between price movements in the underlying securities, currency or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents a Fund’s profit or loss on the transaction.

Interest Rate Swaps and Credit Default Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a portfolio manager is incorrect in forecasting interest rates and uses interest rate swaps, the investment performance of the Fund may be adversely impacted due to the use of such swaps. If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will not earn any return on

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its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligations.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed below. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature, and their political systems are less stable than those in developed countries.

Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the systems and procedures for trading and settlement of securities in emerging markets may be less developed and less transparent and transactions may take longer to settle. Investing in emerging market countries may require the Fund to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Exchange-Traded Funds Risk. Most ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally involves the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategy and policies; (ii) substantially the same risks as those associated with the direct ownership of the securities or other assets represented by an underlying ETF in which it invests; (iii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iv) the risk that shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF’s shares); (v) the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares; (vi) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vii) the risk that an ETF becomes subject to a trading halt or no longer meets the listing requirements of any applicable exchanges on which that ETF is listed. Also, the Fund bears its proportionate share of the fees and expenses of the ETFs in which it invests.

The ETFs may have a limited number of financial institutions that act as authorized participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for the shares of the ETF. This circumstance may lead to shares of the ETF trading at a discount or premium to NAV and possibly facing trading halts and/or delisting. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

Foreign Investment Risk. Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves unique and additional risks that can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

Currency Risk. The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. The Fund is permitted to hedge against foreign currency risk, but normally will not do so.

Political/Economic/Social Risk. Changes in economic, tax or foreign investment policies, government stability, war, civil unrest or other political, economic or social actions may have an adverse effect on the Fund’s foreign investments.

Regulatory Risk. Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Additional Risks Related to Debt and Economic Conditions. The risk of loss and volatility have

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increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets. The continuing uncertainty regarding the regional and global impact of the 2016 “Brexit” vote and related negotiations for the United Kingdom’s departure from the European Union may cause future volatility and disruption in global markets.

Settlement Risk: Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, thereby making it difficult to conduct such transactions. Delays in settlement could result in periods when assets of the Fund remain uninvested. The inability of the Fund to make intended purchases due to settlement problems could cause it to miss attractive investment opportunities and affect its ability to track its relevant Index. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times it considers desirable, and my subject the Fund to losses and costs due to its own ability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.

Government Stripped Mortgage-Related Securities Risk. In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, the Fund may not fully recoup its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met. Investments in government stripped mortgage-related securities may also be subject to valuation risk.

High Yield Securities Risk. Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities are subject to greater risk of default and of insolvency or bankruptcy of the issuer than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade securities may depress prices and diminish liquidity for such securities. The market for below investment-grade securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, the Fund may incur additional expenses if a holding defaults and the Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Indexing Strategy/Index Tracking Risk. The Fund is managed with an indexing investment strategy for certain sub-asset classes, attempting to track the performance of unmanaged indices of securities. The Fund will seek to replicate index returns, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the index as long as the security is part of the index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index for a number of reasons. For example, the return on the sample of securities purchased by the Fund (or the return on securities not included in the Index) to replicate the performance of the Index may not correlate precisely with the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times,

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either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index. Changes in the composition of the index and regulatory requirements also may impact the Fund’s ability to match the return of the index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the index in which the Fund may invest. Application of such screens or techniques may result in investment performance below that of the index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.

Interest Rate Risk. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance. Substantial redemptions from bond and other income funds may worsen that impact. Dividend paying and other types of equity securities also may be adversely affected from an increase in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, then the Fund might have to reinvest the proceeds in an investment offering a lower yield and might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates. When interest rates decline, the income received by the Fund may decline, and the Fund’s yield may also decline.

Liquidity Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. In addition, liquidity risk can increase as a result of unusually high redemption requests, redemption requests by certain large shareholders (such as institutional investors), or other market conditions that may make it difficult for the Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

In compliance with the SEC’s new liquidity risk management rule applicable to open-end mutual funds, the Fund recently established a liquidity risk management program. The rule’s impact on the Fund, and on the open-end fund industry in general, is not yet fully known, but the rule could affect the Fund’s performance and its ability to achieve its investment objectives. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund’s investments.

Management Risk. The Fund is subject to management risk to the extent it is an actively managed investment portfolio. SSGA FM and the Fund’s portfolio managers will apply investment techniques and risk analysis in making investment decisions for the Fund but there can be no guarantee that these decisions will produce the desired results. There also can be no assurance that all of the personnel of SSGA FM will continue to be associated with SSGA FM for any length of time. The loss of services of one or more key employees of SSGA FM could have an adverse impact on the Fund’s ability to realize its investment objective. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause SSGA FM to restrict or prohibit participation in certain investments.

Modeling Risk. The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which

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such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.

Mortgage-Backed Securities Risk. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk and liquidity risk.

Municipal Obligations Risk. Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to federal alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured, which is intended to guarantee the timely payment of interest and repayment of principal.

Prepayment Risk. Prices and yields of certain securities such as mortgage-backed securities and asset-backed securities assume the securities will be redeemed at a given time. When interest rates decline, such securities experience higher prepayments because the underlying mortgages or loans are repaid earlier than expected. The Fund’s portfolio managers may be forced to invest the proceeds from prepaid mortgage-backed securities or asset-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, such securities experience lower prepayments because borrowers are less likely to repay their loans. This typically reduces the value of the underlying securities.

REIT Risk. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain an exemption under the 1940 Act. For example, because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating in that a specific term and run the risk of liquidating at an economically inopportune time.

Securities Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities. Securities market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For

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more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity.

Sovereign Debt Obligations Risk. Investments in debt securities issued by sovereign entities involve the risk that the sovereign entities responsible for repayment may be unable or unwilling to repay principal and pay interest in a timely manner. A sovereign entity’s willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject. A sovereign entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many foreign (non-U.S.) governments, including their agencies or instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by sovereign entities in emerging countries.

Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

Large-Cap Company Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Treasury Inflation-Protected Securities Risk. Inflation-protected securities, such as TIPS, generally fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, an inflation protected security’s value will decrease when real interest rates rise and increase when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. During periods of “deflation,” the principal and income of an inflation protected security may decline in price, which could result in losses for the Fund. There can be no assurance that the inflation index used will accurately measure the price increase of a certain good or service. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in a calendar year.

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U.S. Government Obligations Risk. The Fund may invest in debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. U.S. Government-sponsored enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, they are not supported by the full faith and credit of the U.S. Government, and they involve increased credit risks. Certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities. Investments in U.S. Government securities are also subject to interest rate risk and prepayment risk, and the risk that the value of the securities will fluctuate in response to political, market or economic developments. The downgrade in the long-term U.S. credit rating by at least one major rating agency has introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

Valuation Risk. Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Calculating Share Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. Investors who purchase or redeem Fund shares on days when the Fund is holding “fair valued” securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not “fair valued” the holding(s) or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment, and the Fund may be particularly susceptible to the risks associated with fair valuation if the Fund holds a significant percentage of fair valued securities.

OTHER RISK CONSIDERATIONS

Conflicts of Interest Risk. An investment in the Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.

The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.

The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.

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Cyber Security and Disaster Recovery Risk. Information and technology systems relied upon by the Fund, the investment adviser, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the investment adviser, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, the investment adviser, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund.

Large Investor Risk. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. The Fund is subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. Large investor transactions may cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. In addition, such transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Investors may be materially affected by the actions of other large investors. For example, if a large investor withdraws an investment in the Fund, the Fund could diminish in size by a substantial amount causing the remaining investors to experience higher pro rata operating expenses, resulting in lower returns for such investors. The purchase or withdrawal by a large investor may result in significant portfolio trading expenses that are borne by other shareholders. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large investor, which could exacerbate any potential negative effects experienced by the Fund.

Lending Portfolio Securities Risk. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. When securities are loaned, voting rights typically pass to the borrower. However, if SSGA FM determines that a proxy vote is materially important to the shareholders of the Fund and where it is feasible to recall the securities on a timely basis, SSGA FM may use its reasonable efforts to recall the loaned securities. SSGA FM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed to be in good standing and when, in SSGA FM’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market or other short-term investment fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund may invest cash collateral in another pooled investment vehicle advised by the Adviser.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent,

25

occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid investments at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Repurchase Agreements Risk. The Fund may suffer a loss if the other party to the repurchase agreement transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Restricted Securities Risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protection requirements as publicly traded securities.

Reverse Repurchase Agreements Risk. A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

DISCLOSURE OF PORTFOLIO HOLDINGS

SSGA FM has adopted policies and procedures to protect the Fund’s portfolio information and to prevent the misuse of that information by a third party. SSGA FM limits disclosure of portfolio information to situations it believes will not result in material harm to or disadvantage investors in the Fund. The Fund will generally disclose on its website (www.ssga.com/geam) the complete list of month-end portfolio holdings for the Fund, 30 days after the end of each month. Top 10 portfolio holdings and portfolio characteristics (such as sector and regional weightings) are generally posted monthly for the Fund, 15 days after the end of each month. A description of the Fund’s policies and procedures relating to the disclosure of portfolio holdings is available in the Fund’s SAI.

ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADMINISTRATOR

SSGA FM serves as the investment adviser and administrator to the Fund and, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund’s assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street Corporation. As of December 31, 2018, SSGA FM managed approximately $452.10 billion in assets and SSGA managed approximately $2.51 trillion in assets. The Adviser’s principal business address is One Iron Street, Boston, Massachusetts 02210.

Under a separate sub-administration agreement, SSGA FM has delegated certain administrative functions to State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. State Street is a subsidiary of State Street Corporation. Under the sub-administration agreement, State Street performs certain back office services to support SSGA FM, including among other things, furnishing financial and performance information about the Fund for inclusion in regulatory filings and Board and shareholder reports; preparing regulatory filings, Board materials and tax returns; performing expense and budgeting functions; performing tax compliance testing; and maintaining books and records. State Street also serves as custodian and accounting agent for the Fund for a separate fee that is paid by the Fund.

Management Fee:

The Fund pays SSGA FM a combined fee for advisory and administrative services that is accrued daily and paid monthly (“Management Fee”).

For the fiscal year ended December 31, 2018, the Fund paid SSGA FM the following Management Fee as a percentage of average net assets:

Total Return Fund	0.35%

From time to time, SSGA FM may waive or reimburse the Management Fee paid by the Fund.

BOARD OF DIRECTORS’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Fund’s semi-annual report to shareholders for the period ended June 30, 2018 contains a discussion

26

regarding the basis for the Board’s approval of the investment advisory and administration agreement with SSGA FM.

MANAGER OF MANAGERS STRUCTURE

SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Directors, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Board, for overseeing any sub-advisers to the Fund and recommending to the Board their hiring, termination, or replacement. The SEC order also permits the Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Fund also requires prior shareholder approval, which has been obtained for the Fund.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM’s responsibilities to the Fund, including SSGA FM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

ABOUT THE PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Fund generally have final authority over all aspects of their portions of the Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the Fund followed by biographical information for each portfolio manager.

Portfolio Management Team

The Fund is managed by a team of portfolio managers that includes Michael Martel and Jeremiah Holly. Messrs. Martel and Holly have full discretion in determining asset allocations for the Fund. Each of the various asset classes of the Fund are advised by SSGA FM. In addition to having full discretion over asset allocation, Messrs. Martel and Holly may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and ETFs, including ETFs advised by SSGA FM or its affiliates as well as those managed by unaffiliated investment managers.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the Fund’s investments. The portfolio managers may change from time to time. The SAI provides the following additional information about each portfolio manager: (i) the portfolio manager’s compensation; (ii) other accounts managed by the portfolio manager; and (iii) the portfolio manager’s ownership of shares of the Fund he/she manages, if any.

Jeremiah Holly, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Investment Solutions Group (ISG). In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and derivatives-based overlay strategies. He is actively involved in the investment research that underpins the team’s views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Prior to joining SSGA in 2005, Mr. Holly worked as a research analyst at Chmura Economics & Analytics, an economic research firm in Richmond, Virginia. Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and CFA Institute. He also serves on the Board of Directors for Tutoring Plus of Cambridge, a nonprofit tutoring and mentoring organization based in Cambridge, MA.

Michael Martel is a Managing Director of SSGA and the Adviser and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure

27

Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

OTHER INFORMATION

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with SSGA FM or other parties who provide services to the Fund.

SHARES OF THE FUND

INVESTOR SERVICE PLAN

The Company has adopted an Investor Service Plan with respect to Class 1 shares of the Fund. Under the Investor Service Plan, the Company may, on behalf of the Fund, compensate a life insurance company issuing variable annuity contracts and variable life insurance contracts (variable contracts) that offer shares of the Fund as an investment option, a third-party administrator for such insurance company, a retirement plan record keeper or administrator, or a transfer agent for certain services provided to owners of such variable contracts. The amount of compensation paid under the Investor Service Plan by the Fund may not exceed the annual rate of 0.20% of the average daily net assets of the Fund attributable to Class 1 shares. The Investor Service Plan continues in effect with respect to the Fund from year to year so long as such continuance is approved annually by the Board. For more information about this Investor Service Plan, please see the SAI for the Fund.

DISTRIBUTION AND SERVICE (12B-1) PLAN

The Company has adopted a Distribution and Service (12b-1) Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act, with respect to Class 1 shares of the Fund. Under the 12b-1 Plan for Class 1 shares, payments made under the Class 1 Investor Service Plan are covered in the event, and to the extent, that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares.

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) is the distributor of shares of the Fund.

For more information about the 12b-1 Plan, please see the SAI for the Fund.

OTHER COMPENSATION ARRANGEMENTS

SSGA FM and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay various amounts of additional compensation to certain insurance companies whose separate accounts invest in shares of the Fund or to distributors of variable contracts, for selling or servicing Fund shares. This additional compensation constitutes payments over and above other types of shareholder servicing and distribution payments described elsewhere in the Prospectus. Firms that receive these payments may be affiliated with SSGA FM.

SSGA FM does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers, in connection with any Fund’s portfolio transactions in consideration of sales of Fund shares.

These payments may relate to selling and/or servicing activities such as maintaining accounts for, and communicating with, owners of variable annuity and variable life insurance contracts; aggregating, netting and transmission of orders; generating sales and other informational materials; individual or broad based marketing and sales activities; conferences; retention of assets; new sales of Fund shares and a wide range of other activities. The amount of such payments generally vary, and can include various initial and ongoing payments.

SSGA FM and its affiliates also may pay financial consultants for products and/or services such as: (1) performance analytical software, (2) attendance at, or sponsorship of, professional conferences, (3) product evaluations and other types of investment consulting, and (4) asset-liability studies and other types of retirement plan consulting. SSGA FM and its affiliates may provide non-cash compensation to such recipients including occasional gifts, meals, or other entertainment.

These activities may create, or could be viewed as creating, an incentive for such financial consultants (or their employees or associated persons) to recommend the Fund as an investment option under variable contracts.

Insurance companies sponsoring Accounts, distributors of variable contracts issued in connection with such Accounts, and financial consultants (including those affiliated with SSGA FM) that receive these various types of payments may have a conflict of interest in promoting the Fund rather than other mutual funds available under a variable contract as an investment option, particularly if these payments exceed amounts paid by affiliated persons of such other mutual funds.

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For more information about such payments, prospective owners of variable contracts should refer to the prospectus or other disclosure document for their contract or contact the broker-dealer selling the contract.

DISTRIBUTION OF SHARES

The Company does not offer its shares of capital stock directly to the general public. The Company currently offers shares of each class of its capital stock only to separate accounts (“Accounts”) of various life insurance companies as funding vehicles for certain variable contracts issued through the Accounts by such life insurance companies. Some of the Accounts currently are registered investment companies with the SEC. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this Prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this Prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

The Company does not provide investment advice. You should contact your financial advisor for advice regarding selection of the Fund.

The Company currently offers two share classes of the Fund as investment options for variable contracts — Class 1 and Class 3. This prospectus only offers Class 1 shares of the Fund. Class 3 shares of the Fund are offered through a separate prospectus.

Shares of the Fund are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the Accounts, and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The Accounts purchase and redeem shares of the Fund for their sub-accounts at a NAV without sales or redemption charges.

The Company has entered into an agreement with the life insurance company sponsor of each Account (a “Participation Agreement”) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that the Company offers shares of the Fund to a qualified pension and retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of the Company’s current Participation Agreements (which do not differ materially from one another).

PURCHASE AND REDEMPTION OF SHARES

For each day on which the Fund’s NAV is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Fund any orders to purchase or redeem shares of the Fund based on the instructions of plan trustees or participants. The Account purchases or redeems shares of the Fund at the Fund’s NAV per share calculated as of the day the Company receives the order, although such purchases and redemptions may be executed the next morning.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the Board monitors the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in the Fund or it may substitute shares of the Fund for another. This might force the Fund to sell its portfolio securities at a disadvantageous price.

The Company may reject any order to purchase shares of the Fund for any reason or no reason without prior notice.

HOW TO RECEIVE REDEMPTION PROCEEDS.

Regardless of the method the Funds use to make a redemption payment, except as noted below, the Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The Fund reserves the right to pay for redeemed shares within seven days after receipt of a proper notice of redemption if, in the judgement of SSGA FM, an earlier payment could adversely affect the

29

Fund. The Fund reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days when permitted by applicable laws and regulations.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including the Fund’s line of credit, which is shared across all funds advised by SSGA FM other than money market funds) that may be available from time to time. During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving an Account securities.

REDEMPTIONS IN KIND

For redemption requests that exceed $250,000 or 1% of the Fund’s net assets, the Fund may require that an Account take a “redemption in kind” upon redemption and may give such Account portfolio securities instead of cash proceeds. In the event the Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations including odd-lot amounts of securities and securities subject to transfer restrictions.

FREQUENT TRADING LIMITS

Frequent, short-term trading, abusive trading practices and market timing (collectively, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Fund. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of the Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into the Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. The Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of the Fund, be blocked from making additional purchases or exchanges in the Fund for a period of time. The Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.

The Board has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Fund reserves the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.

As a means to protect the Fund and its shareholders from Excessive Trading:

•

The Fund’s transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;

•

The Fund’s distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the Fund regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Fund against harmful short-term trading; and

•

With respect to the Fund’s investments in securities that trade on foreign markets, pursuant to the Fund’s fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

The Fund’s distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the Fund’s transfer agent.

While the Fund attempts to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Fund recognizes that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Fund or its shareholders.

The Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.

CONTRACT OWNER VOTING RIGHTS

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of the Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or

30

beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except:

(1)

as to matters where the interests of the Fund differ from the interests of the Company’s other Funds (such as approval of an investment advisory agreement or a change in the Fund’s fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis.

(2)

as to matters where the interests of one class of the Fund’s shares differ from the interests of the Fund’s other classes (such as approving a material change in the 12b-1 Plan). In such a case, the voting is on a class-by-class basis.

Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Shares held in the name of the insurance company sponsors and their affiliates for their own benefit will also be voted in the same proportion as the shares for which voting instructions have been received.

PLAN PARTICIPANT VOTING RIGHTS

If Fund shares are sold directly to qualified pension and retirement plans, and a shareholder vote is required under the 1940 Act, plan trustees would be expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans, depending on plan requirements.

DIVIDENDS, CAPITAL GAINS AND OTHER TAX INFORMATION

DIVIDEND AND CAPITAL GAINS DISTRIBUTION

The Fund intends to distribute substantially all of its net investment income annually. The Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by the Fund are reinvested in shares of the same class of the Fund at the Fund’s NAV. The dividends and distributions are made to the Accounts, not to contract owners.

TAXES

For federal income tax purposes, the Fund is treated as a separate entity. The Fund has elected and intends to qualify each year as a “regulated investment company” under the Code. By so qualifying, the Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract. For more information about the taxes of the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

INACTIVE ACCOUNTS

The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements, which may include a period of no activity within your account. If the Fund is unable to establish contact with an investor, it will determine whether the investor’s account can legally be considered abandoned and required to be escheated. The investor’s last known address of record determines which state has jurisdiction.

In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact 1-800-242-0134 to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares.

CALCULATING SHARE VALUE

The Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in the Fund. The NAV of each class of the Fund’s shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when the Fund does not price its shares. Consequently, the NAV of the Fund’s shares may change on days when

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shareholders are not able to purchase or redeem the Fund’s shares. Purchase and redemption orders for Fund shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. The Fund values each security or other investment pursuant to guidelines adopted by the Board. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years. Financial performance does not reflect the fees or charges imposed by the Accounts, and if these fees and charges were included, total return figures would be lower.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information, except as noted below, has been derived from the Fund’s financial statements. The financial statements for the fiscal years ended December 31, 2014 and 2015 were audited by the Fund’s prior independent registered public accounting firm. The financial statements for the fiscal years ended December 31, 2016, 2017 and 2018 have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	State Street Total Return V.I.S. Fund
	Class 1
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
Inception date	—	—	—	—	7/1/85
Net asset value, beginning of period	$19.94	$18.08	$17.66	$18.81	$18.71

Income/(loss) from investment operations:
Net investment income	0.40 (a)	0.36 (a)	0.35	0.31	0.35
Net realized and unrealized gains/(losses) on investments	(1.69)	2.46	0.77	(0.52)	0.65

Total income/(loss) from investment operations	(1.29)	2.82	1.12	(0.21)	1.00

Less distributions from:
Net investment income	0.45	0.41	0.35	0.34	0.34
Net realized gains	4.14	0.55	0.35	0.60	0.56

Total distributions	4.59	0.96	0.70	0.94	0.90

Net asset value, end of period	$14.06	$19.94	$18.08	$17.66	$18.81

Total Return(b)	(6.34)%	15.58%	6.35%	(1.13)%	5.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$733,417	$856,665	$797,448	$807,584	$941,344
Ratios to average net assets:
Net expenses(d)	0.62%	0.62%	0.60%	0.61%	0.62	%(c)
Gross expenses(d)	0.62%	0.62%	0.60%	0.61%	0.62%
Net investment income	2.01%	1.83%	1.85%	1.56%	1.66%
Portfolio turnover rate	97%	15%	45%	70%	78%

Notes to Financial Highlights

(a)	Per share values have been calculated using the average shares method.

(b)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(d)	Ratios may not correlate to the Annual Fund Operating Expenses table due to Acquired Fund Fees and Expenses.

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

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IF YOU WISH TO KNOW MORE

You will find additional information about the State Street Variable Insurance Series Funds, Inc. in the following documents:

Statement of Additional Information (“SAI”): The SAI contains additional information about the Fund and its investment strategies and policies and is incorporated by reference and is legally considered part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Fund’s investments is available in the State Street Variable Insurance Series Funds, Inc. annual and semi-annual reports to shareholders. In these annual reports you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

You may obtain a free copy of the SAI or the Fund’s Annual/Semi-Annual Report and make shareholder inquiries by contacting:

State Street Variable Insurance Series Funds, Inc.

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone 1-800-242-0134

Website http://www.ssga.com/geam/prospectus

INVESTMENT ADVISER

SSGA Funds Management, Inc.

TRANSFER AGENT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

State Street Global Advisors Funds Distributors, LLC

Member FINRA/SIPC

This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

SSVIS-TOTAL-1 (05/19)	Investment Company Act file number: 811-04041

Prospectus

May 1, 2019

State Street Variable Insurance Series Funds, Inc.

State Street Total Return V.I.S. Fund (Class 3: SSTTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a Fund’s website (www.ssga.com/geam), and you will be notified by mail each time a report is posted, and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge. To do so, contact your Insurance provider. Your election to receive reports in paper will apply to all funds held in your account.

Like all mutual funds, shares of the State Street Variable Insurance Series Funds, Inc. have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

State Street Total Return V.I.S. Fund

Class 3 SSTTX

INVESTMENT OBJECTIVE
The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the State Street Total Return V.I.S. Fund (the “Total Return Fund” or sometimes referred to in context as the “Fund”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

SHAREHOLDER FEES (fees paid directly from your investment):	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).

Class 3
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (includes an Investor Service Plan fee of 0.20% of the average daily net assets)	0.27%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses[2]	0.91%
[1]	“Acquired Fund Fees and Expenses” have been restated to reflect amounts estimated for the current fiscal year.

[2]

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by constructing a broadly diversified portfolio that provides exposure to three primary asset classes either directly or indirectly through investment in exchange-traded funds (“ETFs”), including ETFs that pay fees to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund’s investment adviser, and its affiliates for management, marketing or other services: (1) U.S. and foreign (non-U.S.) equity securities (the “Equity Class”); (2) U.S. and foreign (non-U.S.) debt securities (the “Fixed Income Class”); and

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(3) alternative-style investments (the “Alternative Class”). SSGA FM allocates the Fund’s assets among the following sub-asset classes in proportions consistent with the potential returns and risks of each sub-asset class as well as the allocations that, in SSGA FM’s view, will best meet the Fund’s investment objective:

•

Equity Class — Sub-Asset Classes: U.S. large cap equity securities; U.S. small- and mid-cap equity securities; foreign (non-U.S.) developed market equity securities; and emerging market equity securities.

•

Fixed Income Class — Sub-Asset Classes: U.S. government securities, U.S. investment-grade credit securities, and U.S. securitized fixed-income securities (mortgage-backed and asset-backed securities); treasury inflation-protected securities (“TIPS”); high yield securities (also known as “junk bonds”); and sovereign debt obligations.

•	Alternative Class — Sub-Asset Classes: real estate investment trusts (“REITs”) and commodities.

Under normal circumstances, the Fund anticipates maintaining an overall strategic target allocation range of 45-65% of its assets in the Equity Class, 30-50% of its assets in the Fixed Income Class and 3-15% of its assets in the Alternative Class. SSGA FM reviews these target allocations at least annually and may make changes over time when it believes it is beneficial to the Fund, including, but not limited to, adding or removing sub-asset classes or underlying ETFs, changing the sub-asset class target allocations, or maintaining the target allocations for longer or shorter periods of time. In addition, SSGA FM may from time to time make tactical adjustments to the Fund’s allocation to a particular sub-asset class to pursue short to intermediate term opportunities based on a broad range of market and economic conditions and a combination of quantitative and fundamental inputs. As a result of these tactical adjustments, the Fund’s actual allocations may deviate from the overall strategic target allocations and, during certain periods, such deviations may be significant.

With respect to the Fund’s assets that are allocated to the Fixed Income Class and Alternative Class, SSGA FM employs an “indexing” investment approach. SSGA FM divides the Fixed Income Class and Alternative Class into the sub-classes described above, and for each sub-class seeks to track the performance of an applicable market index. Under this investment approach, the Fund invests directly or through investment in ETFs either (1) in substantially all of the securities in an index in approximately the same proportion as the index (a “replication” strategy) or (2) in a representative sample of securities that collectively has an investment profile similar to an index (a “representative sampling” strategy). In a representative sampling strategy, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the index, and the Fund might or might not hold, directly or through investment in ETFs, all of the securities that comprise the index. For additional information regarding the investment process used to manage the Fixed Income Class and Alternative Class, including the sub-asset classes and applicable market indices, see the “More on the Underlying Investment Indices” section of this Prospectus.

With respect to the Fund’s assets that are allocated to the Equity Class, SSGA FM employs a factor-based quantitative investment process. SSGA FM divides the Equity Class into the sub-classes described above, and for each sub-class seeks to outperform an applicable market index. SSGA FM uses proprietary quantitative models to systematically evaluate various investment style factors, such as value, size, volatility, quality and momentum. The “value” factor incorporates measures such as price to earnings, price to sales, price to cash earnings, price to book value and dividend yield. The “size” factor incorporates measures such as market capitalization. The “volatility” factor incorporates measures such as historical return volatility (i.e., 60-month standard deviation of monthly returns). The “quality” factor incorporates measures such as return on assets, earnings variability and leverage. The “momentum” factor incorporates measures such as price momentum. SSGA FM seeks to maximize potential returns by overweighting securities with positive characteristics identified by the models and underweighting securities with negative characteristics relative to their index weights. SSGA FM may at times employ an “indexing” investment approach (as described above) with respect to one or more sub-asset classes of the Equity Class. For additional information regarding the investment process used to manage the Equity Class, including the sub-asset classes and applicable market indices, see the “More on the Underlying Investment Indices” section of this Prospectus.

SSGA FM may gain exposure to the various sub-asset classes by investing directly in individual securities or through investment in ETFs managed by SSGA FM or its affiliates as well as those managed by unaffiliated investment managers. The Fund (or the ETFs in which the Fund invest) may also use derivative instruments (primarily options, futures contracts, options on futures, interest rate swaps and credit default swaps) to gain or hedge exposure to a certain type of security or broad-based index as an alternative to investing directly in or selling such type of security or the securities representing such index.

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The Fund may hold cash or invest in money market instruments, principally for the preservation of capital, income potential or maintenance of liquidity.

PRINCIPAL RISKS

The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in the underlying funds. The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Debt Securities Risk is the risk that the values of debt securities may increase or decrease as a result of various factors, including market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, illiquidity in debt securities markets, reinvestment of securities during periods of falling interest rates, or repayment by issuers with higher coupon or interest rates.

Indexing Strategy/Index Tracking Risk is the risk of attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing are higher in many foreign markets than in the U.S., and securities of foreign (non-U.S.) issuers may be less liquid and more difficult to value than securities of U.S. issuers. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Currency Hedging Risk is the risk that if the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund’s hedging transactions will be effective.

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Interest Rate Risk is the risk that debt securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

Large-Cap Company Risk is the risk that returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited managerial and financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Credit Risk is the risk that the price of a debt is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. A debt security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Mortgage-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities. The liquidity of mortgage-related securities may change over time.

Asset-Backed Securities Risk includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. The liquidity of asset-backed securities may change over time.

Treasury Inflation-Protected Securities Risk is the risk that inflation protected securities, such as TIPS, generally fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, an inflation-protected security’s value will decrease when real interest rates rise and increase when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. During periods of “deflation,” the principal and income of an inflation protected security may decline in price, which could result in losses for the Fund.

High Yield Securities Risk is the risk that below investment-grade securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Sovereign Debt Obligations Risk is the risk that investments in debt securities issued by sovereign entities may decline in value as a result of a default or other adverse credit event resulting from a sovereign entity’s unwillingness or inability to repay principal and pay interest in a timely manner. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

5

Allocation Risk is the risk that SSGA FM may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Emerging Markets Risk is the risk of investing in securities of governments or companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Management Risk is the risk that the investment techniques and risk analyses applied by the investment adviser will not produce the desired results and that legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the investment adviser and the portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Modeling Risk is the risk associated with the use of quantitative models by the Adviser in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.

Derivative Instruments Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivative instruments not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative instrument may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivative instruments more costly, may limit the Fund’s ability to employ certain strategies that use derivative instruments and/or may adversely affect the value of derivative instruments and the Fund’s performance.

U.S. Government Obligations Risk is the risk that U.S. Government obligations may be adversely affected by changes in interest rates, or a default by, or decline in the credit quality of, the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and such securities are subject to increased credit risk.

Exchange-Traded Funds Risk is the risk that the Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. Also, the Fund bears its proportionate share of the fees and expenses of an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (“NAV”) of an ETF’s shares) for a number of reasons. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF’s investments, which may be exacerbated in less liquid markets.

6

REIT Risk is the risk that equity REITs may be affected by changes in the value of the underlying property owned by the trusts, and that mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended, and to maintain an exemption under the Investment Company Act of 1940, as amended (the “1940 Act”).

Commodities Risk is the risk that commodity prices can be extremely volatile, and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of three broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. On August 1, 2018, the Fund changed to its current principal investment strategies. Prior to January 23, 2013, the Fund’s underlying strategies were actively managed. If the Fund’s current principal investment strategies had been in place for these prior periods, performance information shown may have been different. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. For updated performance information, please visit the Fund’s website at www.ssga.com/geam or call 1-800-242-0134.

CALENDAR YEAR TOTAL RETURNS (%)

Highest/Lowest quarterly results during this time period were:

Highest 11.31% (quarter ended June 30, 2009)

Lowest -12.09% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Class 3 (inception 5/1/06)	-6.61%	3.43%	6.89%

S&P 500® Index (does not reflect fees, expenses or taxes)	-4.38%	8.50%	13.12%

Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	0.01%	2.52%	3.48%

MSCI® ACWI ex-U.S. Index (does not reflect fees, expenses or taxes)	-14.20%	0.68%	6.57%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA FM

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PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Michael Martel	Since 2018	Managing Director at State Street Global Advisors (“SSGA”)

Jeremiah Holly, CFA	Since 2018	Vice President at SSGA

PURCHASE AND SALE OF FUND SHARES

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

TAX INFORMATION

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

PAYMENTS TO INSURANCE COMPANIES, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

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MORE ON STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

IMPORTANT DEFINITIONS

This section defines important terms that may be unfamiliar to an investor reading about the Fund:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade fixed-rate bond market.

Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Commercial mortgage-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by commercial mortgage assets, such as multi-family housing, office, retail, hotel, and industrial properties.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to claims of bondholders, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are debt obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States) (“ADRs”), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward contracts, swaps (including interest-only, interest rate, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (“CMOs”), and structured and indexed securities.

Duration is the expected change in the value of a portfolio of fixed income securities that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5 year average portfolio duration means the portfolio would be expected to decrease in value by 5% if interest rates rise 1%. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding a fixed income security.

Emerging market securities include interests in or obligations of governments or entities located in an emerging market country. The Fund considers an emerging market country to be any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Equitized cash is a technique that uses futures or other instruments (such as ETFs) to gain equity market exposure for holdings of cash. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.

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Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•	Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign corporations outside the U.S. and the issuer’s home country.

•	Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S by foreign banks and corporations.

•	Debt securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of governments or entities located outside the United States. The Fund will determine where an issuer of a security is located by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, (iv) has the principal trading market for its securities, or (v) is assessed a non-U.S. risk rating by a recognized third-party rating agency. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward contracts involve agreements to exchange one currency for another at a future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s Investors Service, Inc. (“Moody’s”) or BB through D by S&P Global Ratings (“S&P”) (or comparably rated by another nationally recognized statistical rating organization) or, if not rated, are considered by portfolio management to be of similar quality to such securities. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative with respect to their capacity to pay interest and repay principal in accordance with their terms. High yield securities generally entail more credit risk than higher-rated securities.

Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s Investors Service, Inc. or BBB or better by S&P Global Ratings (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

MSCI® All Country World Index ex-U.S. (the “MSCI Index”) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception

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of U.S.-based companies. The MSCI Index includes both developed and emerging markets.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. The Fund may invest directly in money market instruments.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), other government agencies and private issuers. They may also include CMOs, which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process and, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Options are rights to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date. Purchasing and writing options are permitted investment strategies for the Fund.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as equity REITs or mortgage REITs or a combination of equity or mortgage REITs. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be considered illiquid investments.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Sovereign debt obligations are obligations of foreign (non-U.S.) governments, their agencies or instrumentalities, or other government-related entities.

S&P 500® Index is an unmanaged, market-capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

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Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate or in a particular non-U.S. currency, or the performance of a securities index.. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps are transactions in which the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (“tender option”). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, the Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

Treasury inflation-protected securities (also known as “TIPS”) are debt securities issued by the U.S. Treasury whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Inflation-protected securities normally will decline in price when real interest rates rise.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of Ginnie Mae. Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by Fannie Mae and Freddie Mac. All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stocks have lower valuation levels than growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward contracts or swaps and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund’s portfolio of investments and are not used for leverage. The Fund is not under any obligation to use any of these techniques at any given time or under any particular economic condition and there can be no assurance that the utilization of such investment techniques will benefit the Fund. To the extent that the Fund employs these techniques, the Fund would be subject to derivative instruments risk.

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Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average effective maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer, taking into account all expected prepayments, puts and adjustable coupons. The average effective maturity is weighted according to the dollar amounts invested in the various securities in the Fund. This measure indicates a money market fund’s or an income fund’s sensitivity to changes in interest rates. In general, the longer the Fund’s weighted average effective maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

MORE ON INVESTMENT STRATEGIES

In addition to the Fund’s principal investment strategies described earlier in this Prospectus, the Fund is permitted to invest in other securities or use other investment strategies or techniques in pursuit of its investment objective. The Fund is not under any obligation to invest in or use any other securities, strategies or techniques at any given time or under any particular economic condition. Certain securities, strategies and techniques may expose the Fund to other risks and considerations, which are discussed later in this Prospectus or in the State Street Variable Insurance Series Funds, Inc.’s Statement of Additional Information (“SAI”).

Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during restructuring. The Fund invests in equity securities and may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

The Fund may, from time to time and in the discretion of SSGA FM, take temporary defensive positions when its portfolio managers believe that adverse or unstable market, economic, political or other conditions or abnormal circumstances, such as large cash inflows or anticipated redemptions, exist. In these circumstances, the portfolio managers may hold cash without limit, or restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies.

In addition, the Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Company’s Board of Directors (the “Board”), and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.

The Fund may invest directly in money market instruments and may also invest indirectly in money market instruments through investment in money market fund(s) managed by SSGA FM.

To the extent that the Fund holds cash for temporary defensive positions, it may be unable to pursue or achieve its investment objective(s). Temporary defensive investments could reduce the benefit to the Fund from any upswing in the market.

Investment Techniques and Limitations: The following table summarizes some of the investment techniques that may be employed by the Fund. Certain techniques and limitations may be changed at the discretion of SSGA FM and subject to the approval of the Board. Unless otherwise noted, percentage figures refer to the percentage of the Fund’s total assets (including any borrowings) that may be invested in accordance with the indicated technique. The percentage limitations on Fund investments listed in the Prospectus typically will apply at the time of investment. Thus, the Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

State Street Total Return V.I.S. Fund
Borrowing Limit	33 1 /3%
Repurchase Agreements	Yes
Reverse Repurchase Agreements	Yes
Restricted Securities and Illiquid Investments	Yes
Structured and Indexed Securities	Yes

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State Street Total Return V.I.S. Fund
Options	Yes
Securities Index Options	Yes
Futures Contracts and Options on Futures Contracts	Yes
Forward Contracts	Yes
Interest Rate Swaps and Credit Default Swaps	Yes
Options on Foreign Currencies	Yes
Maximum Investment in Debt Securities	80%[1]
Maximum Investment in Below-Investment Grade Debt Securities (High Yield Securities)	50%
Maximum Investment in Foreign Securities	70%[2]
When-Issued and Delayed Delivery Securities	Yes
Lending Portfolio Securities	Yes
Rule 144A Securities	Yes
Debt Obligations of Supranational Agencies	Yes
Depositary Receipts	Yes
Securities of Other Investment Funds	Yes
Municipal Leases	Yes
Floating and Variable Rate Instruments	Yes
Participation Interests in Municipal Obligations	Yes
Zero Coupon Obligations	Yes
Municipal Obligation Components	Yes
Custodial Receipts on Municipal Obligations	Yes
Commercial Mortgage-Backed Securities	Yes
Mortgage Related Securities, including CMOs	Yes
Government Stripped Mortgage Related Securities	Yes
Asset-Backed Securities and Receivable-Backed Securities	Yes
Mortgage Dollar Rolls	Yes
Short Sales Against the Box	Yes
[1]	This percentage figure refers to the percentage of the Fund’s net assets (plus any borrowings for investment purposes).

[2]

This limitation excludes: ADRs; securities of a foreign issuer with a class of securities registered with the U.S. Securities and Exchange Commission (the “SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer.

MORE ON THE UNDERLYING INVESTMENT INDICES

The Fund seeks to achieve its investment objective by strategically allocating its portfolio across an Equity Class, Fixed Income Class, and Alternative Class (the “Asset Class Allocations”), as described in the “Principal Investment Strategies” section of this Prospectus. Each Asset Class Allocation is divided into two or more sub-asset classes, each of which seeks to either track the performance of or outperform an applicable market index which correlates to the sub-asset class (each, an “Index”).

The following chart provides a brief description of each Index currently expected to be used in managing the Fund’s portfolio as of the date of this Prospectus. The Fund may use other Indices not listed below that currently exist or may become available in the future at the sole discretion of SSGA FM without shareholder approval or prior notice. The Indices are not affiliated with the Fund or SSGA FM.

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Asset Class	Index	Overview of Index

Equity Class

U.S. Large Cap Equity	Russell 1000 Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. SSGA FM seeks to outperform the Index.

U.S. Small- and Mid-Cap Equity	Russell 2000 Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. SSGA FM seeks to outperform the Index.

Foreign (Non-U.S.) Developed Equity	MSCI World ex-USA Index	The MSCI World ex-USA Index captures large- and mid-cap representation across developed countries, excluding the United States. The index is designed to cover approximately 85% of the free float-adjusted market capitalization in each applicable country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion. SSGA FM seeks to outperform the Index.

Emerging Market Equity	MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures market capitalizations of all sizes across emerging markets countries, representing 10% of world market capitalization. The index is designed to cover approximately 85% of the free float-adjusted market capitalization in each applicable country. SSGA FM seeks to outperform the Index.

Fixed Income Class

U.S. Government Securities U.S. Investment-Grade Securities U.S. Securitized Fixed-Income Securities	Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Treasury Inflation-Protected Securities	Bloomberg Barclays U.S. Government Inflation-Linked Bond Index	The Bloomberg Barclays U.S. Government Inflation-Linked Bond Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

High Yield Securities	Bloomberg Barclays High Yield Very Liquid Index	The Bloomberg Barclays High Yield Very Liquid Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, but not more than fifteen years, regardless of optionality; are rated high-yield; and have $500 million or more of outstanding face value. To be eligible for inclusion in the Index, a bond must have been issued within the past five years. Exposure to each eligible issuer will be capped at two percent of the Index. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

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Asset Class	Index	Overview of Index

Sovereign Debt Obligations	Bloomberg Barclays Global Treasury ex-US Capped Index	The Bloomberg Barclays Global Treasury ex-US Capped Index is designed to track the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade. Each of the component securities in the Index is a constituent of the Bloomberg Barclays Global Treasury ex-US Index. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Bloomberg Index Services Limited using a modified “market capitalization” methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Alternative Class

Real Estate Investment Trusts	Dow Jones U.S. Select REIT Index	The Dow Jones U.S. Select REIT Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (REITs) and is comprised of companies whose charters are the equity ownership and operation of commercial and/or residential real estate. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. A company must have a minimum float-adjusted market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

Commodities	Bloomberg Roll Select Commodity Index	The Bloomberg Roll Select Commodity Index is made up of exchange-traded futures on physical commodities, representing commodities which are weighted to account for economic significance and market liquidity. Sectors from which the commodities are derived include precious metals, energy, grains, industrial metals, softs and livestock. Weighting restrictions on individual commodities and commodity groups promote diversification. SSGA FM seeks to track the investment performance of the Index using either a replication or representative sampling strategy.

MORE ON RISKS

Like all mutual funds, investing in the Fund involves risks. The Fund’s risk exposure is determined primarily by its principal investment strategies, which are described earlier in the Summary Section of this Prospectus. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in the underlying funds. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. The share value of the Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. As such, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you manage risk and achieve the results you need to reach your financial goals.

The principal risks of investing in the Fund are summarized below. In addition, the Fund may be subject to additional risks other than those described in the following pages because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Important Definitions” above. For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

Allocation Risk. SSGA FM may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Asset-Backed Securities Risk. Because asset-backed securities often are secured by the loans underlying the securities, the Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related

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to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Fund generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk and liquidity risk.

Commodities Risk. Commodity prices can have significant volatility, and exposure to commodities can cause the NAV of Fund shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Credit Risk. The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Currency Hedging Risk. If a derivative is used as a hedge against a position that the Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while the Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect the Fund’s returns even when the hedge works as intended. The effectiveness of the Fund’s currency hedging strategy will also generally be affected by the volatility of both the securities that the Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of the Fund’s currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of the Fund’s currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of the Fund’s currency hedging strategy. There can be no assurance that the Fund’s hedging transactions will be effective. The Fund’s currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. The Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets, the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates, and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have

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to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Derivative Instruments Risk. The Fund’s use of various investment techniques may involve derivative instruments, such as forward contracts, futures and options on futures contracts, options and swaps. There is no guarantee that these techniques will work. The Fund may, but is not required to, use derivative instruments as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivative instruments have the effect of leverage on the Fund, meaning that a small investment in derivative instruments could have a potentially large impact on the Fund’s performance and its rate of income distributions for a particular period of time. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid and difficult to value. Derivative instruments not traded on an exchange may be subject to counterparty risk (i.e., the risk that a counterparty to a derivative instruments transaction may not fulfill its obligations). There is also the risk that changes in the value of a derivative instrument held by the Fund may not correlate with the Fund’s other investments, which could impact Fund performance. The Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by SSGA FM and the portfolio managers responsible for managing the Fund. Changes in regulation relating to a mutual fund’s use of derivative instruments could potentially limit or impact the Fund’s ability to invest in derivative instruments, limit the Fund’s ability to employ certain strategies that use derivative instruments and/or adversely affect the value of derivative instruments and the Fund’s performance.

Forward Contracts Risk. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures Contracts Risk. When the Fund uses futures contracts as a hedging technique, because perfect correlation between a futures position and the Fund position that is intended to be hedged is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss. The loss that may be incurred by entering into futures contracts could exceed the amount invested and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, because of the low collateral deposits normally involved in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

Options Risk. Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. Although options are intended to enable the Fund to manage market and interest rate risks, these investments can be highly volatile and the Fund’s use of them could result in poorer investment performance. If the Fund purchases options, it is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

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Options on Futures Contracts Risk: The use of options on futures contracts as a hedging device involves several risks similar to a direct investment in a futures contact. No assurance can be given that a correlation will exist between price movements in the underlying securities, currency or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents a Fund’s profit or loss on the transaction.

Interest Rate Swaps and Credit Default Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a portfolio manager is incorrect in forecasting interest rates and uses interest rate swaps, the investment performance of the Fund may be adversely impacted due to the use of such swaps. If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligations.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed below. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature, and their political systems are less stable than those in developed countries.

Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the systems and procedures for trading and settlement of securities in emerging markets may be less developed and less transparent and transactions may take longer to settle.

Investing in emerging market countries may require the Fund to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Exchange-Traded Funds Risk. Most ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally involves the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategy and policies; (ii) substantially the same risks as those associated with the direct ownership of the securities or other assets represented by an underlying ETF in which it invests; (iii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iv) the risk that shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF’s shares); (v) the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares; (vi) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vii) the risk that an ETF becomes subject to a trading halt or no longer meets the listing requirements of any applicable exchanges on which that ETF is listed. Also, the Fund bears its proportionate share of the fees and expenses of the ETFs in which it invests.

The ETFs may have a limited number of financial institutions that act as authorized participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for the shares of the ETF. This circumstance may lead to shares of the ETF trading at a discount or premium to NAV and possibly facing trading halts and/or delisting. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

Foreign Investment Risk. Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves unique and additional risks that can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle

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in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

Currency Risk. The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. The Fund is permitted to hedge against foreign currency risk, but normally will not do so.

Political/Economic/Social Risk. Changes in economic, tax or foreign investment policies, government stability, war, civil unrest or other political, economic or social actions may have an adverse effect on the Fund’s foreign investments.

Regulatory Risk. Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Additional Risks Related to Debt and Economic Conditions. The risk of loss and volatility have increased in recent periods and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets. The continuing uncertainty regarding the regional and global impact of the 2016 “Brexit” vote and related negotiations for the United Kingdom’s departure from the European Union may cause future volatility and disruption in global markets.

Settlement Risk: Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, thereby making it difficult to conduct such transactions. Delays in settlement could result in periods when assets of the Fund remain uninvested. The inability of the Fund to make intended purchases due to settlement problems could cause it to miss attractive investment opportunities and affect its ability to track its relevant Index. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times it considers desirable, and my subject the Fund to losses and costs due to its own ability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.

Government Stripped Mortgage-Related Securities Risk. In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, the Fund may not fully recoup its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met. Investments in government stripped mortgage-related securities may also be subject to valuation risk.

High Yield Securities Risk. Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities are subject to greater risk of default and of insolvency or bankruptcy of the issuer than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade securities may depress prices and diminish liquidity for such securities. The market for below investment-grade securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, the Fund may incur additional expenses if a holding defaults and the Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

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Indexing Strategy/Index Tracking Risk. The Fund is managed with an indexing investment strategy for certain sub-asset classes, attempting to track the performance of unmanaged indices of securities. The Fund will seek to replicate index returns, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the index as long as the security is part of the index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index for a number of reasons. For example, the return on the sample of securities purchased by the Fund (or the return on securities not included in the Index) to replicate the performance of the Index may not correlate precisely with the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index. Changes in the composition of the index and regulatory requirements also may impact the Fund’s ability to match the return of the index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the index in which the Fund may invest. Application of such screens or techniques may result in investment performance below that of the index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.

Interest Rate Risk. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price.

Short-term and long-term interest rates may not move the same amount and may not move in the same direction. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments. More generally, changes in market conditions and governmental action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance. Substantial redemptions from bond and other income funds may worsen that impact. Dividend paying and other types of equity securities also may be adversely affected from an increase in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, then the Fund might have to reinvest the proceeds in an investment offering a lower yield and might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates. When interest rates decline, the income received by the Fund may decline, and the Fund’s yield may also decline.

Liquidity Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. In addition, liquidity risk can increase as a result of unusually high redemption requests, redemption requests by certain large shareholders (such as institutional investors), or other market conditions that may make it difficult for the Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

In compliance with the SEC’s new liquidity risk management rule applicable to open-end mutual funds, the Fund recently established a liquidity risk management program. The rule’s impact on the Fund, and on the open-end fund industry in general, is not yet fully known, but the rule could affect the Fund’s performance and its ability to achieve its investment objectives. While the liquidity risk management program attempts to assess

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and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund’s investments.

Management Risk. The Fund is subject to management risk to the extent it is an actively managed investment portfolio. SSGA FM and the Fund’s portfolio managers will apply investment techniques and risk analysis in making investment decisions for the Fund but there can be no guarantee that these decisions will produce the desired results. There also can be no assurance that all of the personnel of SSGA FM will continue to be associated with SSGA FM for any length of time. The loss of services of one or more key employees of SSGA FM could have an adverse impact on the Fund’s ability to realize its investment objective. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause SSGA FM to restrict or prohibit participation in certain investments.

Modeling Risk. The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.

Mortgage-Backed Securities Risk. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk and liquidity risk.

Municipal Obligations Risk. Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to federal alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured, which is intended to guarantee the timely payment of interest and repayment of principal.

Prepayment Risk. Prices and yields of certain securities such as mortgage-backed securities and asset-backed securities assume the securities will be redeemed at a given time. When interest rates decline, such securities experience higher prepayments because the underlying mortgages or loans are repaid earlier than expected. The Fund’s portfolio managers may be forced to invest the proceeds from prepaid mortgage-backed securities or asset-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, such securities experience lower prepayments because borrowers are less likely to repay their loans. This typically reduces the value of the underlying securities.

REIT Risk. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain an exemption under the 1940 Act. For example, because the Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating in that a specific term and run the risk of liquidating at an economically inopportune time.

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Securities Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity or equity-related securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities. Securities market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity.

Sovereign Debt Obligations Risk. Investments in debt securities issued by sovereign entities involve the risk that the sovereign entities responsible for repayment may be unable or unwilling to repay principal and pay interest in a timely manner. A sovereign entity’s willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject. A sovereign entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many foreign (non-U.S.) governments, including their agencies or instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by sovereign entities in emerging countries.

Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

Large-Cap Company Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited managerial and financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

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Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Treasury Inflation-Protected Securities Risk. Inflation-protected securities, such as TIPS, generally fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, an inflation protected security’s value will decrease when real interest rates rise and increase when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. During periods of “deflation,” the principal and income of an inflation protected security may decline in price, which could result in losses for the Fund. There can be no assurance that the inflation index used will accurately measure the price increase of a certain good or service. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in a calendar year.

U.S. Government Obligations Risk. The Fund may invest in debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so.

U.S. Government-sponsored enterprises are not funded

by Congressional appropriations, their securities are not

issued by the U.S. Treasury, they are not supported by

the full faith and credit of the U.S. Government, and they

involve increased credit risks. Certain governmental

entities have been subject to regulatory scrutiny

regarding their accounting policies and practices and

other concerns that may result in legislation, changes in

regulatory oversight and/or other consequences that

could adversely affect the credit quality, availability or

investment character of securities issued by these

entities. The value and liquidity of U.S. Government

securities may be affected adversely by changes in the

ratings of those securities. Investments in U.S.

Government securities are also subject to interest rate

risk and prepayment risk, and the risk that the value of

the securities will fluctuate in response to political,

market or economic developments. The downgrade in

the long-term U.S. credit rating by at least one major

rating agency has introduced greater uncertainty about

the ability of the U.S. to repay its obligations. A further

credit rating downgrade or a U.S. credit default could

decrease the value and increase the volatility of the Fund’s investments.

Valuation Risk. Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Calculating Share Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. Investors who purchase or redeem Fund shares on days when the Fund is holding “fair valued” securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not “fair valued” the holding(s) or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment, and the Fund may be particularly susceptible to the risks associated with fair valuation if the Fund holds a significant percentage of fair valued securities.

OTHER RISK CONSIDERATIONS

Conflicts of Interest Risk. An investment in the Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market

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generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.

The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.

The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.

Cyber Security and Disaster Recovery Risk. Information and technology systems relied upon by the Fund, the investment adviser, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the investment adviser, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, the investment adviser, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund.

Large Investor Risk. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. The Fund is subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. Large investor transactions may cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. In addition, such transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Investors may be materially affected by the actions of other large investors. For example, if a large investor withdraws an investment in the Fund, the Fund could diminish in size by a substantial amount causing the remaining investors to experience higher pro rata operating expenses, resulting in lower returns for such investors. The purchase or withdrawal by a large investor may result in significant portfolio trading expenses that are borne by other shareholders. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large investor, which could exacerbate any potential negative effects experienced by the Fund.

Lending Portfolio Securities Risk. Securities lending allows the Fund to retain ownership of the securities

25

loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. When securities are loaned, voting rights typically pass to the borrower. However, if SSGA FM determines that a proxy vote is materially important to the shareholders of the Fund and where it is feasible to recall the securities on a timely basis, SSGA FM may use its reasonable efforts to recall the loaned securities. SSGA FM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed to be in good standing and when, in SSGA FM’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market or other short-term investment fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund may invest cash collateral in another pooled investment vehicle advised by the Adviser.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid investments at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Repurchase Agreements Risk. The Fund may suffer a loss if the other party to the repurchase agreement transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Restricted Securities Risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protection requirements as publicly traded securities.

Reverse Repurchase Agreements Risk. A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

DISCLOSURE OF PORTFOLIO HOLDINGS

SSGA FM has adopted policies and procedures to protect the Fund’s portfolio information and to prevent the misuse of that information by a third party. SSGA FM limits disclosure of portfolio information to situations it believes will not result in material harm to or disadvantage investors in the Fund. The Fund will generally disclose on its website (www.ssga.com/geam) the complete list of month-end portfolio holdings for the Fund, 30 days after the end of each month. Top 10 portfolio holdings and portfolio characteristics (such as sector and regional weightings) are generally posted monthly for the Fund, 15 days after the end of each month. A description of the Fund’s policies and procedures relating to the disclosure of portfolio holdings is available in the Fund’s SAI.

ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADMINISTRATOR

SSGA FM serves as the investment adviser and administrator to the Fund and, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund’s assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world’s largest institutional money managers and the investment management arm of State

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Street Corporation. As of December 31, 2018, SSGA FM managed approximately $452.10 billion in assets and SSGA managed approximately $2.51 trillion in assets. The Adviser’s principal business address is One Iron Street, Boston, Massachusetts 02210.

Under a separate sub-administration agreement, SSGA FM has delegated certain administrative functions to State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. State Street is a subsidiary of State Street Corporation. Under the sub-administration agreement, State Street performs certain back office services to support SSGA FM, including among other things, furnishing financial and performance information about the Fund for inclusion in regulatory filings and Board and shareholder reports; preparing regulatory filings, Board materials and tax returns; performing expense and budgeting functions; performing tax compliance testing; and maintaining books and records. State Street also serves as custodian and accounting agent for the Fund for a separate fee that is paid by the Fund.

Management Fee:

The Fund pays SSGA FM a combined fee for advisory and administrative services that is accrued daily and paid monthly (“Management Fee”).

For the fiscal year ended December 31, 2018, the Fund paid SSGA FM the following Management Fee as a percentage of average net assets:

Total Return Fund	0.35%

From time to time, SSGA FM may waive or reimburse the Management Fee paid by the Fund.

BOARD OF DIRECTORS’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Fund’s semi-annual report to shareholders for the period ended June 30, 2018 contains a discussion regarding the basis for the Board’s approval of the investment advisory and administration agreement with SSGA FM.

MANAGER OF MANAGERS STRUCTURE

SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Directors, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Board, for overseeing any sub-advisers to the Fund and recommending to the Board their hiring, termination, or replacement. The SEC order also permits the Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Fund also requires prior shareholder approval, which has been obtained for the Fund.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM’s responsibilities to the Fund, including SSGA FM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

ABOUT THE PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Fund generally have final authority over all aspects of their portions of the Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the Fund followed by biographical information for each portfolio manager.

Portfolio Management Team

The Fund is managed by a team of portfolio managers that includes Michael Martel and Jeremiah Holly. Messrs. Martel and Holly have full discretion in determining asset allocations for the Fund. Each of the various asset classes of the Fund are advised by SSGA FM. In addition to having full discretion over asset allocation, Messrs. Martel and Holly may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and ETFs, including ETFs advised by SSGA FM or its affiliates as well as those managed by unaffiliated investment managers.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the Fund’s investments. The portfolio managers may change from time to time. The SAI

27

provides the following additional information about each portfolio manager: (i) the portfolio manager’s compensation; (ii) other accounts managed by the portfolio manager; and (iii) the portfolio manager’s ownership of shares of the Fund he/she manages, if any.

Jeremiah Holly, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Investment Solutions Group (ISG). In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and derivatives-based overlay strategies. He is actively involved in the investment research that underpins the team’s views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Prior to joining SSGA in 2005, Mr. Holly worked as a research analyst at Chmura Economics & Analytics, an economic research firm in Richmond, Virginia. Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and CFA Institute. He also serves on the Board of Directors for Tutoring Plus of Cambridge, a nonprofit tutoring and mentoring organization based in Cambridge, MA.

Michael Martel is a Managing Director of SSGA and the Adviser and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

OTHER INFORMATION

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with SSGA FM or other parties who provide services to the Fund.

SHARES OF THE FUND

INVESTOR SERVICE PLAN

The Company has adopted an Investor Service Plan with respect to Class 3 shares of the Fund. Under the Investor Service Plan, the Company may, on behalf of the Fund, compensate a life insurance company issuing variable annuity contracts and variable life insurance contracts (variable contracts) that offer shares of the Fund as an investment option, a third-party administrator for such insurance company, a retirement plan record keeper or administrator, or a transfer agent for certain services provided to owners of such variable contracts. The amount of compensation paid under the Investor Service Plan by the Fund may not exceed the annual rate of 0.20% of the average daily net assets of the Fund attributable to Class 3 shares. The Investor Service Plan continues in effect with respect to the Fund from year to year so long as such continuance is approved annually by the Board. For more information about this Investor Service Plan, please see the SAI for the Fund.

DISTRIBUTION AND SERVICE (12B-1) PLAN

The Company has adopted a Distribution and Service (12b-1) Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act, with respect to Class 3 shares of the Fund. Under the 12b-1 Plan for Class 3 shares, payments made under the Class 3 Investor Service Plan are covered in the event, and to the extent, that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) is the distributor of shares of the Fund.

For more information about the 12b-1 Plan, please see the SAI for the Fund.

OTHER COMPENSATION ARRANGEMENTS

SSGA FM and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay various amounts of additional compensation to certain insurance companies whose separate accounts invest in shares of the Fund or to distributors of variable contracts, for selling or servicing Fund shares. This additional compensation constitutes payments over and above other types of shareholder servicing and distribution payments described elsewhere in the Prospectus. Firms that receive these payments may be affiliated with SSGA FM.

SSGA FM does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers, in connection with any Fund’s portfolio transactions in consideration of sales of Fund shares.

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These payments may relate to selling and/or servicing activities such as maintaining accounts for, and communicating with, owners of variable annuity and variable life insurance contracts; aggregating, netting and transmission of orders; generating sales and other informational materials; individual or broad based marketing and sales activities; conferences; retention of assets; new sales of Fund shares and a wide range of other activities. The amount of such payments generally vary, and can include various initial and ongoing payments.

SSGA FM and its affiliates also may pay financial consultants for products and/or services such as: (1) performance analytical software, (2) attendance at, or sponsorship of, professional conferences, (3) product evaluations and other types of investment consulting, and (4) asset-liability studies and other types of retirement plan consulting. SSGA FM and its affiliates may provide non-cash compensation to such recipients including occasional gifts, meals, or other entertainment.

These activities may create, or could be viewed as creating, an incentive for such financial consultants (or their employees or associated persons) to recommend the Fund as an investment option under variable contracts.

Insurance companies sponsoring Accounts, distributors of variable contracts issued in connection with such Accounts, and financial consultants (including those affiliated with SSGA FM) that receive these various types of payments may have a conflict of interest in promoting the Fund rather than other mutual funds available under a variable contract as an investment option, particularly if these payments exceed amounts paid by affiliated persons of such other mutual funds.

For more information about such payments, prospective owners of variable contracts should refer to the prospectus or other disclosure document for their contract or contact the broker-dealer selling the contract.

DISTRIBUTION OF SHARES

The Company does not offer its shares of capital stock directly to the general public. The Company currently offers shares of each class of its capital stock only to separate accounts (“Accounts”) of various life insurance companies as funding vehicles for certain variable contracts issued through the Accounts by such life insurance companies. Some of the Accounts currently are registered investment companies with the SEC. When shares of the Company are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular Account and variable contract being offered through that Account will accompany this Prospectus. When shares of the Company are offered as a funding vehicle for those variable contracts that are offered through the Account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing that Account and the variable contracts being offered through that Account will accompany this Prospectus. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

The Company does not provide investment advice. You should contact your financial advisor for advice regarding selection of the Fund.

The Company currently offers two share classes of the Fund as investment options for variable contracts — Class 1 and Class 3. This prospectus only offers Class 3 shares of the Fund. Class 1 shares of the Fund are offered through a separate prospectus.

Shares of the Fund are sold in a continuous offering to the Accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the Accounts, and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The Accounts purchase and redeem shares of the Fund for their sub-accounts at a NAV without sales or redemption charges.

The Company has entered into an agreement with the life insurance company sponsor of each Account (a “Participation Agreement”) setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. In the event that the Company offers shares of the Fund to a qualified pension and retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of the Company’s current Participation Agreements (which do not differ materially from one another).

PURCHASE AND REDEMPTION OF SHARES

For each day on which the Fund’s NAV is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Fund any orders to purchase or redeem shares of the Fund based on the instructions of plan trustees or participants. The Account purchases or redeems shares of the Fund at the Fund’s NAV per share calculated as of the day the Company receives the order, although such purchases and redemptions may be executed the next morning.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable

29

life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Fund. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the Board monitors the Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, the life insurers investing in the Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts might be required to withdraw its investment in the Fund or it may substitute shares of the Fund for another. This might force the Fund to sell its portfolio securities at a disadvantageous price.

The Company may reject any order to purchase shares of the Fund for any reason or no reason without prior notice.

HOW TO RECEIVE REDEMPTION PROCEEDS.

Regardless of the method the Funds use to make a redemption payment, except as noted below, the Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The Fund reserves the right to pay for redeemed shares within seven days after receipt of a proper notice of redemption if, in the judgement of SSGA FM, an earlier payment could adversely affect the Fund. The Fund reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days when permitted by applicable laws and regulations.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including the Fund’s line of credit, which is shared across all funds advised by SSGA FM other than money market funds) that may be available from time to time. During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving an Account securities.

REDEMPTIONS IN KIND

For redemption requests that exceed $250,000 or 1% of the Fund’s net assets, the Fund may require that an Account take a “redemption in kind” upon redemption and may give such Account portfolio securities instead of cash proceeds. In the event the Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations including odd-lot amounts of securities and securities subject to transfer restrictions.

FREQUENT TRADING LIMITS

Frequent, short-term trading, abusive trading practices and market timing (collectively, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Fund. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of the Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into the Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. The Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of the Fund, be blocked from making additional purchases or exchanges in the Fund for a period of time. The Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.

The Board has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Fund reserves the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.

As a means to protect the Fund and its shareholders from Excessive Trading:

•

The Fund’s transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;

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•

The Fund’s distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the Fund regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Fund against harmful short-term trading; and

•

With respect to the Fund’s investments in securities that trade on foreign markets, pursuant to the Fund’s fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

The Fund’s distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the Fund’s transfer agent.

While the Fund attempts to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Fund recognizes that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Fund or its shareholders.

The Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.

CONTRACT OWNER VOTING RIGHTS

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring an Account holding shares of the Fund vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except:

(1)

as to matters where the interests of the Fund differ from the interests of the Company’s other Funds (such as approval of an investment advisory agreement or a change in the Fund’s fundamental investment policies). In such a case, the voting is on a Fund-by-Fund basis.

(2)

as to matters where the interests of one class of the Fund’s shares differ from the interests of the Fund’s other classes (such as approving a material change in the 12b-1 Plan). In such a case, the voting is on a class-by-class basis.

Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Shares held in the name of the insurance company sponsors and their affiliates for their own benefit will also be voted in the same proportion as the shares for which voting instructions have been received.

PLAN PARTICIPANT VOTING RIGHTS

If Fund shares are sold directly to qualified pension and retirement plans, and a shareholder vote is required under the 1940 Act, plan trustees would be expected to vote Fund shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans, depending on plan requirements.

DIVIDENDS, CAPITAL GAINS AND OTHER TAX INFORMATION

DIVIDEND AND CAPITAL GAINS DISTRIBUTION

The Fund intends to distribute substantially all of its net investment income annually. The Fund also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by the Fund are reinvested in shares of the same class of the Fund at the Fund’s NAV. The dividends and distributions are made to the Accounts, not to contract owners.

TAXES

For federal income tax purposes, the Fund is treated as a separate entity. The Fund has elected and intends to qualify each year as a “regulated investment company” under the Code. By so qualifying, the Fund is not subject to federal income taxes to the extent that all of its net investment income and net realized capital gains are distributed to the Accounts or to qualified pension and retirement plans.

Since the Accounts are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract. For more information about the taxes of the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

INACTIVE ACCOUNTS

The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements, which may include a period of no activity within your account. If the Fund is unable to establish contact with an investor, it will determine whether the investor’s account can legally be considered abandoned and required to be escheated. The investor’s last known address of record determines which state has jurisdiction.

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In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact 1-800-242-0134 to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares.

CALCULATING SHARE VALUE

The Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in the Fund. The NAV of each class of the Fund’s shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when the Fund does not price its shares. Consequently, the NAV of the Fund’s shares may change on days when shareholders are not able to purchase or redeem the Fund’s shares. Purchase and redemption orders for Fund shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. The Fund values each security or other investment pursuant to guidelines adopted by the Board. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years. Financial performance does not reflect the fees or charges imposed by the Accounts, and if these fees and charges were included, total return figures would be lower.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information, except as noted below, has been derived from the Fund’s financial statements. The financial statements for the fiscal years ended December 31, 2014 and 2015 were audited by the Fund’s prior independent registered public accounting firm. The financial statements for the fiscal years ended December 31, 2016, 2017 and 2018 have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

32

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	State Street Total Return V.I.S. Fund
	Class 3
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15*	Year Ended 12/31/14*
Inception date	—	—	—	—	5/1/06
Net asset value, beginning of period	$19.88	$18.03	$17.61	$18.75	$18.65

Income/(loss) from investment operations:
Net investment income	0.35 (a)	0.31 (a)	0.30	0.27	0.28
Net realized and unrealized gains/(losses) on investments	(1.69)	2.44	0.77	(0.51)	0.67

Total income/(loss) from investment operations	(1.34)	2.75	1.07	(0.24)	0.95

Less distributions from:
Net investment income	0.39	0.35	0.30	0.30	0.29
Net realized gains	4.14	0.55	0.35	0.60	0.56

Total distributions	4.53	0.90	0.65	0.90	0.85

Net asset value, end of period	$14.01	$19.88	$18.03	$17.61	$18.75

Total Return(b)	(6.61)%	15.26%	6.08%	(1.34)%	5.07%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,165,809	$1,464,061	$1,508,428	$1,633,723	$1,842,997
Ratios to average net assets:
Net expenses(d)	0.87%	0.87%	0.85%	0.86%	0.87	%(c)
Gross expenses(d)	0.87%	0.87%	0.85%	0.86%	0.87%
Net investment income	1.76%	1.59%	1.60%	1.31%	1.40%
Portfolio turnover rate	97%	15%	45%	70%	78%

Notes to Financial Highlights

(a)	Per share values have been calculated using the average shares method.

(b)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(d)	Ratios may not correlate to the Annual Fund Operating Expenses table due to Acquired Fund Fees and Expenses.

*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

33

IF YOU WISH TO KNOW MORE

You will find additional information about the State Street Variable Insurance Series Funds, Inc. in the following documents:

Statement of Additional Information (“SAI”): The SAI contains additional information about the Fund and its investment strategies and policies and is incorporated by reference and is legally considered part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Fund’s investments is available in the State Street Variable Insurance Series Funds, Inc. annual and semi-annual reports to shareholders. In these annual reports you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

You may obtain a free copy of the SAI or the Fund’s Annual/Semi-Annual Report and make shareholder inquiries by contacting:

State Street Variable Insurance Series Funds, Inc.

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone 1-800-242-0134

Website http://www.ssga.com/geam/prospectus

INVESTMENT ADVISER

SSGA Funds Management, Inc.

TRANSFER AGENT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

State Street Global Advisors Funds Distributors, LLC

Member FINRA/SIPC

This Prospectus must be read along with the current prospectus for the variable annuity contract or variable life insurance policy being applied for.

SSVIS-TOTAL-3 (05/19)	Investment Company Act file number: 811-04041

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

For information, call 1-800-242-0134

Class 1
Equity Funds
State Street U.S. Equity V.I.S. Fund	SSUSX
State Street S&P 500 Index V.I.S. Fund	SSSPX
State Street Premier Growth Equity V.I.S. Fund	SPGSX
State Street Small-Cap Equity V.I.S. Fund	SSSEX

Class 1
Income Fund
State Street Income V.I.S. Fund	SSIMX

	Class 1	Class 3
Asset Allocation Fund
State Street Total Return V.I.S. Fund	SSTIX	SSTTX

Class 1
Other Funds
State Street Real Estate Securities V.I.S. Fund	SSRSX

This Statement of Additional Information (“SAI”) supplements the information contained in the statutory prospectuses of State Street Variable Insurance Series Funds, Inc. (the “Company ”) dated May 1, 2019, each as may be revised from time to time (each, a “Prospectus”), and should be read in conjunction with each Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into each Prospectus. Copies of each Prospectus describing each series of the Company listed above (each, a “Fund” and collectively, the “Funds”) may be obtained without charge by calling the Company at the toll-free telephone number listed above.

The Company’s financial statements for the fiscal year ended December 31, 2018, and the Independent Registered Public Accounting Firm’s Report thereon, are incorporated herein by reference to the Company’s Annual Report dated December 31, 2018. Copies of the Annual Report may be obtained without charge by calling the Company at the toll-free telephone number listed above. Terms that are defined in the Prospectuses shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS AND PORTFOLIO HOLDINGS

This section supplements the information contained in the Prospectuses concerning the investment objectives and principal investment strategies and risks of the following open-end funds, each of which is classified as “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”): the State Street U.S. Equity V.I.S. Fund (the “U.S. Equity Fund”), the State Street S&P 500 Index V.I.S. Fund (the “S&P 500 Index Fund”)1, the State Street Premier Growth Equity V.I.S. Fund (the “Premier Growth Equity Fund”), the State Street Small-Cap Equity V.I.S. Fund (the “Small-Cap Equity Fund”), the State Street Income V.I.S. Fund (the “Income Fund”), the State Street Total Return V.I.S. Fund (the “Total Return Fund”) and the State Street Real Estate Securities V.I.S. Fund (the “Real Estate Securities Fund”).

The investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund, are not fundamental and may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

There can be no assurance that any Fund will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio managers to make changes in the composition of a Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in the value of the securities. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities or real estate securities.

[1]

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates, and has been licensed for use by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). “S&P,” “Standard & Poor’s,” and “S&P 500” are registered trademarks of Standard and Poor’s Financial Services LLC, a division of S&P Global, and have been licensed for use by S&P Dow Jones Indices LLC and sub-licensed for use by the Adviser. Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. The S&P 500 Index Fund is not sponsored, endorsed, sold or marketed by S&P Dow Jones Indices LLC, Dow Jones, Standard and Poor’s Financial Services LLC, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general market performance. S&P Dow Jones Indices licenses to the Adviser the S&P 500® Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment or tax advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Investment Objectives and Principal Strategies and Risks

U.S. Equity Fund. The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks. The Fund considers a U.S. company to be a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.

S&P 500 Index Fund. The investment objectives of the S&P 500 Index Fund are growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Index. The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover. The portfolio managers attempt to achieve a correlation between the Fund’s total return and that of the S&P 500® Index of at least 0.95, without taking expenses into account.

Premier Growth Equity Fund. The investment objective of the Premier Growth Equity Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with market capitalizations of $2 billion or more) that the portfolio managers believe have above-average growth histories and/or growth potential.

Small-Cap Equity Fund. The investment objective of the Small-Cap Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of initial investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund defines a small-cap company as one with a market capitalization that, at the time of initial investment, falls between (a) the market capitalization of the smallest company in the Russell 2000® Index and (b) either the larger of the market capitalization of the largest company in the Russell 2000® Index or $3.0 billion. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles. The portfolio management team of the Fund’s Adviser, SSGA FM, will allocate the Fund’s assets among the sub-advisers to maintain exposure to a combination of investment styles, but may have larger allocations to certain sub-advisers based on its assessment of the potential for better performance or to address capacity constraints of a particular sub-adviser, among other reasons. As a result, this orientation will typically produce a portfolio that does not materially favor value or growth style investing and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Income Fund. The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

Total Return Fund. The Fund seeks to achieve its investment objective by constructing a broadly diversified portfolio that provides exposure to three primary asset classes either directly or indirectly through investment in exchange-traded funds (“ETFs”) including ETFs that pay fees to SSGA FM, the Fund’s investment adviser, and its affiliates for management, marketing or other services: (1) U.S. and foreign (non-U.S.) equity securities (the “Equity Class”); (2) U.S. and foreign (non-U.S.) debt securities (the “Fixed Income Class”); and (3) alternative-style investments (the “Alternative Class”). SSGA FM, the Fund’s investment adviser, allocates the Fund’s assets among a variety of sub-asset classes in proportions consistent with the potential returns and risks of each sub-asset class as well as the allocations that, in SSGA FM’s view, will best meet the Fund’s investment objective. Under normal circumstances, the Fund anticipates maintaining an overall strategic target allocation range of 45-65% of its assets in the Equity Class, 30-50% of its assets in the Fixed Income Class and 3-15% of its assets in the Alternative Class. In addition, SSGA FM may from time to time make tactical adjustments to the Fund’s allocation to a particular sub-asset class to pursue short to intermediate term opportunities based on a broad range of market and economic conditions and a combination of quantitative and fundamental inputs.

Real Estate Securities Fund. The investment objective of the Real Estate Securities Fund is maximum total return through current income and capital appreciation. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities (such as common and preferred stocks) and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

The Real Estate Securities Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

* * * * * * * * * * * *

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks associated with those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies or techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective(s).

The following tables summarize the investment techniques that may be employed by the Funds. Certain techniques and limitations may be changed at the discretion of SSGA FM and in some cases subject to the approval by the Board. Unless otherwise noted, percentage figures refer to the percentage of a Fund’s total assets (including any borrowings) that may be invested in accordance with the indicated techniques. The percentage limitations on Fund investments listed below typically will apply at the time of investment. Thus, a Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

	Borrowing Limit	Repurchase Agreements	Reverse Repurchase Agreements	Restricted Securities and Illiquid Investments	Structured and Indexed Securities	Options	Securities Index Options
U.S. Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
S&P 500 Index Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Premier Growth Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Small-Cap Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Income Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes
Total Return Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes
Real Estate Securities Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes

	Futures Contracts and Options on Futures Contracts	Forward Contracts	Interest- Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities (High Yield Securities)	Maximum Investment in Foreign Securities	When-Issued and Delayed Delivery Securities
U.S. Equity Fund	Yes	Yes	No	Yes	20%[1]	5%	15%[2]	Yes
S&P 500 Index Fund	Yes	No	No	No	20%[1]	None	35%[2]	Yes
Premier Growth Equity Fund	Yes	Yes	No	Yes	20%[1]	5%	25%[2]	Yes
Small-Cap Equity Fund	Yes	Yes	No	Yes	20%[1]	10%	10%[2]	Yes
Income Fund	Yes	Yes	Yes	Yes	100% (maximum of 45% in BBB or below by S&P or Baa or below by Moody’s Investor Services, Inc. (“Moody’s”) or of comparable quality)	20%	35%[2]	Yes
Total Return Fund	Yes	Yes	Yes	Yes	80%[1]	50%	70%[2]	Yes
Real Estate Securities Fund	Yes	No	No	No	100%[1]	35%	20%[2]	Yes

[1]	This percentage figure refers to the percentage of the applicable Fund’s net assets (plus any borrowings for investment purposes).

[2]

This limitation excludes: American Depositary Receipts (“ADRs”); securities of a foreign issuer with a class of securities registered with the U.S. Securities and Exchange Commission (the “SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer.

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations
U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
S&P 500 Index Fund	Yes	Yes	No	Yes	Yes	No	Yes	No
Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Small-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Income Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Total Return Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Real Estate Securities Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

*	This limitation excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligation Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including Collateralized Mortgage Obligations (“CMOs”)	Government Stripped Mortgage Related Securities	Asset- Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
U.S. Equity Fund	Yes	No	No	No	No	No	No	Yes
S&P 500 Index Fund	No	No	No	No	No	No	No	Yes
Premier Growth Equity Fund	No	No	No	No	No	No	No	Yes
Small-Cap Equity Fund	No	No	No	No	No	No	No	Yes
Income Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Total Return Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Real Estate Securities Fund	No	No	No	Yes	Yes	Yes	Yes	Yes

Money Market Instruments. Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities with maturities of one year or less. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) U.S. Government securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers, and (vii) repurchase agreements

Each Fund may also invest indirectly in money market instruments through investments in money market fund(s) managed by SSGA FM, which generally would be used to invest a Fund’s cash balance, as well as the cash balances of other non-money market investment companies managed by SSGA FM.

U.S. Government Securities. Each of the Funds may invest in the following types of U.S. Government securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration (“FHA”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the U.S. Government securities that may be held by the Funds are instruments that are backed by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency

(“FHFA”) acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support. Other securities issued by a Government agency or related entity also may be considered U.S. Government securities even though they are considered derivative instruments or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio managers determine that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, U.S. Government securities serving as collateral for that repurchase agreement means only those types of U.S. Government securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.

Cash and Temporary Defensive Positions. During periods when a Fund’s portfolio managers believe there are adverse or unstable market, economic, political or currency conditions domestically or abroad, or abnormal circumstances, such as large cash inflows or anticipated redemptions, the portfolio managers may assume, on behalf of a Fund, other than the S&P 500 Index Fund, a temporary defensive posture and (i) without limitation hold cash or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio managers to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses, and (iv) during a Fund restructuring. A Fund may also hold cash under circumstances where the liquidation of a Fund has been approved by the Board and therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. To the extent that a Fund holds cash, it may be unable to pursue or achieve its investment objective(s).

Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations (“NRSROs”) such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio managers as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio managers also rely upon their own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, the portfolio managers will consider the event in their determination of whether the Fund should continue to hold the securities. To the extent that an NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Company’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value (“NAV”).

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life, and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to a CMO or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Further, if a Fund purchases asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Mortgage Related Securities. Each Fund may invest in mortgage related securities, which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government related organizations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation charted by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the FHFA acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The role of these entities could be significantly reduced or eliminated. In 2013, two bills were introduced into Congress that would reduce or eliminate the role of Fannie Mae and Freddie Mac in the secondary mortgage market. Elimination of the traditional roles of Fannie Mae and Freddie Mac, reduction of their activities, limitation of financing support or access to borrowing arrangements, or any other significant adverse change in their financial condition, could affect the value of the securities which they guarantee.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio managers assess new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayments of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income-securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Certain Funds may enter into transactions involving mortgage-backed securities in the “to be announced” (“TBA”) market. As with other delayed-delivery transactions, in the TBA market, the seller agrees to deliver to a buyer mortgage-backed securities for an agreed upon price on an agreed upon date. However, at the time of the transaction, the seller makes no guarantee as to which or how many securities are to be delivered and the buyer agrees to accept any mortgage-backed securities that meet specified terms. For example, the buyer and the seller might agree upon the interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before the TBA mortgage-backed securities are issued. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) will impose mandatory margin requirements for “Covered Agency Transactions,” which include TBA Transactions, certain transactions in pass-through mortgage-backed securities or small-business administration-backed asset-backed securities and transactions in collateralized mortgage obligations, in each case where such transactions have delayed contractual settlement dates of a specified period. There are limited exceptions to these margin requirements. Covered Agency Transactions historically have not been required to be collateralized. The collateralization of Covered Agency Transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity. In addition to the risks described above and the risk that the underlying mortgages may be less favorable than anticipated by a Fund, investments in TBA mortgage-backed securities are also subject to the risks described later in this SAI under “Derivative Instruments” and “When-Issued and Delayed-Delivery Securities.”

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by Ginnie Mae, Freddie Mac or Fannie Mae. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when SSGA FM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by the government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an over-the-counter (“OTC”) market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade in a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market exists for the securities at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate Freddie Mac and Fannie Mae mortgage certificates that meet certain liquidity criteria established by the Board, the Funds treat government stripped mortgage related securities as illiquid and will limit each of these Funds’ investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Adjustable Rate Mortgage Related Securities. Certain Funds may invest in adjustable rate mortgage related securities (“ARMs”). ARMs have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ NAVs may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized Mortgage Obligations. Certain Funds may invest in CMOs. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio managers, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Ginnie Mae Certificates. Ginnie Mae Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the FHA or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by Ginnie Mae, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. Ginnie Mae guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S.

Government. Ginnie Mae Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. Ginnie Mae Certificates are called “pass-through” certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of Ginnie Mae Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the Ginnie Mae Certificate.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Real Estate and Real Estate Related Investments. The Real Estate Securities Fund generally invests in common stocks but may also, without limitation, invest in preferred stocks and debt securities of issuers principally engaged in or related to the real estate industry as well as publicly traded limited partnerships related to the real estate industry. An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets (marked-to-market), gross income, or net profits are attributable to development, ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity real estate investment trusts (“REITs”) (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, companies that manage real estate and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers outside the real estate industry, including all securities and other investments that the Fund may invest in, such as debt securities and convertible preferred stock and convertible debt securities rated less than BBB by S&P or Baa by Moody’s. If held in the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. Lower-rated debt securities and their attendant risks are described in “Investment Strategies and Risks” in this SAI. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in “Investment Strategies and Risks” in this SAI.

There are significant risks inherent in the investment objective and policies of the Real Estate Securities Fund. Because of its strategy of investing in, among other things, the securities of issuers that develop, own, construct, manage, or sell residential, commercial, or industrial real estate, it is subject to all of the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks. Likewise, because of its objective of investing in the securities of issuers whose products and services are related to the real estate industry, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

Because the Real Estate Securities Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status as a regulated investment company. See “Dividends, Distributions and Taxes.”

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. The Total Return Fund allocates a portion of its assets to investments in REITs. See “Investment Strategies and Risks” in this SAI for more information about REITs.

Investments in Physical Commodities. Each Fund may invest directly and indirectly in physical commodities, and in companies that engage in businesses related to physical commodities such as mining, exploration, transportation, storage, processing and trading. Examples of typical physical commodities include gold and other precious metals, raw materials, agricultural products, and energy resources including oil and natural gas. Physical commodities often experience sharp price volatility as a result of a number of domestic and global factors including resource availability, fluctuations in supply and demand and in market perceptions of the same, economic cycles, speculation in commodities and manipulation of certain commodities markets. In addition, economic factors such as changes in interest rates, currency fluctuations, and changes in inflation or expectations of future inflation movements can impact prices of physical commodities. Furthermore, physical commodities are also subject to geopolitical factors including political upheaval and wars, social and economic conditions within commodity producing countries, government regulation of the production and sale of commodities (including restrictions on private or foreign ownership or development of commodities), and general trade or currency restrictions between countries.

Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by SSGA FM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. SSGA FM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.

A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Each Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, U.S. Government securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Company’s custodian or a designated sub-custodian.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted Securities and Other Illiquid Investments. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. No Fund will acquire any security or other investment if, as a result, more than 15% of its net assets (taken at market value), would be invested in illiquid investments that are assets. For purposes of this restriction, an illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain OTC option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities.

A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities are not, however, considered illiquid if they are determined to be liquid by SSGA FM in accordance with the Funds’ liquidity risk management program. Such a determination might be made, for example, if the securities are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). The Funds may invest in restricted securities, except that the Small-Cap Equity Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities (for purposes of this restriction on the Small-Cap Equity Fund, restricted securities do not include Rule 144A Securities that have been determined to be liquid in accordance with the Funds’ liquidity risk management program). To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund’s holdings of those securities may become illiquid. Purchases by these Funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that SSGA FM deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. Each Fund may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless SSGA FM (pursuant to the Funds’ liquidity risk management program) determines on an ongoing basis that a liquid trading market exists for the securities in question. A Fund’s purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. There can be no assurance that a liquid trading market will exist at any time for any particular Rule 144A Security.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis (e.g., TBA mortgage-backed securities), in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery by and payment to the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued or delayed-delivery purchase commitments will be segregated with the Company’s custodian, or with a designated sub-custodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund’s NAV.

When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. An investment by the Small-Cap Equity Fund in warrants valued at the lower of cost or market may not exceed 5% of the value of the Fund’s net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Foreign Investments. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (the “NYSE”) (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

Foreign Government Securities. Each Fund may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

Investing in Europe. The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other Eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

In June 2016, citizens of the United Kingdom (“UK”) voted to withdraw from the EU (referred to as “Brexit”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiations on the terms of Brexit. In November 2017, the EU presented the UK with a divorce bill which would require the UK to pay financial settlements to the EU. The final amount of the required payments, which are estimated to be in the billions, and the timing of the payments, are yet to be decided. The full consequences of Brexit remain unclear, particularly the timeline of the withdrawal process and the outcome of continued negotiations of a new economic and overall relationship between the UK and the EU. Brexit may have a significant impact on the economies of the UK and Europe as well as the broader global economy, which may cause increased volatility and illiquidity in global financial markets, and potentially lower economic growth in these and other markets. In addition, Brexit may cause other member states to contemplate withdrawing from the EU, which would likely prolong political and economic instability in the region and cause additional market disruption. These developments could result in losses to the Funds, as there may be negative effects on the value of the Funds’ investments and/or on the Funds’ ability to enter into certain transactions or value certain investments.

Japanese Investments. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. The nuclear power plant catastrophe in Japan in March 2011 may have short- and long-term effects on the Japanese economy and its nuclear energy industry. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy.

Technology Sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Depositary Receipts. Each Fund may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Supranational Agencies. Each Fund, except the S&P 500 Index Fund, may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank, which was chartered to finance development projects in developing member countries), the European Union, which is a twenty-eight-nation organization engaged in cooperative economic activities and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not supported, directly or indirectly, by the U.S. Government.

Emerging Markets. Each Fund may invest a portion of its assets in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Fund may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Fund to invest in securities of certain issuers located in those countries.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund’s assets consist of investments quoted or denominated in a particular currency, the Fund’s exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.

Forward Currency Transactions. Certain Funds may hold foreign currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities or holding foreign currency received in connection with investments in foreign securities when, in the judgment of the portfolio managers, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Funds will incur costs in connection with conversions between currencies. Certain Funds may, but are not required to, engage in currency exchange transactions, such as engaging in forward foreign currency exchange contracts (“forward currency contracts” or “forward contracts”) to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. A Fund also may purchase and sell forward contracts to seek to increase total return when the portfolio managers anticipate that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Fund. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into certain types of forward currency contracts subject to centralized clearing requiring deposits of collateral or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Company’s custodian or a designated sub-custodian in an amount equal to or exceeding the Fund’s commitment with respect to the contracts, marked-to-market daily.

In connection with the maturity of a forward currency contract, a Fund may (i) accept or make delivery of the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date, or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Company may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities the Fund intends to purchase. The Funds may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the portfolio managers determine that there is a pattern of correlation between the two currencies. Additionally, when the portfolio managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.

While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. Likewise, to the extent that the Total Return Fund enters into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio managers’ special skills and experience with respect to those instruments and will usually depend upon the portfolio managers’ ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio managers cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Natural Disasters. The Funds may invest in securities of a region that may be more susceptible to natural disasters (including earthquakes and tsunamis) or adverse changes in climate or weather. The risks of such phenomena and the resulting social, political, economic and environmental damage (including nuclear pollution) cannot be quantified. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

Derivative Instruments. Derivative instruments derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500® Index, or a rate, such as the London Interbank Offered Rate (“LIBOR”), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some forms of derivative instruments, such as exchange-traded futures and certain options, are traded on regulated exchanges. These types of derivative instruments are standardized contracts for which market quotations are published daily. Non-standardized derivative instruments, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain types of derivative instruments in which a Fund may invest are described more fully below, including swaps, options and futures contracts. While derivative instruments may be useful for investment and hedging, they also carry additional risks.

A Fund’s use of various investment techniques may involve derivative instruments. There is no guarantee that these techniques will work. A Fund may, but is not required to, use derivative instruments as a substitute for taking a long or short position in an underlying asset, to seek to increase returns, or as part of a hedging strategy, such as to “hedge” against fluctuations in the market value of the other securities in a Fund’s portfolio due to currency exchange rate fluctuations or other factors in the securities markets. Some derivative instruments have the effect of leverage on a Fund, meaning that a small investment in derivative instruments could have a potentially large impact on a Fund’s returns. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio managers are incorrect in their forecasts of security or market values, interest rates or currency exchange rates, as applicable, the investment performance of a Fund would be less favorable than it would have been if derivative instruments were not used. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative instrument held by a Fund for hedging purposes may not correlate with the Fund’s investments which are intended to be hedged, which could impact Fund performance. A Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by SSGA FM and the portfolio managers responsible for managing the Fund. Each Fund may purchase put and call options on securities, write covered put and call options on securities, purchase and write put and call options on securities indices, or enter into futures contracts or related options, and certain Funds may engage in interest-only swaps, interest rate swaps, index swaps and credit default swaps, purchase OTC options, engage in forward contracts and purchase and write put and call options on foreign currencies, as further described above and below. A Fund’s use of one or more of these techniques is also subject to the risks generally associated with investments in derivative instruments.

Purchasing Put and Call Options on Securities. Each Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the OTC market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices and options on foreign currencies will not exceed 20% of the Fund’s net assets.

Covered Option Writing. Each Fund may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, U.S. Government securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Company’s custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, U.S. Government securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Company’s custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Company’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the OTC market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. SSGA FM expects that the Funds will write options, other than those on U.S. Government securities, only on national securities exchanges. Options on U.S. Government securities may be written by the Funds in the OTC market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

No assurance can be given that a Fund will be able to effect closing purchase transactions at a desired time. The ability of a Fund to engage in closing purchase transactions with respect to options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and FINRA and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the portfolio managers. Successful use by a Fund of options will depend on the portfolio managers’ ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. Each Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the OTC market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio managers’ ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio managers desire that a Fund engage in such a transaction.

Interest-Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps. Certain Funds may invest in interest-only swaps, interest rate swaps, index swaps and credit default swaps. An interest-only swap is a synthetic total return swap index referencing the interest components of agency mortgage-backed securities pools. Interest-only swaps tend to be very sensitive to interest rate changes and can decline in value if prepayment rates become more rapid. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. In an index swap, a Fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse, with a Fund receiving interest payments from another party in exchange for movements in the total return of a specified index. Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio managers forecast those movements, a Fund could experience a higher or lower return than anticipated. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If a Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.

OTC Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures Contracts. Each Fund may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission (“CFTC”) or in the OTC market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The Funds are operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (the “CEA”), and therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds are limited in their ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles). Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (i) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments), or (ii) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Company’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the NAV of the Fund holding the options.

The use of futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Company intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. These Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call or put options on currency to seek to increase total return when the portfolio managers anticipate that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative.

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to a Fund. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower typically will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents to be approved by the Board who would administer the lending program for the Funds in accordance with guidelines to be approved by the Board. In such capacity, the lending agent would provide the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of a Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral (or the proceeds of its liquidation) or in recovering the loaned securities. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although a securities lending agent may agree to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price with guaranteed delivery provisions.

The Funds do not currently lend their portfolio securities.

Securities of Other Investment Companies. Each Fund may invest in other investment companies that invest principally in securities in which the Fund is authorized to invest, and as permitted by the 1940 Act, the rules thereunder and any exemptive relief therefrom. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. In addition, a Fund will be subject to those risks affecting the investment company, including the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid.

Certain investment companies in which a Fund may invest are advised by SSGA FM or an affiliate (“affiliated investment companies”). Under the 1940 Act and rules thereunder, a Fund may purchase shares of affiliated investment companies, subject to certain conditions. Because SSGA FM or its affiliates receive asset-based fees for providing services to affiliated investment companies, SSGA FM may face potential or actual conflicts of interest in selecting affiliated investment companies for investment by a Fund.

Exchange-Traded Funds and Other Index-Related Securities. Certain Funds may invest in ETFs, which are generally baskets of securities generally designed to track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts. These securities are generally considered to be investment companies for purposes of each Fund’s investment limitations. Investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares, an active trading market may not develop for the ETF’s shares and the listing exchange may halt trading of the ETF’s shares. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

A Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, a Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectuses and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Company nor the portfolio managers will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Company nor the portfolio managers can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Company nor the portfolio managers can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Company monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If legislation were enacted that would treat a type of Municipal Obligation as taxable for federal income tax purposes, the Company would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectuses.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Included among Municipal Obligations in which certain Funds may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio managers deem to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio managers to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio managers determine that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes, (ii) the number of dealers willing to purchase or sell the security, (iii) the willingness of dealers to undertake to make a market, (iv) the nature of the marketplace trades, and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the LIBOR. Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by SSGA FM for the purchase of debt securities. SSGA FM considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Company intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Short Sales Against the Box. Each Fund may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Swap transactions, futures contracts and other derivative-type instruments that reflect the equivalent of a short sale or a short position are not considered to be a short sale or short position for this purpose or for purposes of determining whether a short sale or position is considered to be “against the box.”

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. U.S. and non-U.S. government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law. The Dodd-Frank Act significantly impacts the financial services industry and includes provisions that regulate the operation of depository institutions and their holding companies. Among other things, the Dodd-Frank Act: (i) created the Consumer Financial Protection Bureau, an independent consumer watchdog agency housed within the Federal Reserve Board (“FRB”) with broad rulemaking authority to implement the consumer protection laws that apply to financial services providers and to prohibit “unfair, deceptive or abusive” acts or practices, (ii) granted to the U.S. Department of the Treasury, FDIC and the FRB broad new powers to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, (iii) established the Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury Department, (iv) restructured the federal regulatory jurisdiction over depository institutions and their holding companies, and abolished the Office of Thrift Supervision, (v) adopted new federal oversight of the insurance industry, (vi) adopted new standards and rules for the mortgage industry, (vii) adopted new bank, thrift and holding company regulation, (viii) adopted new federal regulation of the derivative instruments market, (ix) adopted the so-called “Volcker Rule,” substantially restricting proprietary trading by depository institutions and their holding companies, (x) imposed requirements for “funeral plans” by large, complex financial companies, (xi) established new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, (xii) established new regulation of interchange fees, (xiii) established new and enhanced compensation and corporate governance oversight for the financial services industry, (xiv) provided enhanced oversight of municipal securities, (xv) provided a specific framework for payment, clearing and settlement of swap agreements, (xvi) adopted new federal hedge fund regulation, (xvii) adopted new fiduciary duties and regulation of broker dealers, investment companies and investment advisers, (xviii) tasked the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, and (xix) significantly narrowed the scope of federal preemption for national banks and federal thrifts.

Since the enactment of the Dodd-Frank Act, the SEC, the CFTC and other federal regulators have adopted rules and regulations implementing provisions of the Dodd-Frank Act. While many rules have been adopted, a few are yet to be finalized. Some of those rules may have increased the complexity of managing the Funds or their investments and have reduced the liquidity of certain types of investments. Additional uncertainty and volatility may result from recent statements by political leaders about potential efforts to repeal portions of the Dodd-Frank Act and related rulemaking.

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the 1940 Act, such as the Funds. The new rule may impact the Funds’ performance and ability to achieve their respective investment objectives. SSGA FM continues to evaluate the potential impact of this new rule, which had an initial compliance date of December 1, 2018 for certain elements of the rule. Certain other elements of the rule have a compliance date of June 1, 2019.

Liquidation of Funds. Each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In the event the Board determines to liquidate a Fund, shareholders may be subject to adverse tax consequences. A shareholder would not be entitled to any refund or reimbursement of expenses incurred, directly or indirectly, by the shareholder (such as sales charges or fees and expenses) as a result of its investment in the Fund. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.

Operational Risk. A Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security includes both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption, and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to investment advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; legal fees; regulatory fines and penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of third party service provider to the Funds, trading counterparties or issuers in which a Fund may invest. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

Risks Associated with Investment in China A Shares

Special Risk Considerations of Investing in China. Certain Funds are expected to invest to a limited extent in the securities of Chinese companies, normally restricted to residents of the People’s Republic of China (commonly known as “A Shares” or “China A Shares”). Those Funds would invest in China A Shares through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (each a “Stock Connect” and together the “Stock Connects”) or other channels. Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, embargoes and other trade limitations, (xv) restrictions on foreign ownership, and (xvi) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Reduced liquidity may make an investment in China A Shares difficult to value accurately.

Stock Connect Investing Risk. China A Shares are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Funds, can invest in China A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs. A Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. A Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect a Fund’s investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to a Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for a Fund.

The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A Shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchanges becomes insolvent. Only certain China A Shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Portfolio Holdings

Introduction

The policies set forth below are to be followed by State Street Bank and Trust Company (“State Street Bank”) and SSGA FM (collectively with State Street Bank, the “Service Providers”) for the disclosure of information about the portfolio holdings of the Funds. These disclosure policies are intended to ensure compliance by the Service Providers and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Board must approve all material amendments to the policy.

General Policy

It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

No information concerning the portfolio holdings of a Fund may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund’s policies require that non-public disclosures of information regarding the Fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.

The Board exercises oversight over the disclosure of each Fund’s holdings by (i) overseeing the implementation and enforcement of the portfolio holding disclosure policy, codes of ethics and other relevant policies of each Fund and its Service

Providers by the Company’s Chief Compliance Officer (“CCO”) and (2) considering reports and recommendations by the Company’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act). The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.

Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Portfolios’ fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of such Fund’s fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund’s filings with the SEC or on their website.

Press Interviews, Brokers and Other Discussions

Portfolio managers and other senior officers or spokespersons of the Service Providers or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ Company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

Trading Desk Reports

The Adviser’s trading desk may periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.

Miscellaneous

Confidentiality Agreement. No non-public disclosure of the Funds’ portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Company’s officers.

Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Broadridge Financial Solutions, Inc., formerly Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize the Service Providers to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.

Additional Restrictions. Notwithstanding anything herein to the contrary, the Board, State Street Bank and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.

Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Company’s officers. All waivers and exceptions involving a Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street Bank, the Funds or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D and 13G and Form 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by the change. Non-fundamental policies may be changed by a majority vote of the Board at any time without shareholder approval.

Fundamental Investment Restrictions

Fundamental Investment Restrictions for all Funds (Except as Otherwise Noted)

1.	No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

2.

Each Fund, other than the Real Estate Securities Fund, shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

3.

No Fund, except as provided below for the Real Estate Securities Fund, will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

For the Real Estate Securities Fund only: The Real Estate Securities Fund may invest in the securities of issuers directly or indirectly engaged in the real estate industry and in real estate without limitation as to concentration.

4.	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

5.

No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

6.

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

7.

Each Fund, other than the Small-Cap Equity Fund, may not underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the 1933 Act, in selling portfolio securities. The Small-Cap Equity Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

8.	Each Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions

Non-Fundamental Investment Restrictions for all Funds other than the Small-Cap Equity Fund and Real Estate Securities Fund (Except as Otherwise Noted)

The Funds, other than the Small-Cap Equity Fund and Real Estate Securities Fund, are also subject to the following non-fundamental investment restrictions, which may be changed by the Board without shareholder approval. Under these restrictions:

1.	The U.S. Equity Fund may not invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value, would be invested in such securities.

2.

Each Fund, other than the Total Return Fund and the Income Fund, may not purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund’s assets would be invested in any one investment company, or more than a total of 10% of the Fund’s assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer’s commission or profit, other than customary broker’s commission, is involved, and so long as immediately thereafter not more than 10% of such Fund’s total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investments by the Funds in money market funds as permitted under the 1940 Act and the rules thereunder.

3.

No Fund may invest more than 30% of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories assigned by Moody’s or S&P.

4.

No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

5.	Each Fund, other than the Total Return Fund, may not make additional investments when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

6.

The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund holds the securities sold short or may obtain such securities (in an amount equal to the short position) without payment of any consideration.

7.

Each Fund, other than the Total Return Fund, will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name and will provide shareholders at least 60 days’ prior notice before making any change to this non-fundamental investment restriction.

Non-Fundamental Investment Restrictions for the Small-Cap Equity Fund

The Small-Cap Equity Fund is also subject to the following non-fundamental investment restrictions, which may be changed by the Board without shareholder approval. Under these restrictions, the Small-Cap Equity Fund:

1.

May not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that each Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

2.	May not invest in companies for the purpose of exercising control or management.

3.

May not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

4.

May not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities.

5.

Will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name and will provide shareholders at least 60 days’ prior notice before making any change to this non-fundamental investment restriction.

Non-Fundamental Investment Restrictions for the Real Estate Securities Fund

The Real Estate Securities Fund is also subject to the following non-fundamental investment restrictions, which may be changed by the Board without shareholder approval. Under these restrictions, the Real Estate Securities Fund:

1.	May not invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value, would be invested in such securities.

2.

May not purchase securities of other investment companies if, as a result thereof, the Real Estate Securities Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Real Estate Securities Fund’s assets would be invested in any one investment company, or more than a total of 10% of the Real Estate Securities Fund’s assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer’s commission or profit, other than customary broker’s commission, is involved, and so long as immediately thereafter not more than 10% of such Real Estate Securities Fund’s total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investments by the Real Estate Securities Fund in money market funds as permitted under the 1940 Act and the rules thereunder.

3.

May not invest more than 20% of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories assigned by Moody’s or S&P.

4.

May not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

5.	May not make additional investments when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

6.

Will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name and will provide shareholders at least 60 days’ prior notice before making any change to this non-fundamental investment restriction.

Notes to Investment Restrictions for all Funds

Unless otherwise indicated, all percentage limitations applicable to Fund investments (as stated in the investment restrictions listed above and elsewhere in this SAI or in the Prospectuses) apply only at the time of purchases of securities, and any subsequent increase or decrease in percentage resulting from a change in value of portfolio securities or from a change in a Fund’s net assets, or in any ratings, will not be deemed to result in a violation of the Fund’s policies or restrictions.

For purposes of fundamental investment restriction No. 3 above with respect to all Funds, the Company may use the industry classifications reflected by the S&P 500® Index, if applicable at the time of determination. For all other portfolio holdings, the Company may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Company may select its own industry classifications, provided such classifications are reasonable.

Also for purposes of fundamental investment restriction No. 3 above with respect to all Funds, the meaning of concentration is meant to be consistent with the current views of the SEC staff that investments representing more than 25% of a fund’s total assets in an industry or group of industries constitutes concentration for purposes of requiring a recital of a policy under Section 8(b)(1)(E) of the 1940 Act to concentrate in that industry.

PORTFOLIO TRANSACTIONS AND TURNOVER

All portfolio transactions are placed on behalf of a Fund by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When a Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged because electronic communications networks and alternative trading systems execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser’s duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.

The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:

•	Prompt and reliable execution;

•	The competitiveness of commission rates and spreads, if applicable;

•	The financial strength, stability and/or reputation of the trading counterparty;

•	The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;

•	Local laws, regulations or restrictions;

•	The ability of the trading counterparty to maintain confidentiality;

•	The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;

•	Market share;

•	Liquidity;

•	Price;

•	Execution related costs;

•	History of execution of orders;

•	Likelihood of execution and settlement;

•	Order size and nature;

•	Clearing and settlement capabilities, especially in high volatility market environments;

•	Availability of lendable securities;

•	Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;

•	The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;

•	Speed and responsiveness to the Adviser;

•	Access to secondary markets;

•	Counterparty exposure; and

•	Any other consideration the Adviser believes is relevant to the execution of the order.

In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;

(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and

(v) Any other circumstances relevant the Adviser believes is relevant at the time.

The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.

The following table shows the amount of brokerage commissions paid by the Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in SSGA FM’s outlook. Funds that are not listed paid no brokerage commissions.

	Annual Brokerage Commissions Paid
	Year Ended December 31,
Fund	2018	2017	2016
U.S. Equity Fund	$8,239	$12,691	$16,177
S&P 500 Index Fund	$2,295	$2,638	$3,044
Premier Growth Equity Fund	$5,899	$6,237	$7,557
Small-Cap Equity Fund	$22,282	$29,463	$40,399
Total Return Fund	$802,831	$67,847	$102,917
Real Estate Securities Fund	$58,205	$94,038	$105,313
Income Fund	$0	$524	$858

State Street Institutional U.S. Equity Fund and State Street Premier Growth Equity Fund only: With respect only to the U.S. Equity Fund and Premier Fund (the “Stamford Active Fundamental Equity Funds”), which are managed through the Adviser’s Stamford, Connecticut-based Active Fundamental Equity business, the Adviser uses “soft” or equity commission dollars for the purchase of third party research permissible under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Adviser reserves the right to implement other soft dollar or commission sharing arrangements in the future, subject to applicable law. Research and brokerage services received by the Adviser on behalf of its Stamford Active Fundamental Equity Funds includes, among other things, research reports and analysis, stock specific and sector research, market color, market data and regulatory analysis.

For Funds other than the Stamford Active Fundamental Equity Funds (the “Non-Stamford Active Fundamental Equity Funds”): The Adviser does not currently use the Non-Stamford Active Fundamental Equity Funds’ assets in connection with third party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Non-Stamford Active Fundamental Equity Funds for the purchase of third party research, the Adviser reserves the right to do so in the future.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended December 31, 2018. Funds that are not listed paid no brokerage commissions to firms for such services.

Fund	Amount of Transactions To Firms Providing Brokerage and Research Services	Amount of Commissions on Those Transactions
Small-Cap Equity Fund	$15,781,222	$4,920
U.S. Equity Fund	$23,827,046	$4,695
Premier Growth Equity Fund	$18,858,922	$3,452

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act, and the approximate dollar amount of transactions involved during the fiscal year ended December 31, 2018.

Firm	Commissions Paid to Firm for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
Westminster Research Associates	$814	$9,960,095
Weeden & Co.	$1,134	$5,845,239
Bank of America Merrill Lynch	$891	$4,799,685
National Financial Services Group	$1,288	$4,726,168
J.P. Morgan Securities, Inc.	$758	$4,574,213
Morgan Stanley & Co.	$716	$3,948,010
Citigroup	$684	$3,757,757
Sanford C. Bernstein & Co., LLC	$647	$3,332,023
Goldman Sachs	$661	$3,250,124
Barclay’s Capital, Inc.	$738	$3,193,631
ITG	$697	$2,600,025
Deutsche Bank Securities, Inc.	$336	$2,162,975
UBS Securities, LLC	$429	$1,920,287
Instinet International	$216	$1,157,233
Jefferies & Company, Inc.	$507	$901,101
Virtu Americas LLC	$625	$521,182
The Fig Group	$569	$461,855
Tribal Capital Markets	$396	$288,466
Credit Suisse	$89	$258,966
BTIG	$200	$207,340
Castle Oak Securities	$102	$179,034
Cantor Fitzgerald	$85	$156,430
MKM Partners	$196	$141,448
North South Capital	$52	$47,776
Jones & Associates	$14	$31,084
BMO Capital Markets Corp.	$114	$22,092
TD Securities (USA) LLC	$69	$12,681
Scotiabank	$29	$5,854
Abel Noser, LLC	$9	$4,417

The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Fund during the fiscal year (excluding from the computation amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less). For example, a portfolio turnover rate of 100% during a fiscal year would mean that all of a Fund’s securities (except those excluded from the calculation) were replaced once during that fiscal year. Certain of the Funds’ investment strategies may result in a Fund having a higher portfolio turnover rate. High portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund’s investment objective(s) and policies. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown below. Turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements resulting from fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in a portfolio manager’s outlook.

The following table provides the portfolio turnover rates for each Fund over the past two fiscal years:

Fund	Portfolio Turnover Rate Fiscal Year Ended 12/31/18	Portfolio Turnover Rate Fiscal Year Ended 12/31/17
U.S. Equity Fund	41%	80%
S&P 500 Index Fund	2%	2%
Premier Growth Equity Fund	27%	21%
Small-Cap Equity Fund	33%	32%
Income Fund	182%	255%
Total Return Fund*	97%	15%
Real Estate Securities Fund	59%	73%

*	The portfolio turnover rate increased for the fiscal year ended December 31, 2018 for the Total Return Fund due to a change in its principal investment strategies during the fiscal year.

As of the fiscal year ended December 31, 2018, the Funds held securities of their regular broker-dealers or of their parents as follows:

Fund	Broker Security	Market Value ($)
S&P 500 Index Fund	JPMorgan Chase & Co.	$2,451,629
	Bank of America Securities, LLC	$1,693,409
	Wells Fargo Securities, LLC	$1,469,906
	Citigroup Global Markets, LLC	$953,583
	The Goldman Sachs Group Inc.	$434,831
	Morgan Stanley	$393,685

Total Return Fund	JPMorgan Chase & Co.	$3,360,429
	Morgan Stanley	$2,403,246
	The Goldman Sachs Group Inc.	$2,321,383
	Bank of America Corp.	$2,298,457
	Wells Fargo Securities, LLC	$2,237,760
	Citigroup Inc.	$1,879,690
	Nomura Securities International INC	$1,322,615
	Barclays Capital, LLC	$629,710
	Credit Suisse Securities (USA) LLC	$394,088
	Deutsche Bank AG	$382,502
	The Bank of Nova Scotia	$297,483
	UBS Securities, LLC	$183,190

U.S. Equity Fund	JPMorgan Chase & Co.	$713,114

Small-Cap Equity Fund	Raymond James & Associates	$137,063
	Stifel	$32,349

MANAGEMENT OF THE COMPANY

The Board is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Company. The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Company in accordance with the provisions of the 1940 Act, applicable Virginia law and regulation, the Company’s organizational and governing documents and other applicable laws and regulations. The Directors listed below are also trustees of State Street Institutional Funds and Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts (collectively, the “Elfun Funds”). Except for Ms. La Porta, the Directors listed below are also trustees of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust and State Street Navigator Securities Lending Trust (the “Navigator Trust”). These investment companies, together with the Company, are referred to collectively below as the “SSGA Family of Funds.” The following table provides information with respect to each Director, including those Directors who are not considered to be “interested persons” as that term is defined in the 1940 Act (the “Independent Directors”), and each officer of the Company.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR†	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST FIVE YEARS
INDEPENDENT DIRECTORS

Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Director and Co-Chairperson of the Board	Term: Indefinite Elected: 1/19	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	71	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc. (2007-2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Director and Co-Chairperson of the Board	Term: Indefinite Elected: 1/19	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisors Ireland Limited (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	71	Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013-Present).

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Director and Co-Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 4/97	Managing General Partner, NGN Capital LLC (2006 – present); and Managing Director, Vice President of Walden Capital Management (1996 – present).	71	Director of Kleinfeld Bridal Corp. (March 2016 – present);Trustee of Neuroscience Research Institute (1986 – present); Trustee of Fordham University (1989 – 1995 and 2001 – 2007) and Trustee Emeritus (2007 – present); Trustee of GE Funds (1993 – February 2011); Director of Artes Medical (2006 – 2008); and Trustee of Gregorian University Foundation (1992 – 2007).

Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Director and Co-Chairperson of the Audit Committee	Term: Indefinite Elected: 1/12	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	71	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – present).

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Director and Co-Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 1/19	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	71	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Rina K. Spence c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Director and Co-Chairperson of the Audit Committee, Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Indefinite Elected: 1/19	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	71	None

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Director and Chairperson of the Valuation Committee	Term: Indefinite Elected: 1/19	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	71	None

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR†	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST FIVE YEARS
INTERESTED DIRECTORS(1)

Jeanne M. La Porta(2) SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1965	Director and President	Time Indefinite Elected: 3/14	Senior Managing Director at State Street Global Advisors (July 2016 – present); Director of State Street Global Advisors Funds Distributors, LLC (May 2017 – present); President of GE Retirement Savings Plan Funds (July 2016 – present); Senior Vice President and Commercial Operations Leader at GE Asset Management Incorporated (“GEAM”) (March 2014 - July 2016); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – present); President and Trustee of GEAM’s UCITs Funds (March 2014 - November 2014); Senior	18	None

Vice President and Commercial Administrative Officer at GEAM (April 2010 - March 2014); Vice President of State Street Institutional Funds (July 2003 – April 2014); Vice President of Elfun Funds and GE Retirement Savings Plan Funds (October 2003 - July 2016); Secretary of GE Funds (July 2007 - September 2010) and Vice President (July 2007 - February 2011); Senior Vice President and Deputy General Counsel of GEAM (October 2007 - April 2010); Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (July 2003 - June 2010); and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM (May 1997 - October 2007).

Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Director	Time Indefinite Elected: 1/19	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*	71	None

(1)	The individuals listed below are Directors who are “interested persons,” as defined in the 1940 Act, of the Company (“Interested Directors”).
(2)

Ms. La Porta and Ms. Needham are each deemed an “interested person” of the Company by virtue of their status as a director, officer or employee of SSGA FM, SSGA and/or State Street Corporation (“State Street”).

*	Served in various capacities and/or with various affiliated entities during noted time period
†	For the purpose of determining the number of portfolios overseen by the Directors, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.

The following lists the principal officers for the Company, as well as their mailing addresses and ages, positions with the Company and length of time served, and present and principal occupations:

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:

Jeanne M. La Porta SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1965	President and Director	Term: Indefinite Elected: 3/14	Senior Managing Director at State Street Global Advisors (July 2016 – present); Director of State Street Global Advisors Funds Distributors, LLC (May 2017 – present); President of GE Retirement Savings Plan Funds (July 2016 – present); Senior Vice President and Commercial Operations Leader at GEAM (March 2014 - July 2016); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – present); President and Trustee of GEAM’s UCITs Funds (March 2014 - November 2014); Senior Vice President and Commercial Administrative Officer at GEAM (April 2010 - March 2014); Vice President of State Street Institutional Funds (July 2003 – April 2014); Vice President of Elfun Funds and GE Retirement Savings Plan Funds (October 2003 - July 2016); Secretary of GE Funds (July 2007 - September 2010) and Vice President (July 2007 - February 2011); Senior Vice President and Deputy General Counsel of GEAM (October 2007 - April 2010); Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (July 2003 - June 2010); and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM (May 1997 - October 2007).

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 4/19	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Deputy Treasurer of Elfun Funds (July 2016 – present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 – present); Treasurer of Elfun Funds (June 2011– July 2016); Mutual Funds Controller of GEAM (April 2011 – July 2016).

Sujata Upreti SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Daniel Foley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

Daniel G. Plourde SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1980	Assistant Treasurer	Term: Indefinite Elected: 6/17	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Officer, State Street Bank and Trust Company (March 2009 – May 2015).

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 6/16 Term: Indefinite Elected: 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 – May 2013).

Joshua A. Weinberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 4/19	Managing Director and Managing Counsel, State Street Global Advisors (2011 – present)*; Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 3/17	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 - 2013).

Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 4/19	Vice President and Counsel, State Street Bank and Trust Company (2015 - present); Regulatory Advisor, JPMorgan (2014 – 2015).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Summary of Directors’ Qualifications

Following is a brief discussion of the experience, qualifications, attributes or skills which qualify each Director to serve on the Board, in light of the Company’s business and structure.

John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 30 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 30 years. Mr. Costantino is an attorney and a certified public accountant.

Michael F. Holland: Mr. Holland is an experienced business executive with over 47 years of experience in the financial services industry including 22 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related committees of State Street Institutional Investment Trust and State Street Master Funds for 19 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts. He also serves as a Trustee of the Navigator Trust.

Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 41 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust’s Board of Trustees and related committees for 23 years and possesses significant experience regarding the trust’s operations and history. He also serves as a Trustee of the Elfun Funds.

Ellen M. Needham: Ms. Needham is a Senior Managing Director of State Street Global Advisors; Head of Global Funds Management, President of SSGA Funds Management, Inc. Ms. Needham serves as a director of SSGA Funds Management, Inc. and State Street Global Advisors Funds Distributors, LLC. In her role, she is responsible for managing firm-wide processes that focus on governance, fund structure, subadviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham has been involved in the investment industry for over thirty years, beginning her career at State Street in 1989.

Donna M. Rapaccioli: Ms. Rapaccioli has over 30 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis and has taught at the executive MBA level. She has served on Association to Advance Collegiate Schools of Business (“AACSB”) accreditation team visits, lectured on accounting and finance topics and consulted for numerous investment banks.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 42 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of SSGA Funds for 30 years and possesses significant experience regarding the operations and history of the Trust. He also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 50 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related committees of SSGA Funds for 30 years and possesses significant experience regarding the operations and history of the Trust. He also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Rina K. Spence: Ms. Spence is an experienced business executive with over 37 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related committees of the State Street Institutional Investment Trust and the State Street Master Funds for 19 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts. She also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Jeanne M. La Porta: In addition to her service as a board member of various other funds advised by SSGA FM, Ms. La Porta is a Senior Managing Director at SSGA FM, President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. and Director of State Street Global Advisors Funds Distributors, LLC. She was with GEAM from 1997 to 2016, and has previously held various positions at GEAM including Senior Vice President and Commercial Operations Leader, Senior Vice President and Commercial Administrative Officer, Senior Vice President and Deputy General Counsel and Vice President and Associate General Counsel.

Standing Committees

The Board has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Directors, the Company, and the Company’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Nominating Committee, Valuation Committee and Qualified Legal Compliance Committee (the “QLCC”). The Nominating Committee, Valuation Committee and QLCC were created in January 2019.

The Audit Committee is composed of all of the Independent Directors. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board. The Audit Committee oversees and monitors the Company’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Company. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended December 31, 2018, the Audit Committee held three meetings.

Each of the Governance Committee and the Nominating Committee is composed of all the Independent Directors. The primary functions of the Governance Committee and the Nominating Committee are to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Directors, and independence of outside counsel to the Directors. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Company, to the attention of the Company’s Secretary, at the address of the principal executive offices of the Company. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Company not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. During the fiscal year ended December 31, 2018, the Governance Committee met once and the Nominating Committee did not meet.

The Valuation Committee is composed of all the Independent Directors. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and SSGA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended December 31, 2018, the Valuation Committee did not meet.

The QLCC is composed of all the Independent Directors. The primary functions of the QLCC are to receive quarterly reports from the CCO; to oversee generally the Company’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Company, its officers or the Directors. During the fiscal year ended December 31, 2018, the QLCC did not meet.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Co-Chairpersons of the Board and as President of the Company. Currently, Mr. Holland and Mr. Riley, both Independent Directors, serve as Co-Chairpersons of the Board, Ms. Rapaccioli and Ms. Spence serve as Co-Chairpersons of the Audit Committee, Mr. Costantino and Mr. Shirk serve as Co-Chairpersons of the QLCC, Mr. Jessee serves as Chairperson of the Valuation Committee and Ms. Spence serve as Chairperson of the Governance Committee and as Chairperson of the Nominating Committee.

Ms. Needham and Ms. La Porta, who are also employees of the Adviser, serve as Directors of the Company, and Ms. La Porta serves as President of the Company. The Board believes that this leadership structure is appropriate, since Ms. Needham and Ms. La Porta provide the Board with insight regarding the Company’s day-to-day management, while Mr. Holland and Mr. Riley provide an independent perspective on the Company’s overall operation and Ms. Rapaccioli and Ms. Spence provide a specialized perspective on audit matters.

The Board has delegated management of the Company to service providers who are responsible for the day-to-day management of risks applicable to the Company. The Board oversees risk management for the Company in several ways. The Board receives regular reports from both the CCO and administrator for the Company, detailing the results of the Company’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and the Code. As needed, the Adviser discusses management issues regarding the Company with the Board, and solicits the Board’s input on many aspects of management, including potential risks to the Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Company and offers advice to management, as appropriate. The Directors also meet in executive session with the independent counsel to the Independent Directors, the independent registered public accounting firm, counsel to the Company, the CCO and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Company, which are effected on a day-to-day basis by service providers to the Company.

Equity Securities Beneficially Owned by Directors

As of December 31, 2018, none of the Independent Directors or their immediate family members had any ownership of securities of the Adviser or State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGA FD. Listed below for each Director is a dollar range of securities beneficially owned in the Company together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the SSGA Family of Funds as of December 31, 2018.

Name of Director	Dollar Range of Equity Securities in State Street Variable Insurance Series Funds, Inc.	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Jeanne M. La Porta	$0	$0
Ellen M. Needham	$0	$0
John R.Costantino	$0	$0
Michael F. Holland	$0	$0
Michael A. Jessee	$0	$0
Patrick J. Riley	$0	Over $100,000
Donna M.Rapaccioli	$0	$0
Richard D. Shirk	$0	Over $100,000
Rina K. Spence	$0	$0

Director Compensation

No employee of State Street or any of its affiliates receives any compensation from the Company for acting as a Director or officer of the Company. For the fiscal year ended December 31, 2018, each Director of the Company who is not a director, officer or employee of SSGA FM, SSGA, SSGA FD, State Street, or any affiliate of those companies, received an annual fee for services as a director or trustee for one or more investment companies within the SSGA Family of Funds (which, as of December 31, 2018, included twelve investment companies (including the Company) and their various fund portfolios).

Effective as of January 1, 2019, each Independent Director receives for his or her services to the Company, the State Street Master Funds, the State Street Institutional Investment Trust, the SSGA Funds, the Navigator Trust, State Street Institutional Funds and the Elfun Funds a $195,000 annual base retainer in addition to $22,500 for each in-person meeting, $6,000 for each special in-person meeting and $2,500 for each telephonic meeting from the Funds. The Company pays a fixed allocation of $18,000 per Fund. The Independent Directors are reimbursed for travel and other out-of pocket expenses in connection with meeting attendance. As of the date of this SAI, the Directors were not paid pension or retirement benefits as part of the Company’s expenses.

Messrs. Holland, Jessee, Riley and Shirk and Ms. Spence became Directors of the Company effective January 10, 2019 and therefore did not receive any compensation from the Company for the fiscal year ended December 31, 2018. Each such Director received, for his or her services to the Elfun Funds, the Navigator Trust, SSGA Funds, State Street Institutional Investment Trust and State Street Master Funds a $170,000 annual base retainer in addition to $22,500 for each in-person meeting $6,000 for each special in-person meeting and $2,500 for each telephonic meeting of such investment companies.

For the fiscal year ended December 31, 2018, Mr. Costantino and Ms. Rapaccioli received, for his or her services to the Company and State Street Institutional Funds an annual fee of $150,000, which fee is allocated proportionately between those companies based upon total assets. With respect to the Company and State Street Institutional Funds, for the fiscal year ended December 31, 2018, in addition to this annual fee, the Chairman of the Board of each such investment company also received $20,000 per annum, the lead independent director or trustee of the Board having oversight over fair valuation matters received $10,000 per annum and the Chair of the Audit Committee received $10,000 per annum for serving in that capacity.

The table below shows the compensation received by each Director from the Funds and from the investment companies managed by SSGA FM for the 12-month period ended December 31, 2018.

Fund Name	Jeanne M. La Porta		Ellen M. Needham		John R. Costantino	Michael F. Holland		Michael A. Jessee
U.S. Equity Fund	None		None		$742	None		None
S&P 500 Index Fund	None		None		$4,850	None		None
Premier Growth Equity Fund	None		None		$928	None		None
Small-Cap Equity Fund	None		None		$1,060	None		None
Income Fund	None		None		$609	None		None
Total Return Fund	None		None		$60,338	None		None
Real Estate Securities Fund	None		None		$1,743	None		None
Total Compensation from Company	None		None		$70,270	None	++	None	++
Total Compensation from all Investment Companies Managed by SSGA FM	None	+	None	+	$170,000	$330,500		$287,500

Fund Name	R. Sheldon Johnson+++	Patrick J. Riley		Donna M. Rapaccioli	Richard D. Shirk		Rina K. Spence
U.S. Equity Fund	$698	None		$698	None		None
S&P 500 Index Fund	$4,565	None		$4,565	None		None
Premier Growth Equity Fund	$874	None		$874	None		None
Small-Cap Equity Fund	$998	None		$998	None		None
Income Fund	$573	None		$573	None		None
Total Return Fund	$56,789	None		$56,789	None		None
Real Estate Securities Fund	$1,640	None		$1,640	None		None
Total Compensation from Company	$66,137	None	++	$66,137	None	++	None	++
Total Compensation from all Investment Companies Managed by SSGA FM	$160,000	$337,500		$160,000	$287,500		$287,500

+

Ms. La Porta and Ms. Needham are each considered to be an “interested person” of each investment company advised by SSGA FM, as defined in Section 2(a)(19) of the 1940 Act, and, accordingly, serves as a Trustee or Director thereof without compensation.

++

Mr. Holland, Mr. Jessee, Mr. Riley, Mr. Shirk and Ms. Spence became Directors effective January 10, 2019 and therefore did not receive any compensation from the Company for the fiscal year ended December 31, 2018.

+++	As of January 10, 2019, Mr. Johnson retired as a Director of the Company.

Investment Adviser and Administrator

SSGA FM serves as the Funds’ investment adviser and administrator pursuant to an investment advisory and administration agreement between SSGA FM and the Company on behalf of each Fund, dated July 1, 2016 (the “Advisory Agreement”). The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street, a publicly held financial holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street. State Street Bank, the Company’s custodian, and SSGA FD are affiliated persons of the Adviser. The address of the Adviser is One Iron Street, Boston, Massachusetts 02210. The address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Personnel of each of the Funds, SSGA FM, SSGA FD and the sub-advisers are subject to a code of ethics pursuant to Rule 17j-1 under the 1940 Act (and also pursuant to Rule 204A-1 under the Advisers Act with respect to SSGA FM and each sub-adviser), which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the code of ethics.

SSGA FM Investment Advisory and Administration Agreement. The duties and responsibilities of SSGA FM are specified in the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Company and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectuses is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

Under the Advisory Agreement, SSGA FM, subject to the supervision of the Board, provides a continuous investment program for each Fund’s assets, including investment research and management. SSGA FM determines from time to time what investments are purchased, retained or sold by the Funds and places purchase and sale orders for the Funds’ investments. SSGA FM provides the Company with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons.

The Advisory Agreement permits SSGA FM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform certain of SSGA FM’s portfolio management responsibilities under the Advisory Agreement. In this event, SSGA FM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement.

The Advisory Agreement provides that SSGA FM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by SSGA FM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by SSGA FM to be equitable to the Fund and the services that it provides under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that SSGA FM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with SSGA

FM’s services pursuant to the Advisory Agreement, except for (i) a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement, or (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (i) the Board, or (ii) the vote of a majority of a Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a vote of the majority of the Directors who are not parties to the Advisory Agreement or interested persons (as that term is defined in the 1940 Act) of any party to the Advisory Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated without penalty by either the Company or SSGA FM upon no more than sixty days nor less than thirty days written notice to the other or by the vote of a majority of the outstanding shares of the class of stock representing an interest in a Fund.

Advisory Fee Rates.

Method of Calculating Advisory Fees. Each Fund pays SSGA FM a fee for advisory and administrative services (“Management Fee”). The Management Fee is deducted daily from the assets of each of the Funds and paid to SSGA FM monthly. The Management Fee for the Real Estate Securities Fund declines incrementally as Fund assets increase. This means that investors pay a reduced fee rate with respect to Fund assets over a certain level or “breakpoint.” The Management Fees payable to SSGA FM are based on the average daily net assets of each Fund at the following annual rates:

U.S. Equity Fund	0.55%
S&P 500 Index Fund	0.25%
Premier Growth Equity Fund	0.65%
Small-Cap Equity Fund	0.95%
Income Fund*	0.50%
Total Return Fund	0.35%
Real Estate Securities Fund	0.85% first $100,000,000 0.80% next $100,000,000 0.75% over $200,000,000

*

SSGA FM is contractually obligated until May 1, 2020 to waive its management fee and/or reimburse certain expenses for the Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Fund’s holdings in acquired funds for cash management purpose, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to May 1, 2020 except with approval of the Board.

Management Fees Paid.

Total Annual Management Fees Paid. The following table provides total Management Fees paid by each Fund to SSGA FM (including those that were waived/reimbursed) for the fiscal years ended December 31, 2018 and December 31, 2017, and the period from July 1, 2016 through December 31, 2016:

Fund	Total Management Fees for Fiscal Year ended December 31, 2018	Total Waived/ Reimbursed for Fiscal Year ended December 31, 2018	Total Management Fees for Fiscal Year ended December 31, 2017	Total Waived/ Reimbursed for Fiscal Year ended December 31, 2017	Total Management Fees for period from July 1, 2016 through December 31, 2016	Total Waived/ Reimbursed for period from July 1, 2016 through December 31, 2016
U.S. Equity Fund	$151,880	$0	$157,747	$0	$76,188	$0
S&P 500 Index Fund	$466,521	$0	$472,423	$0	$224,972	$0
Premier Growth Equity Fund	$234,395	$0	$233,179	$0	$89,147	$(43,041)
Small-Cap Equity Fund	$369,578	$0	$388,539	$0	$184,831	$0
Income Fund	$99,373	$0	$117,643	$0	$67,349	$0
Total Return Fund	$7,581,685	$0	$8,193,519	$0	$4,139,650	$0
Real Estate Securities Fund	$481,418	$0	$570,958	$0	$322,283	$0

Total Annual Management Fees Paid. The following table provides total Management Fees paid by each Fund to GEAM (including those that were waived/reimbursed) for the period from January 1, 2016 through June 30, 2016:

Fund	Total Management Fees for period from January 1, 2016 through June 30, 2016	Total Waived/ Reimbursed for period from January 1, 2016 through June 30, 2016
U.S. Equity Fund	$78,275	$0
S&P 500 Index Fund*	$261,887	$0
Premier Growth Equity Fund	$131,944	$0
Small-Cap Equity Fund	$60,646	$0
Income Fund	$69,423	$0
Total Return Fund	$3,829,529	$0
Real Estate Securities Fund	$131,944	$0

*

GEAM had entered into a contractual arrangement with the Company to limit the Management Fee charged to the S&P 500 Index Fund to 0.30% of the average daily net assets of the Fund (the “Management Fee Limitation Agreement”). The Management Fee Limitation Agreement was terminated effective June 30, 2016, upon the termination of the investment advisory and administration agreement with GEAM.

Prior to July 1, 2016, SSGA FM served as the investment sub-adviser to the S&P 500 Index Fund. For the period from January 1, 2016 through June 30, 2016, sub-advisory fees of $39,406 were paid to SSGA FM by the S&P 500 Index Fund.

Manager of Managers Structure

In order for SSGA FM to delegate portfolio management duties to a sub-adviser with respect to a Fund as permitted by the Advisory Agreement, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of that Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by shareholders of the Fund.

SSGA FM has received an exemptive order (the “Order”) from the SEC granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptive relief granted by the Order, upon shareholder approval of the “manager of managers” structure, enables SSGA FM and the Board to operate with greater efficiency by allowing SSGA FM, subject to Board approval, including a majority of Independent Directors, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining shareholder approval. Under the Order, SSGA FM has responsibility, subject to oversight of the Board, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The Order also permits a Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser.

Shareholders of each Fund approved such “manager of managers” structure at a shareholder meeting held on June 22, 2016.

Current Sub-Advisers

Real Estate Securities Fund

CenterSquare Investment Management LLC (“CenterSquare”). SSGA FM has retained CenterSquare as sub-adviser for the Real Estate Securities Fund. CenterSquare is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462. CenterSquare is a registered investment adviser that was formed in 2017 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. On January 5, 2018, CenterSquare acquired the assets of CenterSquare Investment Management, Inc. (“CenterSquare Inc.”), the sub-adviser to the Real Estate Securities Fund since April 1, 2006. CenterSquare is 100%

owned by CenterSquare Investment Management Holdings LLC (“CSIM Holdings LLC”). Lovell Minnick Partners LLC-sponsored private funds and certain co-investors are the majority owners of the equity interests of CSIM Holdings LLC based on capital funded. The investors in the private funds sponsored by Lovell Minnick Partners LLC include endowments, insurance companies and pension funds. Certain members of CenterSquare’s management also own a substantial part of the equity interests and economics of CSIM Holdings LLC. SSGA FM pays sub-advisory fees to CenterSquare out of the management fee it receives from the Real Estate Securities Fund. The sub-advisory fees are based on a percentage of the average daily net assets managed by CenterSquare. The sub-advisory fees are accrued daily and paid no later than the ninetieth day following the end of each calendar quarter. As of December 31, 2018, CenterSquare’s assets under management totaled approximately $8.8 billion in listed real estate, private equity real estate, and listed infrastructure. CenterSquare managed accounts invested in publicly traded real estate securities with assets in the aggregate totaling approximately $8.2 billion. For the fiscal years ended December 31, 2018, 2017 and 2016, sub-advisory fees were paid to CenterSquare in the amount of $283,187, $334,602 and $378,069, respectively, with respect to the Real Estate Securities Fund.

Sub-Advisory Agreement. CenterSquare is the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreement with SSGA FM effective December 20, 2017. This investment sub-advisory agreement was approved by the Board (including a majority of the independent directors) at a meeting held for that purpose on December 14, 2017. Prior to December 20, 2017, CenterSquare Inc., a predecessor firm of CenterSquare, served as the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreement with SSGA FM effective July 1, 2016. This investment sub-advisory agreement was approved by shareholders at a shareholder meeting held on June 22, 2016. Prior to July 1, 2016, CenterSquare Inc. served as the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreement with GEAM effective April 1, 2006. This investment sub-advisory agreement was approved by the Board (including a majority of the independent directors) at a meeting held for that purpose on January 26, 2006 and by the Fund’s shareholders on March 22, 2006.

The sub-advisory agreement with CenterSquare is not assignable and may be terminated without penalty by either CenterSquare or SSGA FM upon sixty (60) days’ written notice to the other or by the Board or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Fund.

The sub-advisory agreement provides that CenterSquare may render similar advisory and administrative services to other clients so long as the services that it provides under the agreement are not impaired thereby. The sub-advisory agreement also provides that CenterSquare shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders or by SSGA FM in connection with its services pursuant to the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreement.

Small-Cap Equity Fund

SSGA FM has engaged the following investment sub-advisers to each manage a portion of the Small-Cap Equity Fund: Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Capital, L.P. (“GlobeFlex”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”) and SouthernSun Asset Management, LLC (“SouthernSun”). For the fiscal years ended December 31, 2018, 2017 and 2016, the aggregate sub-advisory fees paid to the foregoing sub-advisers was $236,422, $247,355 and, $227,286, with respect to the Small-Cap Equity Fund for each respective period.

Champlain, having its principal office located at 180 Battery Street, Burlington, Vermont 05401, provides a continuous investment program with respect to those Fund assets allocated to Champlain by SSGA FM, which may be changed from time to time at the sole discretion of SSGA FM (“Allocated Assets”). Champlain is registered as an investment adviser under the Advisers Act, and was formed in 2004. Champlain offers both domestic and emerging market investment strategies. SSGA FM pays sub-advisory fees to Champlain out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to Champlain’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the ninetieth day following the end of each calendar quarter. As of December 31, 2018, Champlain had approximately $10.05 billion in assets under management. Champlain has served as one of the sub-advisers to the Small-Cap Equity Fund since October 1, 2008.

GlobeFlex, having its principal office located at 4365 Executive Drive, Suite 720, San Diego, California 92121, provides a continuous investment program with respect to GlobeFlex’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. GlobeFlex is registered as an investment adviser under the Advisers Act, and was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. SSGA FM pays sub-advisory fees to GlobeFlex out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable GlobeFlex’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the ninetieth day following the end of each calendar quarter. As of December 31, 2018, GlobeFlex had approximately $3.6 billion in assets under management. GlobeFlex has served as one of the sub-advisers to the Small-Cap Equity Fund since October 1, 2008.

Kennedy, having its principal office located at 10829 Olive Boulevard, St. Louis, Missouri 63141, provides a continuous investment program with respect to Kennedy’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Kennedy is registered as an investment adviser under the Advisers Act, and was formed and founded in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals. Kennedy specializes in the small and mid-cap asset classes. SSGA FM pays sub-advisory fees to Kennedy out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to Kennedy’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the ninetieth business day following the end of each calendar quarter. As of December 31, 2018, Kennedy had approximately $4.25 billion both in discretionary and non-discretionary assets under management. Kennedy has served as one of the sub-advisers to the Small-Cap Equity Fund since September 10, 2010.

Palisade, having its principal office located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, provides a continuous investment program with respect to Palisade’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. Palisade is registered as an investment adviser under the Advisers Act, and was formed in 1995. Palisade offers a variety of equity and convertible securities strategies. SSGA FM pays sub-advisory fees to Palisade out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to Palisade’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the twentieth day following the end of each calendar month. As of December 31, 2018, Palisade had approximately $3.0 billion of assets under management. Prior to October 1, 2008, Palisade had served as the sole sub-adviser to the Small-Cap Equity Fund since the Fund’s inception in April of 2000.

SouthernSun, having its principal office located at 240 Madison Avenue, Suite 700, Memphis, Tennessee 38103, provides a continuous investment program with respect to SouthernSun’s Allocated Assets, which may be changed from time to time at the sole discretion of SSGA FM. SouthernSun is registered as an investment adviser under the Advisers Act, and was formed in 1989 to focus on both U.S. and international small and mid-cap value companies, primarily serving the institutional marketplace. SSGA FM pays sub-advisory fees to SouthernSun out of the management fee it receives from the Small-Cap Equity Fund. The sub-advisory fees are based on a percentage of the average daily net assets attributable to SouthernSun’s Allocated Assets. The sub-advisory fees are accrued daily and paid no later than the thirtieth day following the end of each calendar quarter. As of December 31, 2018, SouthernSun’s estimated assets under management were approximately $1.5 billion. SouthernSun has served as one of the sub-advisers to the Small-Cap Equity Fund since October 1, 2008. Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company (NYSE: AMG), indirectly holds a majority equity interest in SouthernSun. SouthernSun’s principals hold the remaining equity interests in the firm. AMG also holds equity interests in other investment management firms.

Sub-Advisory Agreements. At a shareholder meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM (the Fund’s then investment adviser) and each of Champlain, GlobeFlex and SouthernSun, and an amended and restated sub-advisory agreement with Palisade, each of which became effective on October 1, 2008. At a special meeting held on July 30, 2010, the Board approved a new sub-advisory agreement between GEAM and SouthernSun and at a regular meeting held on September 10, 2010, the Board approved a new sub-advisory agreement between GEAM and Kennedy. At a regular meeting held on March 6, 2014, the Board approved a new sub-advisory agreement between GEAM and SouthernSun. At a shareholder meeting held on June 22, 2016, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between SSGA FM and each of Champlain, GlobeFlex, Kennedy, Palisade and SouthernSun, each of which became effective on July 1, 2016. As described above, SSGA FM has received an exemptive order from the SEC to operate under a manager of managers structure that permits SSGA FM, with the approval of the Board, to appoint and replace unaffiliated sub-advisers, enter into sub-advisory agreements with unaffiliated sub-advisers, and materially amend and terminate sub-advisory agreements with unaffiliated sub-advisers on behalf of the Funds without shareholder approval.

Each respective sub-advisory agreement with each of Champlain, GlobeFlex, Kennedy, Palisade and SouthernSun is not assignable and may be terminated without penalty by either the sub-adviser or SSGA FM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. Each sub-advisory agreement provides that respective sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the sub-advisory agreement are not impaired thereby. Each sub-advisory agreement also provides that a sub-adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective sub-advisory agreement.

Total Return Fund

BlackRock Investment Management, LLC (“BlackRock”). BlackRock had been retained to provide day-to-day portfolio management to the Total Return Fund from January 23, 2013 through November 30, 2016. The sub-advisory agreement with BlackRock with respect to the Total Return Fund was terminated effective November 30, 2016. SSGA FM paid sub-advisory fees to

BlackRock out of the management fee it received from the Total Return Fund. The sub-advisory fees were based on a percentage of the average daily net assets attributable to BlackRock’s Allocated Assets. The sub-advisory fees were accrued daily and paid no later than the sixtieth day following the end of each calendar quarter. For the period from January 1, 2016 through November 30, 2016, BlackRock was paid sub-advisory fees of $514,284 for its investment sub-advisory services to the Total Return Fund.

Securities Activities of SSGA FM and the Sub-Advisers

Securities held by the Funds also may be held by other funds or separate accounts for which the investment adviser, SSGA FM and/or each of the sub-advisers – Champlain, GlobeFlex, Kennedy, Palisade, SouthernSun and/or CenterSquare (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) – act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by SSGA FM and/or the Sub-Advisers for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of SSGA FM and/or a Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of SSGA FM and/or any Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when SSGA FM and/or a Sub-Adviser (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Company as well as other funds or accounts for which SSGA FM and/or the Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by SSGA FM and/or a Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other funds or accounts. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

Sub-Administrator, Custody and Fund Accounting

State Street Bank serves as the sub-administrator for the Company, pursuant to a master sub-administration agreement dated July 31, 2014 (the “Sub-Administration Agreement”). State Street Bank serves as the custodian for the Company, pursuant to a master custody agreement dated June 1, 2015 (the “Custody Agreement”). State Street Bank provides certain fund accounting services for the Company, pursuant to a master accounting services agreement dated July 31, 2013. Under the Sub-Administration Agreement, State Street Bank is obligated to provide certain sub-administrative services to the Company. Under the Custody Agreement, State Street Bank is obligated to provide certain custody services to the Company, as well as basic portfolio recordkeeping required by the Company for regulatory and financial reporting purposes. State Street Bank is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street Bank’s mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

As consideration for sub-administration services, State Street Bank receives an annual fee from the Adviser (payable monthly). As consideration for custody and fund accounting services, each Fund pays State Street Bank an annual fee (payable monthly) based on the average monthly net assets of each Fund. Each Fund also pays State Street Bank transaction and service fees for these services and reimburses State Street Bank for out-of-pocket expenses.

The Funds paid State Street Bank the following amounts for custody and fund accounting services during the fiscal years ended December 31:

Fund	2018	2017	2016
U.S. Equity Fund	$3,239	$910	$897
S&P 500 Index Fund	$21,833	$5,952	$5,625
Premier Growth Equity Fund	$4,230	$1,139	$1,086
Small-Cap Equity Fund	$4,563	$1,300	$1,195
Income Fund	$2,331	$746	$874
Total Return Fund	$254,085	$73,992	$75,305
Real Estate Securities Fund	$6,644	$2,134	$2,416

Investor Service Plan – Total Return Fund (Classes 1 and 3 shares)

The Company has adopted an Investor Service Plan (the “Service Plan”) with respect to each of Class 1 and Class 3 shares of the Total Return Fund. The Service Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Under each Service Plan, the Company may compensate insurance companies (“Insurers”) issuing variable annuity contracts (“Contracts”) and/or variable life insurance policies (“Policies”) that offer Class 1 or Class 3 shares of the Total Return Fund as an investment option or other parties that have entered into an Investor Service Agreement with the Company pursuant to which the Insurer or other party has agreed to perform certain investor services specified therein necessary to administer the Contracts and Policies (including account maintenance, record keeping services and administrative services) and to facilitate the Company’s provision of services to investors in Class 1 or Class 3 shares, respectively. Each Service Plan provides that during any fiscal year, the amount of compensation paid under the Service Plan by the Total Return Fund with respect to Class 1 and Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 and Class 3 shares, respectively.

The Service Plan with respect to Class 1 shares of the Total Return Fund was originally adopted by the Board on December 9, 2005, as subsequently amended, and therefore, for the periods ended December 31, 2018, 2017 and 2016, $1,627,685, $1,665,690 and $1,585,079, respectively, were paid under the Service Plan. The Service Plan with respect to Class 3 shares of the Total Return Fund, was adopted by the Board on February 25, 2009 and became effective on May 1, 2009. For the periods ended December 31, 2018, 2017 and 2016, $2,704,706.53, $2,974,040 and $3,911,566, respectively, were paid under the Class 3 Service Plan.

Each Service Plan will continue in effect from year to year so long as such continuance is approved annually by the Board. Each Service Plan remains in effect for successive one-year periods unless otherwise terminated (i) upon mutual agreement of SSGA FM and the Insurer, (ii) by either SSGA FM or the Insurer at the end of any one-year term by written notice to the other party at least 30 days before the end of such term, and (iii) automatically upon the termination of the participation agreement between the Company and the Insurer pursuant to which the shares of the Total Return Fund are offered to separate accounts of the Insurer or upon the termination of the Service Plan.

Distribution and Service (12b-1) Plans

The Company has adopted a Distribution and Service Plan under Rule 12b-1 under the 1940 Act with respect to Class 1 and Class 3 shares of the Total Return Fund (each, a “12b-1 Plan”). Under the 12b-1 Plans for Class 1 and Class 3 shares, payments made under the respective Service Plan for such class of shares are covered in the event, and to the extent, that any portion of compensation paid pursuant to such Service Plan is determined to be an indirect use of the assets attributable to that class of shares to finance distribution of such shares.

SSGA FD is the distributor of shares of each Fund. Prior to May 1, 2017, SSGA FD was known as State Street Global Markets, LLC. Pursuant to the 12b-1 Plan for Class 3 shares, the Company may compensate SSGA FD for providing the sales services and investor services (including account maintenance, record keeping services and administrative services) specified therein up to 0.25% the average daily net assets of the Total Return Fund attributable to its Class 3. Prior to July 1, 2016, GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM, served as the Company’s principal underwriter and the Company paid GEID 0.25% of the average daily net assets of the Total Return Fund attributable to its Class 3 shares. SSGA FD has agreed to provide such sales services and investor services to Class 3 shares of the Total Return Fund pursuant to the terms of the Distribution Agreement between the Company and SSGA FD with respect to such shares. Furthermore, SSGA FD has engaged Capital Brokerage Corporation (“CBC”), the principal underwriter/distributor of the Contracts and Policies indirectly invested in Class 3 shares of the Total Return Fund, to provide such sales services and investor services pursuant to the terms of the Fund Marketing and Investor Service Agreement between SSGA FD and CBC.

The inception date for the Class 1 12b-1 Plan was May 1, 2009 and the inception date for the Class 3 12b-1 Plan was May 1, 2006. For the fiscal years ended December 31, 2018 and 2017 and the period from July 1, 2016 through December 31, 2016, the Total Return Fund – Class 3 shares paid $3,366,622, $3,717,551 and $1,949,947, respectively, to SSGA FD for distribution and shareholder servicing under its 12b-1 Plan, with the amount of $3,363,005, $3,715,672 and $1,949,947 respectively, being spent by SSGA FD for compensation to broker-dealers. For the period from January 1, 2016 through June 30, 2016, the Total Return Fund – Class 3 shares paid $1,961,619 to GEID for distribution and shareholder servicing under its 12b-1 Plan, with the full amount of $1,961,619 being spent by GEID for compensation to broker-dealers. Each 12b-1 Plan will continue in effect with respect to its applicable class of shares of the Total Return Fund from year to year so long as such continuance is approved annually by the Board and by those Directors who are not “interested persons” (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan (the “Independent Directors”). Each 12b-1 Plan may be terminated with respect to its applicable class of shares at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding shares of such class.

For the fiscal year ended December 31, 2018, the Total Return Fund has been informed by SSGA FD that the following expenditures were made using the amounts the Fund’s shares paid under the 12b-1 Plans:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Interest/Carrying/ Other financing charges	Other*
Total Return Fund – Class 1	$0	$0	$0	$0	$0	$0
Total Return Fund – Class 3	$0	$0	$3,363,005	$0	$0	$3,617

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Administrative Services Agreement

SSGA FM has entered into an Administrative Services Agreement with Insurers offering variable annuity contracts and variable life insurance policies invested in the Total Return Fund pursuant to which the Insurer has agreed to provide certain services in the nature of “personal service and/or the maintenance of shareholder accounts” as referenced in FINRA Rule 2341(b)(9) and certain other administrative services delineated therein to SSGA FM, the Company and the Total Return Fund. To compensate the Insurers for providing such administrative services, SSGA FM has agreed to pay the Insurers an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets attributable to the Total Return Fund. The Administrative Services Agreement remains in effect for successive one-year periods unless otherwise terminated. The Administrative Services Agreement may be terminated (i) upon mutual agreement of SSGA FM and the Insurer, (ii) either SSGA FM or the Insurer at the end of any one-year term by written notice to the other party at least 30 days before the end of such term, and (iii) automatically upon the termination of the participation agreement between the Company and the Insurer pursuant to which the shares of the Total Return Fund are offered to separate accounts of the Insurer.

Portfolio Managers – Other Accounts Managed

The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectuses who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts and (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any. Except where otherwise stated, no performance fees are paid for the accounts listed below. All information is provided as of December 31, 2018.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)		Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
David Carlson	6	$8.09	2		$0.26		10		$1.43		$9.78
Paul Nestro	6	$8.09	2		$0.26		10		$1.43		$9.78
William Sandow	6	$8.09	2		$0.26		10		$1.43		$9.78
Christopher Sierakowski	6	$8.09	2		$0.26		10		$1.43		$9.78
Dennis Santos(1)	50	$21.81	124		$48.72		323	(3)	$111.40	(3)	$181.93
Shawn McKay(1)	50	$21.81	124		$48.72		323	(3)	$111.40	(3)	$181.93
Michael Martel(2)	50	$21.81	124		$48.72		323	(3)	$111.40	(3)	$181.93
Jeremiah Holly(2)	50	$21.81	124		$48.72		323	(3)	$111.40	(3)	$181.93
Michael Feehily	143	$500.33	251		$281.41		448		$247.59		$1,029.33
Karl Schneider	143	$500.33	251		$281.41		448		$247.59		$1,029.33
Olga Winner	143	$500.33	251		$281.41		448		$247.59		$1,029.33
Mark Johnson	5	$3.98	1		$0.06		74	(4)	$45.24	(4)	$49.28
Matthew Nest	6	$3.98	1		$0.06		168	(5)	$57.90	(5)	$61.94
Scott Brayman	7	$6.67	3		$0.80		67	(6)	$2.51	(6)	$9.98
Robert Anslow	2	$0.11	4		$0.43		37	(7)	$3.09	(7)	$3.63
Frank Latuda, Jr.	2	$0.20	0		$0.00		71		$0.94		$1.14
Marc Shapiro	1	$0.38	3	(8)	$0.03	(8)	232		$1.00		$1.41
Dennison Veru	1	$0.38	0		$0.00		149		$0.16		$0.54
Michael Cook	4	$0.52	4		$0.18		784		$0.82		$1.52
Dean Frankel	6	$1.56	7		$0.57		56	(9)	$6.08	(9)	$8.21
Eric Rothman	5	$0.97	3		$0.11		48		$4.41		$5.49

(1)	The noted portfolio manager of the Small-Cap Equity Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.
(2)	The noted portfolio manager of the Total Return Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.
(3)	Includes 4 accounts (totaling $199.30 million in assets under management) with performance-based fees.
(4)	Includes 2 accounts (totaling $893.08 million in assets under management) with performance-based fees.
(5)	Includes 3 accounts (totaling $1.26 billion in assets under management) with performance-based fees.
(6)	Includes 9 accounts (totaling $438.67 million in assets under management) with performance-based fees.

(7)	Includes 3 accounts (totaling $0.55 billion in assets under management) with performance-based fees.
(8)	Includes 1 account (totaling $22.66 million in assets under management) with performance-based fees.
(9)	Includes 7 accounts (totaling $847 million in assets under management) with performance-based fees.

None of the portfolio managers listed above beneficially owned shares of any of the Funds as of December 31, 2018.

Portfolio Managers – Potential Conflicts of Interest

Portfolio managers at SSGA FM and at each Sub-Adviser may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. Each of SSGA FM and the Sub-Advisers has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

SSGA FM

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

SSGA FM has a conflict of interest in its allocation of assets of the Small-Cap Equity Fund among the various Sub-Advisers. SSGA FM pays the management fees of the Sub-Advisers from its management fees and, therefore, may have an incentive to allocate more assets to Sub-Advisers with lower fees in order for SSGA FM to retain more of its management fee.

CenterSquare

Compensation. The compensation paid to CenterSquare for managing the Fund assets allocated to it is based only on a percentage of assets under management. Although a small number of client accounts pay CenterSquare a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by CenterSquare on particular accounts.

Initial Public Offering (“IPO”) Allocation. If a portfolio manager identifies an IPO that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, CenterSquare has adopted procedures to ensure that it allocates shares of IPOs to the Fund it advises and other client accounts in a manner in which it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

Brokerage Practices. The broker selection process begins with CenterSquare Investment Management’s desire to achieve best execution for its clients.

When selecting a new broker relationship, CenterSquare may consider the following factors:

•	Performance - The broker/dealer should be able to move promptly, both in executing the order and in making deli very or payment for the securities

•	The broker/dealer will have sound back-office procedures and must have adequate regulatory net capital.

•

Execution - In achieving the primary objective of having the transaction executed at the best possible price, consideration is given to the manner in which the transaction is accomplished. For example, whether the transaction is executed on a primary or secondary exchange and whether the transaction is done through a broker working on an agency basis with a commission versus as a dealer buying or selling as a principal.

•	Sound Business Judgment - A number of factors fall into this category of which commission rate is only one. Additional relevant considerations may include:

•	Size of the transaction and the best way to effect the transaction.

•	Experience or knowledge of the particular security’s trading history and access to market sources.

•	Financial responsibility and reputation.

•	Utilization of alternative markets.

•	Quality and quantity of investment and economic research furnished.

Research quality is assessed by our analysts and portfolio managers. Our quality assessment ascertains the breadth and depth of brokers’ written and verbal research reports, along with the brokers’ ability to organize one-on-one meetings with company management. Access to pertinent investment conferences is also considered when selecting brokers.

The annual broker vote conducted by the Portfolio Managers, Traders, and Research Analysts is a key driver of the establishment of brokerage allocation for the current year. These target allocations are monitored periodically during the year based on a review by the Brokerage Committee.

Additionally, there are brokers chosen for execution only (for example ECN or ATS networks). The main criteria when selecting a broker for execution only is amount, frequency of flow and low latency, access to different sources of liquidity, and lower cents per share costs.

It is CenterSquare’s practice to not use affiliated brokers for any security trades, including agency and new initial or secondary deal offerings, executed on behalf of its client accounts.

CenterSquare does participate in a “soft dollar” program which provides research and other services to the Firm in compliance with section 28(e) of the Exchange Act. The use of soft dollar arrangements provides the firm with valuable research services to support the investment decision-making process that benefits the Fund and other clients.

Research. Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. CenterSquare allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, CenterSquare aggregates orders of the Fund it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Champlain

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Champlain has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. Champlain compensates funds’ portfolio managers for their management of the funds. Each fund’s portfolio managers’ compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the fund’s net assets and other client accounts they are managing. Each fund’s portfolio managers also receive benefits standard for all of Champlain’s employees, including health care and other insurance benefits. In addition, portfolio managers may also have an ownership stake in Champlain which would entitle them to a portion of the pre-tax profitability of the firm.

Brokerage Practices. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.

In addition, Champlain may place a combined order for two or more accounts it manages, including a fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a fund may obtain, it is the opinion of Champlain that the advantages of combined orders outweigh the possible disadvantages of combined orders.

Champlain does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, Champlain may select a broker based upon brokerage or research services provided to Champlain. Champlain may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act permits Champlain, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, Champlain may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, Champlain believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which Champlain might utilize fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Champlain may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by Champlain will be in addition to and not in lieu of the services required to be performed by Champlain under an Advisory Agreement. Any advisory or other fees paid to Champlain are not reduced as a result of the receipt of research services.

In some cases the Champlain may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, Champlain makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while Champlain will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Champlain faces a potential conflict of interest, but Champlain believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, Champlain may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide Champlain with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Trade Allocation. Champlain will seek to manage potential conflicts of interest in the following specific respects:

(i) Where a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system which facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) ensuring that the firm’s Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

GlobeFlex

GlobeFlex does not believe that any material conflicts of interest should arise in connection with the management of the Fund and other accounts other than the typical conflicts that arise where there are multiple accounts. Those typical conflicts include the limited time that can be devoted to each strategy or account, even when similarly managed, the allocation of investment opportunities that may be limited and the capacity constraints that can limit the efficient effective investment of new cash. Accounts are managed on a team basis, utilizing a systematic process and accounts within the same strategy typically hold the same securities at generally the same proportionate weightings, subject to client restrictions and cash flows. The type of fee schedule pertaining to an account (asset-based and/or performance) does not affect how GlobeFlex manages an account. Lastly, trades are usually blocked and allocated pro rata among participating accounts. GlobeFlex has adopted policies and procedures that are designed to ensure that all clients are treated fairly.

Compensation. The structure of the compensation of GlobeFlex’s portfolio management team is intended to align with the interests of the Fund and its shareholders. GlobeFlex seeks to incentivize portfolio managers to outperform within structured parameters for stock selection and risk control. All portfolios are managed on a team basis, and compensation is based on the overall success of all accounts under management. There are no special performance-based compensation structures related to any particular accounts under management. GlobeFlex believes its compensation structure minimizes incentives or disincentives that might create any special or material conflicts of interest.

IPO Allocation. GlobeFlex does not cause client accounts to participate in IPOs.

Brokerage Practices. GlobeFlex has discretion in deciding what brokers, dealers, banks and other financial intermediaries and counterparties with or through which to execute or enter into transactions for client accounts (collectively, “Transacting Parties”) and in negotiating Transaction Parties’ compensation arrangements. GlobeFlex generally chooses Transacting Parties on a transaction-by-transaction basis. In addition to paying commissions on transactions effected on an agency basis, GlobeFlex may buy or sell securities directly from or to Transacting Parties at prices that include markups or markdowns and may enter into derivatives transactions with Transacting Parties on terms that provide other compensation to those Transacting Parties. GlobeFlex also uses a variety of execution facilities or agents, such as ITG Posit, Liquidnet, or other electronic crossing networks or dark pools.

In choosing Transacting Parties, GlobeFlex generally seeks “best execution” of securities transactions. What constitutes “best execution” and determining how to achieve it are inherently uncertain, involving qualitative as well as quantitative assessment. GlobeFlex is not required to select the Transacting Party that charges the lowest transaction cost, even if that Transacting Party could provide execution quality comparable to other Transacting Parties, and GlobeFlex expects accounts at times to pay more than the lowest transaction cost available in order to obtain services and products other than pure execution and to achieve quality execution.

GlobeFlex may select Transacting Parties in recognition of the value of various services or products, beyond transaction execution, that they provide. Selecting a Transacting Party in recognition of the provision of services or products other than transaction execution is sometimes known as paying for those services or products with “soft dollars” or as “bundling” the costs of those services or products together with pure execution costs. Section 28(e) of the Exchange Act protects investment managers (such as GlobeFlex) from claims that their use of soft dollars breaches their fiduciary duty to advisory clients—even if the brokerage commissions paid are higher than the lowest available—if the investment manager uses soft dollars only to acquire “research” or “brokerage” products or services, if it determines that the commissions involved are reasonable light of the brokerage and research services and products provided, and if certain other conditions are met. Services or products generally qualify as “research” under Section 28(e) if they constitute advice, analyses, or reports that express reasoning or knowledge as to the value of investing in or trading securities or as to issuers, industries, economic factors and trends, portfolio strategy, or performance, but only to the extent GlobeFlex uses them for lawful and appropriate assistance to GlobeFlex in making investment decisions for our clients. “Brokerage” services and products are those used to effect securities transactions for GlobeFlex’s clients or for functions that are incidental to effecting those transactions (such as clearance, settlement, or short-term custody related to effecting, clearing, or settling transactions) or regulatorily required in connection with transactions.

GlobeFlex uses soft-dollar-acquired products and services in managing all accounts, regardless of the size or amount of soft dollar “credits” they generate. In determining the reasonableness of “bundled” commissions, GlobeFlex does not typically evaluate the value of those products and services in relation to any particular transaction or transactions or in relation to investment decisions for, or soft dollars generated by, any particular account(s). Rather, consistent with Section 28(e), GlobeFlex considers the value that those products and services contribute to our performance of our overall responsibilities to all our clients (or all clients with substantially the same strategy), even when our use of services or products could be viewed as providing benefits to clients other than those whose accounts generated the soft dollars.

GlobeFlex uses some products or services not only as “research” (i.e., to assist in making investment decisions for clients or for effecting securities transactions) but also for our administrative and other purposes as well. These are known as “mixed use” products or services. GlobeFlex makes a reasonable allocation of the cost of those products and services so that only the portion of the cost that is attributable to our use of the products and services for research or brokerage purposes is paid with commission dollars; GlobeFlex pays the balance. GlobeFlex’s interest in making such an allocation will differ from clients’ interests, in that GlobeFlex has an incentive to maximize the research and brokerage portions of the cost in order to minimize the portion it must pay directly.

Although its use of soft dollars for research and brokerage services and products is protected by Section 28(e), because GlobeFlex benefits from, and would otherwise have to pay cash for, those services and products, using soft dollars for research and non-execution brokerage services and products involves a conflict of interest. While GlobeFlex believes its procedures prevent that conflict from adversely affecting its investment management services, using soft dollars creates incentives to, among other things: (i) pay Transacting Parties higher compensation than what would be payable to Transacting Parties that do not provide the services or products; (ii) select Transacting Parties that do not provide the best possible price; and (iii) effect more transactions than might otherwise be optimal. The Firm may also have an incentive to prefer services and products that that are available using soft dollars over those that may not be.

Some clients have made arrangements independent of their relationship with GlobeFlex to receive rebates or similar benefits from certain Transacting Parties pursuant to “commission recapture” plans. Under these arrangements, covered transactions generally do not generate soft dollar credits. If such transactions were to constitute a significant portion of GlobeFlex clients’ overall transaction volume, they could be viewed as creating an incentive for GlobeFlex to increase its overall transaction volume, in order to generate the same amount of soft-dollar credits it would have generated absent commission recapture direction. In addition, to the extent directions of these kinds reduce a particular client’s share of soft dollar generation, other clients could be viewed as bearing a greater proportion of the research costs than their proportionate benefit from the acquired research among all clients, including the client(s) with the special directed brokerage arrangement(s).

A small number of clients pay GlobeFlex a research fee in lieu of having commissions from their accounts used to generate soft dollar credits. Their accounts generally transact in the same securities, in the same proportions, and participate in aggregated transactions on the same terms, as other accounts, except that their commissions include only the “execution” component, not the bundled soft dollar credit component. In exchange for the research fee, GlobeFlex bears the total amount of research-related expense those accounts would have borne if their commissions had generated soft dollar credits – even when that share exceeds the research fee. Because of the consistency of security selection among client accounts within investment strategies, and GlobeFlex’s general policy of aggregating orders, determining those accounts’ “share” of research and brokerage expense otherwise paid for with soft dollar credits is largely formulaic, based on transactions actually effected. However, differences in clients’ objectives, policies, and other elements of their investment management agreements could at times cause differences in trading activity that could require GlobeFlex to exercise discretion in determining the amount of such credits the research-fee accounts would otherwise bear. If that were to occur, GlobeFlex would have an incentive to determine the research-fee accounts’ “shares” of research expenses in a manner that reduces the amount GlobeFlex bears and causes the amount paid with soft dollar credits generated from other clients’ accounts to be higher than it would be if the research-fee arrangements were not in place.

Trade Allocation. GlobeFlex generally aggregates the orders of accounts that are buying or selling the same security at the same time and allocates the securities or proceeds arising out of those transactions, and the related transaction expenses, on an average price basis among the various participants. GlobeFlex believes combining orders in this way is, over time, equitable and advantageous to all participants. However, the average price could be less advantageous to any particular account than if that account had been the only account effecting the transaction or had completed its transaction before the other participants.

At times, when GlobeFlex is unable to buy or sell the desired amounts for all similarly situated accounts and it is impracticable or impossible to allocate the amounts actually bought or sold proportionately among all those accounts, GlobeFlex must allocate the transaction results among fewer than all those accounts. Separately, client-specific factors, including brokerage direction, may cause some transactions for some accounts (including GlobeFlex proprietary accounts) to be executed separately from aggregated transactions in which most accounts participate. In these types of circumstances, GlobeFlex allocates trading opportunities (including participation in partial fills and determining the order in which disaggregated transaction orders are placed relative to aggregated orders) on bases it considers equitable to all accounts over time, including, in appropriate cases, through rotational selection.

Kennedy

Compensation. Kennedy’s compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align Kennedy’s employees’ interests with those of clients. Kennedy believes that its measures are highly objective and significantly driven by the performance contribution attributable to each investment professional.

Brokerage Practices. Certain broker-dealers through whom Kennedy executes trades may provide research, brokerage products or other services (collectively “Products and Services”). The Products and Services may be useful for all client accounts, and not all research may be useful for the account for which the particular transaction was effected. Kennedy seeks to limit its soft commission use to those research and brokerage services and products that it believes facilitate the investment decision making process and otherwise comply with the SEC’s interpretations of Section 28(e). Kennedy may select broker-dealers that may be paid commissions for effecting transactions for their clients that exceed the amounts other broker-dealers would have charged for effecting these transactions if it determines in good faith that such amounts are reasonable in relation to the value of the Products and Services provided by those broker-dealers, viewed either in terms of a particular transaction or in the overall duty to their clients. Kennedy believes that research obtained with soft dollars benefits all of its clients regardless of strategy.

Trade Allocation. To address potential conflicts Kennedy has developed a trade allocation policy which provides that all accounts are treated similarly to any other client account and in a manner that it believes does not conflict with the interests of any client. It is Kennedy’s policy that accounts are traded according to its stated policies and allocated fairly so that no one account or strategy is favored over another. Kennedy generally aggregates orders of all portfolios where it is buying or selling the same security at the same time with the participating accounts generally receiving the same average price and proportional share of execution expenses. Trades are allocated to participating accounts on a pro-rata basis.

Palisade

Compensation. The compensation paid to Palisade for managing the Fund assets allocated to it is based only on a percentage of assets under management. Although a small number of client accounts pay Palisade a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by Palisade on particular accounts.

IPO Allocation. If a portfolio manager identifies an IPO that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Palisade has adopted procedures to ensure the fair and equitable allocation of IPO shares to the Fund it advises and other client accounts consistent with its fiduciary obligations to each of its clients. Palisade generally invests in and allocates IPOs to eligible accounts based on the target amount submitted in advance by the portfolio managers for each strategy for accounts which are eligible to participate in IPOs.

Brokerage Practices. Palisade generally determines the broker or dealer through which client transactions will be effected on a transaction-by-transaction basis (although some clients direct Palisade to use a particular broker or dealer for a portion of the transactions in their accounts). Palisade receives benefits other than execution from various broker-dealers in connection with client securities transactions. Consistent with its duty to seek best execution, Palisade typically directs client orders to broker-dealers in recognition of research and/or order execution services furnished by them, as permitted by Section 28(e) of the Exchange Act. In some cases, research services that are generated by third parties are provided by or through broker-dealers. Clients may pay commissions higher than those charged by other broker-dealers in return for soft dollar benefits. Palisade does not attempt to allocate the relative costs or benefits of soft dollar benefits such as research to client accounts proportionately to the soft dollar benefits generated by the account. Palisade believes that the soft dollar benefits (including research) are, in the aggregate, of assistance in fulfilling its overall responsibilities to clients.

Trade Allocation. Consistent with its duty to seek best execution, Palisade typically buys and sells securities on a “bunched” or aggregated basis for eligible accounts, so long as transaction costs are shared equitably and on a prorated basis between all accounts included in any such trade. While Palisade will always try to allocate investment opportunities and the results of transactions pro rata in the first instance, Palisade may allocate on a basis other than pro rata, if, under the circumstances, Palisade believes that such other method of allocation is reasonable, does not result in improper or undisclosed advantage or disadvantage to participating accounts, and results in fair access, over time, to investment and trading opportunities for all eligible accounts. Palisade will consider factors such as: investment objectives and style; risk/return parameters; legal, regulatory, and client requirements or restrictions; tax considerations; account size; sensitivity to turnover; and available cash and cash flows.

SouthernSun

Compensation. The compensation paid to SouthernSun for managing the Fund is based only on a percentage of assets under management. In limited instances, SouthernSun may enter into performance fee arrangements with qualified clients. SouthernSun has implemented policies and procedures designed to ensure that all clients are treated fairly and to prevent a conflict from influencing the allocation of investment opportunities among clients.

IPO Allocation. SouthernSun does not participate in IPOs as a routine practice. In the rare event that it does so in the future, allocation among client accounts would follow similar policies as those relating to aggregate trades.

Brokerage Practices. As an investment advisory firm, SouthernSun has a fiduciary and fundamental duty to seek best execution for all client transactions and, as a matter of policy and practice, does seek to obtain best execution for client transactions. Although SouthernSun may, at times, elect to support its clients’ request for participation in established commission recapture or discount programs, SouthernSun’s duty to seek best execution, pursuant to established best execution policies, will dictate broker selection for all client transactions. In the event that a client requests SouthernSun to participate in a commission recapture or discount program and SouthernSun agrees, the firm will discuss the request with the client to confirm the firm’s understanding of the program and to implement. Notwithstanding the foregoing, participation in a commission recapture or discount program may compromise SouthernSun’s ability to seek best execution.

SouthernSun has a best execution process where brokers are evaluated on the following criteria: qualitative information and a quantitative performance which is currently based on transaction cost analysis data. The commissions charged must be, in SouthernSun’s judgment, reasonable under the circumstances in light of the value of all services provided.

During the routine course of business, SouthernSun’s trading desk selects a broker for each discretionary trade, unless restricted by contract or explicit client instructions, and takes into consideration certain factors (e.g. execution, responsiveness, anonymity, access to liquidity, geographic location, size and specialty of the firm, flexibility, etc.) for the given security at that period in time in an attempt to facilitate best execution. For example, depending on the size of the trade, the same broker is not always the best source of liquidity every time SouthernSun elects to trade that position. SouthernSun may have advisory relationships with affiliates of brokers selected for each trade; however, such relationships are not the determinant in the firm’s broker selection process. SouthernSun may or may not elect to solicit competitive bids or offers for a particular transaction based on the trading desk’s judgment of the potential benefit or harm to the execution of that transaction. Prior to adding a new broker to the approved broker list, the Chairman of the Best Execution Committee will notify the Committee of the new potential broker, including the rationale for presenting the broker. The Compliance and Legal Team must also screen the broker to determine if there are any significant deficiencies from a due diligence perspective. If a screened broker has significant deficiencies identified by the Compliance and Legal Team, or warrants further review for other reasons, the Best Execution Committee must review the results and opine on the addition of any new broker. For purposes of ongoing due diligence, the Compliance and Legal Team will periodically send current brokers a due diligence questionnaire and will review responses for any notable business, regulatory, or legal updates. As part of the semi-annual Best Execution meeting, the Committee will review each broker’s performance, determine any underperformance based on various factors, and remove any brokers from the Approved Broker List as needed.

SouthernSun receives research and other services including, but not limited to, access to conferences, management meetings, and plant and facility tours from brokers with whom SouthernSun trades as well as brokers who are trying to solicit business but with whom SouthernSun does not currently have a trading relationship. For those situations in which we receive research and other services from brokers with whom we trade, these are considered “soft dollar” benefits that fall within the safe harbor provision of Section 28(e)

of the Exchange Act. However, SouthernSun is under no obligation to trade with any broker and does not adjust commission rates for research and other services. These services are used for the benefit of all applicable clients irrespective of the nature of the relationship. SouthernSun does not attempt to allocate such services proportionately to clients based on the soft dollar benefits generated by their respective accounts. SouthernSun pays a negotiated rate in cents per share or per transaction or in basis points depending on the broker, but SouthernSun does not currently have any formal soft dollar arrangements with any broker.

Trade Allocation. SouthernSun generally adheres to a trade sequence when investing for accounts under similar investment policies and objectives. SouthernSun’s trade sequence typically includes two steps:

1)	Fully discretionary trading relationships and

2)	Captive or directed trading relationships

Unified Managed Accounts (“UMA”) or model relationships are typically provided investment model updates only if there is a change in the target weightings and the trade sequence has completed the first two steps. In limited instances, SouthernSun provides additional trading information to certain UMA managers based on contractual obligations and/or the sophistication and capabilities of UMA manager’s methodology for receiving such information. Fully discretionary separately managed accounts (“SMAs”) generally utilize the same investment strategies offered to wrap programs, but wrap accounts may experience performance dispersion relative to SMAs, and one another, as a result of investment discretion and brokerage selection differences, among other reasons. Each account and/or trading relationship in step 2 is placed in a randomizer giving each relationship an equal opportunity in the sequence of trading. Upon completion of each designated trade, accounts or aggregated groups of accounts are moved to the end of the list and progress upward as subsequent trades are initiated across similar accounts. The trade sequence may be altered or not completed at the discretion of the Investment Team or the trading desk, depending on the time of trade, liquidity conditions, and the broker’s ability to complete the trade, in order to facilitate best execution. In addition, any employee-related pooled vehicles will be traded in the same manner and subject to all of the trading procedures in this section (i.e. cycle, aggregation, and allocation), as well as the overall principles of Brokerage Practices discussed in Item-12 of the firm’s Form ADV Part 2.

SouthernSun may aggregate client purchase and sale orders of securities with those of other clients if, in SouthernSun’s judgment, such aggregation is reasonably likely to result in an overall economic benefit to its clients, better execution price, lower commission expenses, beneficial timing of transactions, or a combination of these and other factors. SouthernSun may also consider a cross trade if it is permissible, determined to be a mutually beneficial opportunity for both sides of the trade, and executed at arm’s length. Any cross trades that occur must be approved by a member SouthernSun’s Compliance and Legal Team and are documented and maintained in a file at SouthernSun.

Partially filled orders are generally allocated on a prorated basis in order to achieve comparable gross exposure levels per each security position held or traded. Orders filled with less than 25% of the total order size are typically allocated on a random basis across similar accounts. Similar accounts are defined as a common investment strategy, trading venue, or both.

These allocation guidelines could be altered for accounts that pay commissions on a per trade basis rather than a per share basis, or other client-directed requests. Orders that are not completed retain priority in subsequent trading, subject to the conditions previously mentioned.

Portfolio Managers – Compensation

Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at SSGA FM and each of the Sub-Advisers.

SSGA FM

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

CenterSquare

CenterSquare uses two portfolio managers to co-manage the Fund assets. The portfolio managers may manage assets in other managed accounts. CenterSquare pays its portfolio managers competitive salaries.

CenterSquare’s compensation structure is comprised of base pay and annual incentive compensation. Individuals’ packages are designed with the appropriate component combinations to match specific positions. The components of the compensation structure as it relates to senior investment staff include the following:

•	Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.

•

Annual Cash Bonus: the annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values. The annual cash bonus plan pool is computed based on the profitability of the firm.

•	Equity grant awards: management has reserved equity grant awards for employees based on a number of factors including exemplary performance and contributions to the company.

The current compensation structure was formulated with the intent of attracting and retaining high caliber professional employees. CenterSquare, as a fiduciary, is committed to providing the necessary resources to maintain the quality of its services for the Fund.

Champlain

All employees and partners have a base salary, along with participation in a discretionary bonus plan. In addition, partners participate in pre-tax profit distributions.

GlobeFlex

The GlobeFlex portfolio management team is compensated by fixed base salary and an annual performance bonus linked to both qualitative and quantitative measures, as determined by Marina Marrelli, CEO, and Robert Anslow, CIO. Bonus compensation is tied directly to both short- and long-term success factors, including overall performance of all GlobeFlex equity strategies relative to appropriate peer groups and benchmarks over one (short-term) and three-year (long-term) periods, as well as contribution to GlobeFlex’s original research effort, and general value-added to the team. Performance is measured on a pre-tax basis and all forms of compensation are in cash. Members of the portfolio management team that are GlobeFlex partners receive equity distributions based on firm-wide profits. In addition, they participate in all other group benefits offered to all GlobeFlex employees, such as retirement and health plans.

Kennedy

Kennedy’s compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align Kennedy’s employees’ interests with those of clients. Kennedy believes that its measures are highly objective and significantly driven by the performance contribution attributable to each investment professional.

Portfolio Manager Compensation

Portfolio manager compensation begins with a base salary and is typically augmented by both quarterly and annual bonuses. Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a trailing one-year basis, and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation, including annual bonuses, are typically based on the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.

Assistant Portfolio Manager Compensation

In line with the way portfolio managers are compensated, assistant portfolio managers (“APMs”) at Kennedy receive a combination of fixed and variable pay. APMs may continue to perform research on stocks in one or more economic sectors, and may therefore be compensated in part by tracking a “shadow” portfolio designed to emulate the performance of clients’ accounts.

Palisade

Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for a variable annual performance-based incentive bonus. The incentive bonus is based on a combination of the firm’s overall results and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Small-Cap Equity Fund, based in part on the Fund’s objective performance over the past one-, three- and five-year periods against the Russell 2000® Index benchmark and the Small-Cap Equity Fund’s ranking within an appropriate peer group comprised of the eVestment U.S. Small Core Equity Universe and other subjective factors. Palisade’s investment professionals may also receive discretionary bonuses tied to the performance of Palisade, the Small-Cap Core Equity team, and the individual. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm’s profits.

Palisade maintains a Unit Appreciation Rights (“UAR”) Plan, whereby key employees of Palisade, including all eligible members of the Small Cap Core Equity team, participate in the UAR Plan. This plan provides an opportunity for each participating employee to share in the appreciation of Palisade’s equity value over time, similar to a stock option plan in a publicly traded company.

All employees are eligible for Palisade’s 401(k) plan, group life, health and disability insurance programs.

SouthernSun

The compensation and interests of SouthernSun’s portfolio manager are aligned with his clients. The portfolio manager is compensated by a fixed salary, bonus compensation, retirement and 401(k) Plan contributions, potentially profit sharing, and ownership distributions.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies pursuant to which the Company delegates the responsibility for voting proxies relating to portfolio securities held by the Funds, other than the Small-Cap Equity Fund, which is sub-advised by Champlain, GlobeFlex, Kennedy, Palisade and SouthernSun and the Real Estate Securities Fund, which is managed by CenterSquare, to SSGA FM as part of the Adviser’s general management of the Funds, subject the Board’s continuing oversight. The Company’s proxy voting procedures are located in Appendix B, and the Adviser’s proxy voting policy is located in Appendix C.

Subject to SSGA FM’s recommendation and review of the proxy voting policies of each Sub-Adviser, the Board has delegated the responsibility for voting proxies to Palisade, Champlain, GlobeFlex, Kennedy and SouthernSun for the Small-Cap Equity Fund and CenterSquare for the Real Estate Securities Fund.

At least annually, SSGA FM and each Sub-Adviser will present to the Board its proxy voting policy. In addition, SSGA FM and each Sub-Adviser will notify the Board of any material change to its policy promptly and no later than the next regular Board meeting after the material change occurs.

Summarized below are the proxy voting policies and procedures of each Sub-Adviser.

Summary of Champlain’s Proxy Voting Policies and Procedures

Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to its clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Champlain maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Champlain’s proxy policies and practices. Champlain’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of Champlain’s written proxy policy and procedures and/or the record of proxy votes for a client’s portfolio will be provided to that client upon request.

Champlain’s policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, a client’s account or the issuers of those securities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients, (ii) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities, (iii) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients, and (iv) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Proxy Voting Managers have the responsibility for the implementation and monitoring of Champlain’s proxy voting policy, practices, disclosures and record keeping, including outlining Champlain’s voting guidelines in its procedures.

Procedure

Champlain has adopted comprehensive proxy voting procedures to implement the firm’s investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;

•	The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;

•

Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below;

•	The Proxy Voting Managers will complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•

Champlain will conspicuously display information in its Disclosure Document summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers.

•

In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Small Cap and Mid Cap Voting Guidelines

Proxy Voting Philosophy

Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, Champlain will engage in a rigorous appraisal and evaluation process in which Champlain’s proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of Champlain’s clients.

Using Management Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with Champlain’s assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s board of directors, and a cornerstone of sound corporate governance. To that end, Champlain will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee

Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. Champlain will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. Champlain supports shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, Champlain conducts a full review of each proposal and vote in the best interests of clients.

Anti-takeover measures generally opposed:

•	Classification of the board of directors

•	Shareholder rights plans (poison pills)

•	Greenmail

•	Supermajority rules to approve mergers or amend charter or bylaws

•	Authority to place stock with disproportionate voting rights

•	Golden Parachutes

Shareholder resolutions generally supported:

•	Rescind or prohibit any of the above anti-takeover measures

•	Annual voting of directors; repeal classified boards.

•	Adoption of confidential voting

•	Adoption of cumulative voting

•	Redeem shareholder rights plans

•	Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. Champlain will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Champlain will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, Champlain will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (i) dilution of less than 2% per annum, (ii) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (iii) strike prices set systematically, (iv) options cost expensed, and (v) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. Champlain will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. Champlain withholds votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

•	Allow shareholder control of corporate charitable contributions

•	Exit the nuclear power business

•	Adopt the MacBride Principles

•	Adopt the Ceres Principles

•	Stop doing business with the U.S. Department of Defense

•	Stop using animals for product testing

•	Make donations to a pro-life or pro-choice advocate

•	Stop donations to a pro-life or pro-choice advocate

•	Move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is Champlain’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest

•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.

•

Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the Proxy Voting Managers will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Emerging Markets and Emerging Markets Small Cap Voting Guidelines

Proxy Voting Philosophy

Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, Champlain will engage in a rigorous appraisal and evaluation process in which Champlain’s proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of Champlain’s clients.

Using Management and External Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with Champlain’s assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients. Champlain may rely upon external proxy advisors to provide an English-language translation of ballots when one is not offered by the company itself. Champlain may also consider the recommendations of external proxy advisors in its evaluation of ballot items, however, all votes will be made in accordance with Champlain’s guidelines and in the best interest of Champlain’s clients.

Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s board of directors, and a cornerstone of sound corporate governance. Champlain seeks to balance a board of directors that is financially motivated for the company to succeed with a board that provides independent voices who are able to both support and challenge management. While Champlain is generally supportive of independent directors having large roles on a board, Champlain will not vote for or against any director solely because of their independence or lack thereof.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. Champlain supports shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, Champlain conducts a full review of each proposal and vote in the best interests of clients.

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore Champlain carefully considers proposals to authorize increased common shares, and generally limit authorization to funding needs compelling management uses, and proposals that issue stock at attractive prices. Champlain will generally vote for proposals to increase common shares for a stock split. Champlain is generally supportive of management efforts to return capital to shareholders through dividends and stock buybacks (at reasonable valuations) if there are not alternative uses of the capital and the payout does not cause the company to become overleveraged. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Because of the wide variance in executive compensation norms by country, Champlain will evaluate these matters on a case-by-case basis, with the goal of allowing companies to attract and retain talent without unjustly burdening shareholders.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Auditors

Auditors serve as a key check on management and, through their opinion on a company’s financial statements, a key source of information to Champlain as investors. Champlain generally votes to ratify auditors unless they do not appear independent, for example by receiving substantial compensation for non-audit services, or because the company’s business is a large portion of the auditor’s total practice. Champlain also generally supports the board’s ability to set auditor compensation as long as there is not evidence that such compensation is excessive.

Costs or Other Consequences of Voting

In certain cases, Champlain recognizes that voting might incur a cost, either financially or by restricting its ability to trade on behalf of its investors. For example, a company might ask for approval of its directors, but not announce their names until the in-person annual meeting begins, necessitating an in-person visit and hiring of a translator to vote. In such cases, Champlain will balance the costs and liquidity implications of a vote with the perceived benefits of voting on the particular matter, with the overall goal of doing what is in its investors’ best interests. As a result, there may be instances where Champlain abstains from voting.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship.

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is Champlain’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest

•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.

•

Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the Proxy Voting Managers will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients’ Cash Sweep and Account Transition Holdings

Champlain will vote in line with management’s recommendation on proxies for money market funds held for a clients’ cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Recordkeeping

The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	A record of each vote that Champlain casts;

•	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response;

•	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

Summary of GlobeFlex’s Proxy Voting Procedures

GlobeFlex utilizes a third party service provider (the “Proxy Service”) to conduct proxy voting. Under a service agreement, the Proxy Service keeps GlobeFlex apprised of shareholder meeting dates of securities holdings, makes copies of proxy materials available for GlobeFlex’s review upon request, and votes proxies in accordance with its guidelines or instructions. The Proxy Service maintains all necessary proxy voting records including documentation of why and how votes were cast for clients. The Proxy Service is notified of proxy guidelines provided by clients and is instructed to vote for those specific clients according to their custom policies. The Proxy Service will keep records of such custom policies and voting history.

The Proxy Service has formulated guidelines, based on their research, which set forth positions on recurring issues. GlobeFlex reviews these guidelines periodically, identifying changes and evaluating accordingly. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. GlobeFlex’s voting decisions are then communicated to the Proxy Service.

Although GlobeFlex may consider the Proxy Service’s recommendations on proxy issues, GlobeFlex bears the ultimate responsibility for proxy voting decisions. For ERISA plans for which GlobeFlex votes proxies, GlobeFlex is not relieved of its fiduciary responsibility by following directions of the Proxy Service or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

Identifying and resolving conflicts of interest

Potential conflicts of interest

A potential conflict of interest arises when GlobeFlex has business interests that may not be consistent with the best interests of its client. The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

•	GlobeFlex retains an institutional client, or is in the process of retaining an institutional client that is (or is affiliated with) an issuer that is held in GlobeFlex’s client portfolios.

•	GlobeFlex retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GlobeFlex’s client portfolios.

•	GlobeFlex employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

•	A GlobeFlex employee personally owns a significant number of an issuer’s securities that are also held in GlobeFlex’s client portfolios.

Identifying conflicts of interest

GlobeFlex realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO of any material conflict that may impair GlobeFlex’s ability to vote proxies in an objective manner. The CCO monitors for conflicts. GlobeFlex has also hired a third-party compliance consulting firm. GlobeFlex will consult with this firm and/or outside counsel if any possible conflicts arise.

In addition, any attempts by others within GlobeFlex to influence the voting of client proxies in a manner that is inconsistent with the Proxy Voting Policy shall be reported to the CCO. Further, any attempts by persons or entities outside GlobeFlex to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to the CEO, CIO and legal counsel.

Resolution of conflicts of interest

Upon detection of a material conflict of interest, the proxy in question will be voted in accordance with the pre-determined policy recommendation of the Proxy Service.

Recordkeeping

GlobeFlex shall maintain the following types of historical records:

Client requests to review proxy votes:

•	Any request, whether written (including email) or oral, received by any employee of GlobeFlex, must be promptly reported to Client Service. All written requests must be retained in the permanent file.

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In order to facilitate the dissemination of proxy voting records to clients, Client Service may distribute to any client requesting proxy voting information the complete proxy voting record of that client for the period requested.

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Client Service will furnish the information requested, free of charge, to the client within a reasonable time period. GlobeFlex will maintain a copy of the written record provided in response to a client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy voting policy and procedures:

•	GlobeFlex will maintain the current Proxy Voting Policy, as well as all past versions for the last 7 years.

Proxy voting records:

•	A record of how client proxies were voted (such records are also maintained by the Proxy Service).

•	Documents prepared or created by GlobeFlex that were material to making a decision on how to vote, or that memorialized the basis for the decision.

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Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions and the like that were material in the basis for GlobeFlex’s decision.

Disclosure

GlobeFlex will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy, and (ii) information about how clients may obtain information on how GlobeFlex voted their securities.

Proxy Solicitation

As a matter of practice, GlobeFlex will not reveal or disclose to any unrelated third-parties or issuers how GlobeFlex may have voted or intends to vote a particular ballot.

The CCO is to be promptly informed of the receipt of any solicitation from any person on how to vote on behalf of clients, and the CCO shall handle all responses to such solicitations. At no time may any employee accept any remuneration in return for the voting of proxies.

Summary of Kennedy’s Proxy Voting Policies and Procedures

Introduction

Rule 206(4)-6 and rule amendments under the Advisers Act, which became effective August 6, 2003, are designed to ensure that investment advisers fulfill their fiduciary obligation when voting client proxies. Disclosure requirements include:

(i)

investment advisers that exercise proxy voting authority for clients must describe the firm’s proxy policies and procedures, and upon request, provide clients with a copy of those policies and procedures; and

(ii)	advisers must describe how clients may obtain information on how their securities were voted.

Kennedy has adopted the following policies with respect to voting proxies on behalf of its clients:

1.

Kennedy’s written proxy voting policy, which is updated and supplemented from time-to-time, will be provided to each client for which Kennedy has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;

3.	The proxy voting policy is consistently applied and records of votes maintained for each client;

4.	Kennedy documents the reasons for voting, including exceptions;

5.	Kennedy maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;

6.	Kennedy monitors such voting for any potential conflicts with the interests of its clients; and

7.

Kennedy maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.

Conflicts of Interest

Kennedy is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and provides sub-advisory services to investment companies, wrap fee programs, model programs as well as to clients of consultants and other investment advisors as described in Kennedy’s Form ADV. The management fees collected from such clients are Kennedy’s principal source of revenue. With respect to the fees received for advisory services rendered, conflicts of interest may occur when Kennedy must vote on ballot items of the public companies for which it manages assets and, in certain cases, Kennedy may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To mitigate potential conflicts of interest or the appearance of conflicts, Kennedy does not allow employees to sit on the board of directors of any public company without Senior Management approval. To the extent that such conflicts occur, Kennedy will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to Kennedy’s interests. Kennedy may, in selected matters, consult the Proxy Voting Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

The Proxy Voting Committee has a duty to make reasonable investigation of information relating to conflicts of interest. The Proxy Voting Committee is chaired by the Chief Executive Officer and is comprised of the Chief Operating Officer, the Director of Research, the CCO, the Director of Portfolio Operations and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum. The Proxy Voting Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict—in which case the committee member will abstain from voting.

Engagement of Service Provider

In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge®”). With the assistance of Broadridge, Glass Lewis & Co., LLC (“Glass Lewis”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Kennedy through Glass Lewis include access to Glass Lewis research analysis and their voting recommendations. Services provided to Kennedy through ProxyEdge® include receipt of proxy ballots, vote execution based upon the recommendations of Glass Lewis, access to the voting recommendations of Glass Lewis, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge® also maintains proxy voting records and provides Kennedy with reports that reflect the proxy voting activities of client portfolios. Kennedy uses this information for appropriate monitoring of such delegated responsibilities.

Kennedy may, under soft dollar arrangements, pay for no more than the cost allocated to research services. The cost of that portion of the services not constituting “research” for the purposes of Section 28(e) (“mixed-use” services) will be reimbursed to the broker-dealer provider. Presently, Broadridge’s services are not provided to Kennedy by a broker-dealer under a soft dollar arrangement.

Proxies are voted through the ProxyEdge® application in accordance with one of two proxy voting platforms offered by Kennedy. It is the client’s decision as to which set of guidelines will be used to vote its proxies. Not all clients delegate proxy voting authority to Kennedy; however, Kennedy is deemed to have voting authority in the absence of a specific delegation of authority and will vote in accordance with the Standard Policy under such circumstances.

Policies Available

•	Standard policy—generally voted in conformity with the Glass Lewis Proxy PaperTM Policy Guidelines (the “Standard Policy”).

•

Catholic policy—generally voted in conformity with the Glass Lewis Catholic Policy (the, “Catholic Policy”), an addendum to the Glass Lewis Proxy PaperTM Policy Guidelines, and based largely on the principles set forth by the United States Conference of Catholic Bishops.

The Standard Policy is the default policy to be used for voting proxies for all clients’ accounts (both ERISA and non-ERISA related) unless the client specifically selects the Catholic Policy. Kennedy declines clients’ requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis.

Kennedy generally votes proxy ballots for its clients using a proxy voting service to help fulfill voting obligations, although some clients may choose to retain voting responsibility. Unless otherwise instructed, Kennedy will undertake to vote proxies. Kennedy must make proxy voting decisions solely in the best interests of its clients and will place clients’ interests above its own interests.

Kennedy generally follows the recommendation of Glass Lewis. For proxies relating to issues not addressed in the guidelines, the vote will be referred back to Kennedy. A client is encouraged to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the two policies offered by Kennedy. Kennedy does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself. Kennedy may direct that proxies be voted in a manner different from that recommended by Glass Lewis. However, when Kennedy’s interests conflict with the interests of its clients, the recommendation of the proxy voting service will be followed. Additionally, Kennedy may seek guidance from its Proxy Voting Committee to resolve material conflicts of interest.

Securities Lending Arrangements

The client may contract with its selected custodian to participate in a securities lending program. Under most securities lending arrangements, securities on loan to a borrower on the proxy record date is not voted by the lender unless the securities are recalled prior to the record date for the vote. As a general matter, Kennedy will not attempt to ask custodians to recall securities engaged in lending programs to facilitate proxy voting; therefore, the responsibility to vote proxies for securities on loan will typically reside with the borrower rather than the lender.

Voting for non-U.S. Issuers

Although it is Kennedy’s policy to seek to vote all proxies for the securities held in a client’s account(s) for which it has been delegated proxy voting authority, in the case of non-U.S. issuers proxies are voted on a best efforts basis. Generally, research coverage of non-U.S. issuers is issued through Glass Lewis. Voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.

Custodian Considerations

A custodian may, in its sole discretion, determine that it will provide proxies to Broadridge for U.S. domestic companies, but not for non-U.S. issuers. Or, custodians may determine to provide proxies for non-U.S. issuers only to its selected proxy voting provider. In these instances, Broadridge is not able to vote proxies for non-U.S. issuers held in a client’s account.

It is important to understand that from time-to-time custodian issues may arise which are beyond Kennedy’s control. In the event a client delegates proxy voting authority to Kennedy, it remains the client’s obligation to instruct their custodian to forward applicable proxy materials directly to Broadridge so that their shares can be voted. Although Kennedy makes its best efforts to make sure that the client’s custodian has received Kennedy’s instructions through Broadridge, it is the responsibility of the client’s custodian to acknowledge receipt of the instructions and to establish the account correctly in order for proxy materials to be submitted to Broadridge in a timely manner. Kennedy is not able to vote shares if Broadridge does not receive proxy materials on a timely basis from the custodian.

It is within each custodian’s discretion as to whether it will provide ballots to Broadridge for issuers whose stocks are held in each client’s account. Instead, a custodian may select its own proxy voting provider and choose not to provide proxy ballots to Broadridge. In these instances, Broadridge is not able to vote proxies for the client’s account and Kennedy will not be able to accept voting authority for the client’s account.

When voting ballots, it is within each custodian’s discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, the custodian must rely on its internal records to differentiate the various underlying holdings. In these instances, Broadridge will not be able to provide Kennedy with a detailed history of voting records at the individual client account level.

Kennedy maintains written proxy voting policies and procedures as required by Rule 206(4)-6 under the Advisers Act. A copy of Kennedy’s complete proxy voting policy and procedures may be obtained by writing Kennedy Capital Management, Inc., 10829 Olive Boulevard, St. Louis, Missouri 63141.

Except as otherwise required by law, the Firm has a general policy of not disclosing proxy voting records to an unaffiliated third party.

Summary of Palisade’s Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures (“Palisade Proxy Policy”) of Palisade, a sub-adviser, on behalf of Palisade’s Allocated Assets of the Small-Cap Equity Fund. Subject to SSGA FM’s and the Board’s continuing oversight, the Board delegates the responsibility for voting these proxies to Palisade. The Palisade Proxy Policy will be presented to the Board at least annually and Palisade will notify SSGA FM and the Board of any material changes to the Palisade Proxy Policy at the next regular meeting after the material change occurs.

Palisade will vote proxies in accordance with clients’ economic interests and in accordance with Palisade’s established policies and procedures. Palisade has contracted with a third party proxy voting agent to assist with carrying out its policy.

Palisade will retain all proxy voting books and records for the required period of time, including a copy of each proxy statement, a record of each vote, a copy of any document created that was used while deciding how to vote, and a copy of each written client request for information on how Palisade voted.

If Palisade exercises voting authority on behalf of a Palisade client and maintains investment supervision of such client’s securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those client securities:

Proxy Voting Procedures

The proxy voting agent (the “Proxy Agent”) provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the agent’s guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). Clients may obtain a copy of the Guidelines by submitting a request to Palisade: (i) by mail at: Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024-7102, (ii) call (201) 585-7733, or (iii) send an email to investorrelations@palcap.com.

Palisade’s Compliance Department is responsible for monitoring receipt of research and recommendations from the Proxy Agent, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting (if necessary), and for ensuring that client proxies are voted and submitted to the Proxy Agent in a timely manner. However, if Palisade does not send its vote preference to the Proxy Agent before the voting deadline, the Proxy Agent will vote Palisade client proxies in accordance with its recommendations. If Palisade receives a physical proxy for a client for whom Palisade has proxy voting authority, such proxy will be voted promptly in accordance with these Procedures and forwarded to the Proxy Agent for recordkeeping purposes.

When the Proxy Agent recommends voting a proxy consistent with the portfolio company management team’s recommendation, such proxy will automatically be voted in accordance with the Proxy Agent’s recommendation.

When the Proxy Agent recommends either withholding or voting contrary to the portfolio company management team’s recommendation, the applicable research and recommendation from the Proxy Agent will be forwarded to Palisade’s Chief Investment Officer, Dennison Veru, and the Investment Team that manages the portfolio owning the issue. If the Investment Team desires to vote the proxy contrary to the Proxy Agent’s recommendation, a member of the Investment Team will provide a brief memorandum to Palisade’s Conflicts of Interest Committee explaining the reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflict of interest (as discussed below) has influenced the Investment Team’s proxy voting decision and may approve an “override” of the Proxy Agent’s recommendation if the Committee is comfortable that no such material conflict exists. In all cases, overriding consideration will be given to each client’s stated guidelines or restrictions, if any.

Any attempt to influence the proxy voting process by issuers or others not identified in these policies and Procedures should be promptly reported to Palisade’s CCO. Similarly, any client’s attempt to influence proxy voting with respect to other clients’ securities should be promptly reported to the CCO.

Palisade will not neglect its proxy voting responsibilities, but Palisade may abstain from voting if it deems that abstaining is in its clients’ best interests. In addition, Palisade may be unable to vote securities that have been lent by a client’s custodian (under a separate agreement between the client and its custodian), as such securities generally do not generate a proxy. Because Palisade has no knowledge of when securities are loaned by a client’s custodian, loaned securities are not subject to these Procedures. Also, proxy voting in certain countries involves “share blocking”, which limits Palisade’s ability to sell the affected security during a blocking period that can last for several weeks. Palisade believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Palisade generally abstains from voting when share blocking is required. The Compliance Department will prepare and maintain memoranda describing the rationale for any instance when Palisade receives but does not vote a client’s proxy.

Conflicts of Interest

A conflict of interest exists when Palisade has knowledge of a situation where Palisade, its Principals, employees, consultants, temporary workers, and summer interns retained/employed by the Firm having access to confidential client portfolio holdings information (or securities under consideration for client purchase) (collectively, “Supervised Persons”) or affiliates would enjoy a special or increased benefit from casting a client proxy vote in a particular way. A conflict of interest may occur in the following cases; however this list is not all-inclusive:

•	The issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies) is a Palisade client.

•	Palisade is soliciting new business from an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

•

A Palisade Supervised Person (or a Supervised Person of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

•	A Private Equity Fund managed by Palisade owns equity or debt of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

When a material conflict of interest occurs, the Proxy Agent will be solely responsible for voting the affected client proxy based on its Guidelines or specific client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, Palisade’s Conflicts of Interest Committee will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade’s annual revenue. The definition of “material” is subject to change at Palisade’s discretion.

Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the client’s proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the Proxy Agent’s certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.

Disclosures to Clients and Investors

Palisade includes a description of its policies and procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that clients and investors can contact Palisade to obtain a copy of these policies and procedures, and/or a record of proxy votes on their behalf.

Palisade generally does not disclose to clients details regarding how proxies were voted for other clients except in required regulatory filings.

Disclosures to Unaffiliated Third Parties

Any request for information about proxy voting from an unaffiliated third party should be promptly forwarded to the CCO. As a matter of policy, Palisade does not disclose how it expects to vote on upcoming proxies. Additionally, Palisade does not disclose the way it voted proxies to unaffiliated third parties not having a legitimate need to know such information.

Annual and Ongoing Reviews

The Compliance Department will review, no less frequently than annually, the adequacy of Palisade’s proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

Summary of SouthernSun’s Proxy Voting Policies and Procedures

Election of the Board of Directors

SouthernSun believes that good corporate governance generally starts with a board composed primarily of independent directors. SouthernSun will evaluate board structures on a case-by-case basis.

Approval of Independent Registered Public Accounting Firm

SouthernSun believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence. SouthernSun will evaluate on a case-by-case basis for instances in which the audit firm has a substantial non-audit relationship with a company to determine whether SouthernSun believes independence has been, or could be, compromised.

Executive Compensation Plans

SouthernSun believes that appropriately designed executive compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, SouthernSun is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features. SouthernSun will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. SouthernSun may also consider many other factors, such as the nature of the industry and the size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

SouthernSun typically views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance. However, SouthernSun will also take into consideration management’s views on specific shareholder rights proposals to ensure that management is not potentially distracted by proposals which are frivolous or appear to be motivated by a short-term perspective. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, SouthernSun generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Shareholder Rights Plans

There are shareholder rights plans which, when triggered by a hostile acquisition, attempt to give shareholders share purchase or sale rights so far out of line with the market that certain shareholders are advantaged, possibly at the risk of diminution of wealth to the company. These rights plans are known as poison pills, and such measures may tend to entrench current management, which may be considered to have a negative impact on shareholder value. There are arguments in favor of and against these rights plans. SouthernSun believes the best approach is for a company to seek shareholder approval of rights plans and it generally supports shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

Records Retention

SouthernSun will maintain the following records:

•	Copies of all written policies and procedures,

•	A copy of each proxy statement received,

•	A record of each vote cast,

•	A copy of any document created that was material to making a decision on how to vote proxies or that memorializes the basis for that decision, and

•

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

SouthernSun will maintain records of its proxy voting and any document created that was material in determining the vote for at least five years (two years on site).

Summary of CenterSquare’s Proxy Voting Policies and Procedures

CenterSquare exercises voting authority for clients in accordance with ISS recommendations, and has retained ISS to vote client proxies. As such, CenterSquare’s proxy voting policies and procedures are intended to give precedence to its clients’ best interests. Based on ISS’ recommendations, proposals assessed to positively impact shareholders will be voted in favor of and proposals that would appear to have adverse impact on shareholders will be voted against. In the event that there are material conflicts of interest, client proxies will be voted in accordance with the recommendations of ISS, rather than CenterSquare’s interpretation as to what may be in the best interest of any client. CenterSquare will monitor the voting delegated to ISS.

Reporting a Material Conflict of Interest

A material conflict of interest may arise in a situation where the proxy analyst, Portfolio Manager or Securities Analyst, when voting the proxy, has knowledge of a situation where either SSGA FM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (“Material Conflict of Interest”). If a Material Conflict of Interest does arise, such conflict will be documented by SSGA FM or each Sub-Adviser, as applicable, on a Material Conflict of Interest form and the Board will be notified of such Material Conflict of Interest at the next regular board meeting after the Material Conflict of Interest occurs.

Additional Information

Should a shareholder of a Fund wish to obtain information, free of charge, regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year, please call 1-800-242-0134 during business hours or visit http://www.ssga.com/geam. A shareholder may also view such information on the SEC’s website at www.sec.gov, under the Company’s filing on Form N-PX.

Transfer Agent

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202-5207, serves as the transfer agent. As transfer agent, U.S. Bancorp Fund Services, LLC is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, U.S. Bancorp Fund Services, LLC receives monthly fees charged to the Funds, plus certain charges for securities transactions.

Distributor

State Street Global Advisors Funds Distributors, LLC, located at One Iron Street, Boston, Massachusetts 02210, serves as the distributor of Fund shares on a continuing best efforts basis.

Securities Lending

None of the Funds engaged in securities lending activities during the fiscal year ended December 31, 2018.

NET ASSET VALUE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its NAV. The price per share for each class of each Fund is determined each business day (unless otherwise noted) at the scheduled close of the NYSE (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your Funds account representative if you have questions on early NYSE closing times. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed.

Trading may occur in debt securities and in foreign securities at times when the NYSE or Federal Reserve is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the NAV of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine NAV, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate NAV may not be reflected in the calculation of NAV unless it is determined that a particular event would materially affect the NAV. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Directors.

The NAV per share of the Total Return Fund’s share class is determined by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. Determination of a Fund’s NAV per share is made in accordance with generally accepted accounting principles and applicable rules of the SEC.

Portfolio instruments for which market quotations are available are valued at market value (generally determined at the closing time of the market on which the instruments are traded). If market quotations are not readily available or if the Adviser’s internal valuation committee (with authority delegated by the Board) believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally OTC and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded OTC are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the NAV of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect. This is a general discussion only and does not constitute tax advice.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Company intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) earned each year (the “90% distribution requirement”), and meets the other qualification requirements for a regulated investment company, then under the provisions of Subchapter M of the Code the Fund generally should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it timely distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status and remain eligible for treatment as a regulated investment company. These requirements include the following in addition to the 90% distribution requirement: (i) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from interests in “qualified publicly traded partnership,” and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (i) 98% of its ordinary taxable income for the year, (ii) 98.2% of its capital gain net income (i.e., gains from sales or exchanges of capital assets in excess of losses from such sales or exchanges, (both long-term and short-term) net income for the 12 months ended on October 31 of that calendar year, and (iii) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as a Fund, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. The Funds are therefore not subject to the excise tax.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Pursuant to a look-through rule, a separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of Subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•	No more than 55% of a separate account’s total assets may be represented by any one investment

•	No more than 70% by any two investments

•	No more than 80% by any three investments

•	No more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are attributable to cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of Section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund may be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Funds’ investment adviser and sub-advisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser and sub-adviser(s) might otherwise select.

Capital Loss Carryforwards

As of December 31, 2018, the following Funds have capital loss carryforwards as indicated below. The capital loss carryforwards of each such Fund are available to offset that Fund’s future capital gains realized prior to the expiration of the applicable carryforwards to the extent provided in the Code and regulations thereunder. Under the tax law, capital losses incurred after 2010 do not expire and may be carried over by the Funds without limitation.

	Amount
Fund	Non-Expiring Short Term	Non-Expiring Long-Term
Income Fund	$176,293	$382,602
Real Estate Securities Fund	$181,392	$356,004

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 35% or more. The U.S. has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Company intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (referred to as “passive foreign investment companies” or “PFICs”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections, such as the qualifying electing fund, or QEF, election, may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivative instruments not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in foreign currencies, forward contracts, options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (i) could affect the character, amount and timing of distributions to shareholders of a Fund, (ii) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (iii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Company seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectus for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CAPITAL STOCK

The Company was incorporated in the Commonwealth of Virginia on May 14, 1984. The authorized capital stock of the Company consists of 11,700,300,000 shares of capital stock, par value one cent ($0.01) per share.

Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in net assets allocated to the shares attributable to such Fund remaining after satisfaction of outstanding liabilities. The shares of each Fund are fully paid and non-assessable and have no preemptive or conversion rights.

Multiple Class Plan

The Company has adopted a Multiple Class Plan (the “Multiple Class Plan”) under Rule 18f-3 of the 1940 Act, pursuant to which the Company may offer Class 1 shares of the following Funds: the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Income Fund, Small-Cap Equity Fund and Real Estate Securities Fund. The Company may also offer the following classes of shares of the Total Return Fund: Class 1 and Class 3.

Class 1 shares are offered without the imposition of any front-end sales charges or deferred sales charge and do not (with the exception of the Total Return Fund) bear any asset-based class expenses for sales services and investor services.

Total Return Fund:

Class 1 and Class 3 shares are offered with an investor service plan that provides for an investor service expense at an annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 shares and Class 3 shares, respectively. Class 1 and Class 3 shares are each offered without the imposition of any front-end sales charges or deferred sales charge but with a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Class 3 Distribution and Service Plans provide for expenses for sales and investor services at the annual rate of 0.25%, of the average daily net assets of the Total Return Fund attributable to Class 3 shares.

All Applicable Funds:

Each of these Classes represents an equal fractional undivided interest in the same portfolio of securities held by a Fund. Dividends are calculated in the same manner for each Class and are declared and paid on all Classes on the same days and at the same times. In addition, each Class also shares in the expenses of a Fund, except with respect to those expenses that are specific to a particular Class. Furthermore, each of these Classes has equal voting rights, except that each Class has exclusive voting rights with respect to matters that exclusively affect such Class.

PRINCIPAL STOCKHOLDERS

As of March 31, 2019, the following persons owned of record or beneficially 5% or more of the noted class of each of the following Funds:

Name	Fund	Percentage Ownership
Genworth Life Insurance Company of New York 6610 W. Broad Street Bldg. 3, 5th Floor Richmond, VA 23230-1702	Real Estate Securities Fund Total Return Fund (Class 3) Income Fund Small-Cap Equity Fund	7.0 5.6 5.2 5.0	% % % %

Genworth Life Insurance Company 6610 W. Broad Street Bldg. 3, 5th Floor Richmond, VA 23230-1702	U.S. Equity Fund Premier Growth Equity Fund	7.9 7.9	% %

As of March 31, 2019, the following persons owned of record or beneficially 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a specified Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Name	Fund	Percentage Ownership
Genworth Life and Annuity Insurance Company 6610 W. Broad Street Bldg. 3, 5th Floor Richmond, VA 23230-1702	Income Fund Premier Growth Equity Fund Real Estate Securities Fund S&P 500 Index Fund Small-Cap Equity Fund Total Return Fund (Class 1) Total Return Fund (Class 3) U.S. Equity Fund	93.7 90.3 93.0 95.8 95.0 98.9 53.3 89.3	% % % % % % % %

Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660-6397	Total Return Fund (Class 3)	34.7%

As of March 31, 2019, officers and Directors of the Company together beneficially owned (i.e., as owners of variable annuity or variable life insurance contracts) less than 1% of each class of each Fund.

FUND HISTORY AND ADDITIONAL INFORMATION

General Information

The Company is an open-end management investment company incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company currently consists of seven separate investment portfolios (the “Funds” or a “Fund”), each of which is, in effect, a separate mutual fund. The Company issues a separate class of capital stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

Pursuant to investment advisory agreements and subject to the authority of the Board, SSGA FM serves as the Company’s investment adviser and administrator and conducts the business and affairs of the Company. SSGA FM has engaged CenterSquare as the investment sub-adviser to provide day-to-day portfolio management to the Real Estate Securities Fund and has engaged Champlain, GlobeFlex, Kennedy, Palisade and SouthernSun to provide day-to-day portfolio management to the Small-Cap Equity Fund. (As used herein, “Adviser” shall refer to SSGA FM and, where applicable, either CenterSquare, Champlain, GlobeFlex, Kennedy, Palisade or SouthernSun in their respective roles.)

The Company currently offers each class of its capital stock to separate accounts (the “Accounts”) of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance contracts (“variable contracts”) issued by such life insurers through the Accounts. Certain of these life insurance companies may be affiliates of the Company or SSGA FM.

The Company does not offer its stock directly to the general public. As of the date of this SAI, each Account (with one exception) is registered as an investment company with the SEC and a separate prospectus describing each such Account and variable contract being offered through that Account will accompany the Prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The one Account that is not registered as an investment company with the SEC has a separate disclosure document (rather than a prospectus) describing the Account and the variable contracts being offered through that Account which will accompany the Prospectus when shares of the Company are offered as a funding vehicle for such variable contracts. The Company may, in the future, offer any class of its capital stock directly to qualified pension and retirement plans.

Prior History

On November 30, 2016, the name of the Company was changed from “GE Investments Funds, Inc.” to “State Street Variable Insurance Series Funds, Inc.” in connection with the appointment of SSGA FM as investment adviser to the Funds. Additionally, on November 30, 2016, each Fund changed its respective name as follows:

Old Name	New Name
GE Investments U.S. Equity Fund	State Street U.S. Equity V.I.S. Fund
GE Investments S&P 500 Index Fund	State Street S&P 500 Index V.I.S. Fund
GE Investments Premier Growth Equity Fund	State Street Premier Growth Equity V.I.S. Fund
GE Investments Small-Cap Equity Fund	State Street Small-Cap Equity V.I.S. Fund
GE Investments Core Value Equity Fund	State Street Core Value Equity V.I.S. Fund
GE Investments Income Fund	State Street Income V.I.S. Fund
GE Investments Total Return Fund	State Street Total Return V.I.S. Fund
GE Investments Real Estate Securities Fund	State Street Real Estate Securities V.I.S. Fund

On April 28, 2017, pursuant to Board approval obtained on December 14, 2016, the assets of the State Street Core Value Equity V.I.S. Fund were liquidated and the Fund ceased operations.

On August 1, 2018, pursuant to Board approval obtained on April 5, 2018, the Total Return Fund changed its principal investment strategies to broaden the Fund’s exposure to a variety of asset classes and to change the investment management of certain of the Fund’s underlying strategies.

Voting Rights

All shares of capital stock have equal voting rights, except that only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. Similarly, only shares representing interests in a particular class of a Fund will be entitled to vote on matters affecting only that class. The shares do not have cumulative voting rights. Accordingly, owners of variable annuity or variable life insurance contracts having voting interests in more than 50% of the shares of the Company voting for the election of directors could elect all of the directors of the Company if they choose to do so, and in such event, contract owners having voting interests in the remaining shares would not be able to elect any directors. Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Genworth Life Insurance Company, Pacific Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and SSGA FM (directly or through the Accounts) currently own all shares of the Company. Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Genworth Life Insurance Company, Pacific Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and SSGA FM will vote all shares of the Company (or a Fund) as described in the Prospectuses.

Other Information

Statements contained in the Prospectuses or in this SAI as to the contents of any contract, including the Advisory Agreement, or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Company’s registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Counsel

Ropes & Gray LLP, 800 Boylston Street, Boston Massachusetts 02199, serves as counsel for the Company.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Company’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The Company’s Annual Report dated December 31, 2018, and Semi-Annual Report dated June 30, 2018, which either accompany this SAI or have previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letters to Shareholders included in the Annual Report and Semi-Annual Report. The Company will furnish, without charge, a copy of the Annual Report and Semi-Annual Report, upon request to the Company at P.O. Box 7900, Stamford, CT 06904-7900, or by calling 1-800-242-0134.

APPENDIX A – RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

An “NR” indicates that a rating has not been assigned or is no longer assigned.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

☐	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

☐	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D

There has been a failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligations Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” – while speculative grade short-term obligations are designated “SG”.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from the variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

APPENDIX B – COMPANY’S PROXY VOTING POLICIES AND PROCEDURES

SSGA FUNDS

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (THE “COMPANY”)1

PROXY VOTING POLICY AND PROCEDURES

As of September 20, 2017

The Board of Trustees/Directors of the Trust/Company (each series thereof, a “Fund”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust/Company’s investment portfolios.

1.	Proxy Voting Policy

The policy of the Trust/Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust/Company to SSGA Funds Management, Inc., the Trust/Company’s investment adviser (the “Adviser”), subject to the Trustees/Directors’ continuing oversight.

2.	Fiduciary Duty

The right to vote proxies with respect to a portfolio security held by the Trust/Company is an asset of the Trust/Company. The Adviser acts as a fiduciary of the Trust/Company and must vote proxies in a manner consistent with the best interest of the Trust/Company and its shareholders.

3.	Proxy Voting Procedures

A.     At least annually, the Adviser shall present to the Boards of Trustees/Directors its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub- adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees/Directors of material changes to its Policy or the policy o f any S ub - adviser promptly and not later than the next regular meeting of the Board of Trustees/Directors after such amendment is implemented.

B.     At least annually, the Adviser shall present to the Boards of Trustees/Directors its policy for managing conflicts of interests that may arise through the Adviser’s proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees/Directors at the next regular meeting of the Board of Trustees/Directors after such override(s) occur.

C.     At least annually, the Adviser shall inform the Trustees/Director that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust/Company during the year. Also see Section 5 below.

[1]

Unless otherwise noted, the singular term “Trust/Company” used throughout this document means each of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.

4.	Revocation of Authority to Vote

The delegation by the Trustees/Directors of the authority to vote proxies relating to portfolio securities of the Trust/Company may be revoked by the Trustees/Directors, in whole or in part, at any time.

5.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust/Company to the Trust/Company or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust/Company’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6.	Retention and Oversight of Proxy Advisory Firms

A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees/Directors regarding the results of this review.

B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm’s capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm’s conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.

7.	Periodic Sampling

The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees/Directors regarding the frequency and results of the sampling performed.

8.	Disclosures

A.	The Trust/Company shall include in its registration statement:

1.     A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

1.     A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust/Company shall include in its annual and semi-annual reports to shareholders:

1.    A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust/Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust/Company’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2.    A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

9.	Sub-Advisers

For certain Funds, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust/Company that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser’s proxy voting policies and procedures.

10.	Review of Policy

The Trustees/Directors shall review this policy to determine its continued sufficiency as necessary from time to time.

APPENDIX C – Investment Adviser’s Proxy Voting Procedures

March 2019

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document1.

Global Proxy Voting and Engagement Principles

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the European Union, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

Our Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value, for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer- specific engagements with companies covering various corporate governance and sustainability related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis, and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also give consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

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Global Proxy Voting and Engagement Principles

Active

We use screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS’s services in three ways: (1) as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) for applying the Guidelines, and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon facts, circumstances consistency with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

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Global Proxy Voting and Engagement Principles

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues

We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

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Global Proxy Voting and Engagement Principles

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

We consider the board’s responsibility to include identifying the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation; we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

•	Approving amendments to debt covenants and/or terms of issuance

•	Authorizing procedural matters, such as filing of required documents/other formalities

•	Approving debt restructuring plans

•	Abstaining from challenging the bankruptcy trustees

•	Authorizing repurchase of issued debt security

•	Approving the placement of unissued debt securities under the control of directors

•	Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

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Global Proxy Voting and Engagement Principles

Securities on Loan

For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Global Proxy Voting and Engagement Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s express written consent.

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March 2019

2019 State Street Global Advisors Conflict Mitigation Guidelines

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance1 is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

2019 State Street Global Advisors Conflict Mitigation Guidelines

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’ voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•	Providing sole voting discretion to members of State Street Global Advisors’ Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of our investment strategy;

•	Prohibiting members of State Street Global Advisors’ Asset Stewardship team from disclosing State Street Global Advisors’ voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•	Mandatory disclosure by members of the State Street Global Advisors’ Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;
•	In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“Guidelines”); and

•	Reporting of voting guideline overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) State Street Global Advisors determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

[1]

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors

2019 State Street Global Advisors Conflict Mitigation Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611.

Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorized and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15 -38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of

Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorized and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 62,350,000, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: 39 02 32066 100. F: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorized and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 33 95 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	C-9	© 2019 State Street Corporation. All Rights Reserved. ID15922 0319 Exp. Date: 03/31/2020

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Overview

Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can both create risk as well as generate long-term value in our portfolios. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio.

Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. Engagements are often multi- year exercises. We share our views of key topics and also seek to understand the disclosure and practices of issuers. We leverage our long-term relationship with companies to effect change. Voting on sustainability issues is mainly driven through shareholder proposals. However, we may take voting action against directors even in the absence of shareholder proposals for unaddressed concerns pertaining to sustainability matters.

In this document we provide additional transparency into our approach to engagement and voting on sustainability- related matters.

Our Approach to Assessing Materiality and Relevance of Sustainability Issues

While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company including:

•	The Sustainability Accounting Standards Board (SASB) Materiality Map

•	The Task Force on Climate-related Financial Disclosures (TCFD) Framework

•	Disclosure expectations in a company’s given regulatory environment

•	Market expectations for the sector and industry

•	Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project)

•	Our proprietary R-Factor[1] score

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

Approach to Engagement on Sustainability Issues

State Street Global Advisors holds more than 12,000 listed equities across its global portfolios. The success of our engagement process is due to our ability to prioritize and optimally allocate resources. Our approach is driven by:

1) Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-Factor score to identify sector and industry outliers for engagement and voting on sustainability issues.

2) Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. Insights from these engagements are shared with clients through our publicly available Annual Stewardship Report.

Voting on Sustainability Proposals

Historically, shareholder proposals addressing sustainability-related topics have been most common in the U.S. and Japanese markets. However, we have observed such proposals being filed in additional markets, including Australia, the UK, and continental Europe.

Agnostic of market, sustainability-related shareholder proposals address diverse topics and typically ask companies to either improve sustainability-related disclosure or enhance their practices. Common topics for sustainability-related shareholder proposals include:

•	Climate-related issues

•	Sustainable practices

•	Gender equity

•	Campaign contributions and lobbying

•	Labor and human rights

•	Animal welfare

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Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

We take a case-by-case approach to voting on shareholder proposals related to sustainability topics and consider the following when reaching a final vote decision:

•	The materiality of the sustainability topic in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustainability Issues” above)

•	The content and intent of the proposal

•	Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company’s disclosure and practices

•	The level of board involvement in the oversight of the company’s sustainability practices

•	Quality of engagement and responsiveness to our feedback

•	Binding nature of proposal or prescriptiveness of proposal

Vote Options for Sustainability- Related Proposals

•	State Street Global Advisors votes For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations.

•	State Street Global Advisors votes Abstain (some reservations) if the issue is material and the company’s disclosure and/or practices could be improved relative to our expectations.

•	State Street Global Advisors votes Against (no support for proposal) if the issue is non-material and/or the company’s disclosure and/or practices meet our expectations.

[1]	State Street Global Advisors’ proprietary scoring model, which aligns with SASB’s materiality map.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852

2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

State Street Global Advisors	C-12	© 2019 State Street Corporation. All Rights Reserved. ID15998 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and Engagement Guidelines

North America

(United States & Canada)

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in the US and Canada. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidance.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”). Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the “comply-or-explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, we expect boards of Russell 3000 and TSX listed companies to have at least one female board member.

Director related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

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Proxy Voting and Engagement Guidelines

Director Elections

Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor?

•	Does the nominee provide professional services to the issuer?

•	Has the nominee attended an appropriate number of board meetings?

•	Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•	Overall average board tenure is excessive. In assessing excessive tenure, we give consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

•	Directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

•	CEOs of a public company who sit on more than three public company boards

•	Director nominees who sit on more than six public company boards

•	Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

•	Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•	Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors

•	Directors who appear to have been remiss in their duties

Director Related Proposals

We generally vote for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

•	Proposals to restore shareholders’ ability in order to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

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Proxy Voting and Engagement Guidelines

We generally vote against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

•	Proposals requiring two candidates per board seat

Majority Voting

We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections

We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting

We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•	The ownership thresholds and holding duration proposed in the resolution

•	The binding nature of the proposal
•	The number of directors that shareholders may be able to nominate each year

•	Company governance structure

•	Shareholder rights

•	Board performance

Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

We generally support annual elections for the board of directors.

Confidential Voting

We will support confidential voting.

Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit-Related Issues

Ratifying Auditors and Approving Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related

State Street Global Advisors	C-16

Proxy Voting and Engagement Guidelines

entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.2

Capital-Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, we support share increases for general corporate purposes up to 100% of current authorized stock.

We support increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

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Proxy Voting and Engagement Guidelines

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings

We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares

We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares

We will vote for management proposals related to special meetings.

Written Consent

We will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

•	The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25% of outstanding shares

•	The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

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Proxy Voting and Engagement Guidelines

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

•	Grants to individuals or very small groups of participants

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

•	The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

•	Below market rate loans to officers to exercise their options

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control

•	Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back..

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance- based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans

We generally vote for stock purchase plans with an exercise price of not less than 85% of fair market value. However, we take market practice into consideration.

Compensation Related Items

We generally support the following proposals:

•	Expansions to reporting of financial or compensation- related information within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

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Proxy Voting and Engagement Guidelines

We generally vote against the following proposal:

•	Retirement bonuses for non-executive directors and auditors

Miscellaneous/Routine Items

We generally support the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting-out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/routine governance items:

•	Proposals requesting companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation
•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as a voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.” SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

[2]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited

is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	C-21	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and Engagement Guidelines

Australia and New Zealand

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles that provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues. Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors. Further, we expect boards of ASX 300 listed companies to have at least one female board member.

State Street Global Advisors	C-23

Proxy Voting and Engagement Guidelines

Our broad criteria for director independence in Australia and New Zealand include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors, or senior employees

When considering the election or re-election of a director, we also consider the number of outside board director-ships that a non-executive and an executive may undertake and attendance at board meetings. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourages Australian and New Zealand companies to adopt this practice.

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles requires listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly our voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

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Proxy Voting and Engagement Guidelines

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and toachieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration

Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various

State Street Global Advisors	C-25

Proxy Voting and Engagement Guidelines

factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. State Street Global Advisors may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors	C-26

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s’s express written consent.

State Street Global Advisors	C-27	© 2019 State Street Corporation. All Rights Reserved. ID15919 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and Engagement Guidelines

Europe

State Street Global Advisors’ European Proxy Voting and Engagement Guidelines1 cover different corporate governance frameworks and practices in European markets, excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles that provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in European markets address areas, such as board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies’ adherence to applicable guidance and requirements. Consistent with the diverse “comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East, and Africa (“EMEA”) investment teams, collaborating on issuer engagement and providing input on company-specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing; thus we are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further we expect boards of STOXX Europe 600 listed companies to have at least one female board member.

Our broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company

•	Employment history with the company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors, or senior employees

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively

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While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non–independent if overall board independence is below one-third or if overall independence level is below 50% after excluding employee-representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We also assess the division of responsibilities between chairman and CEO on a case-by- case basis, giving consideration to factors, such as overall level of independence on the board and general corporate governance standards in the company. We may support a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non- executive director, we also consider the number of outside board directorships a non-executive holds, attendance at board meetings, and cross-directorships. In addition, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favor of the annual election of directors, we recognize that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors if their terms extend beyond four years in certain markets.

We believe companies should have relevant board level committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing, and breach of fiduciary responsibilities).

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital-Related Issues

In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the “one share one vote” policy and favors a share structure

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where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases in cases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/ discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions

Some companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries, and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value, and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related- party transactions.

Mergers and Acquisitions

Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation, and other major changes to the corporation. Proposals will be supported if they are in the best interests of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

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We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as antitakeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses such as authorities for the board, when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the various types of plans and awards , there is a simple underlying philosophy that guides our analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay

In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material

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sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s express written consent.

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Proxy Voting and Engagement Guidelines

Japan

State Street Global Advisors’ Japan Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in Japan. These guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance- related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan’s Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests. Further we expect boards of TOPIX 500 listed companies to have at least one female board member.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi- compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however,

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they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

•	For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors.

•	For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader, if the board does not have at least two outside directors.

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

•	Participation in related-party transactions and other business relations with the company

•	Past employment with the company

•	Professional services provided to the company

•	Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•	Failure to attend board meetings

•	In instances of egregious actions related to a director’s service on the board

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

Audit-Related Items

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non- independent and there are concerns about the accounts presented and the audit procedures followed.

Limiting Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

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However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100% of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale
•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

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In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

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Proxy Voting and Engagement Guidelines

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited

is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors	C-39	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and Engagement Guidelines

United Kingdom and Ireland

State Street Global Advisors’, United Kingdom and Ireland Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA’s Active Fundamental and Europe, Middle East, and Africa (“EMEA”) Investment teams. We collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. Further, we expect boards of FTSE 350 listed companies to have at least one female board member.

Our broad criteria for director independence for UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Excessive tenure and a preponderance of long-tenured directors

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors or senior employees

•	If the company classifies the director as non-independent

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Proxy Voting and Engagement Guidelines

When considering the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships and significant shareholdings. We support the annual election of directors.

While we are generally supportive of having the roles of chairman and CEO separated in the UK market, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors, such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly we monitor for circumstances in which a combined chairman/CEO is appointed or a former CEO becomes chairman.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

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Proxy Voting and Engagement Guidelines

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/ discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay, There should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by- company basis.

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Proxy Voting and Engagement Guidelines

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisor’s express written consent.

State Street Global Advisors	C-45	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

March 2019

Proxy Voting and Engagement Guidelines

Rest of the World

State Street Global Advisors’ Rest of the World Proxy Voting and Engagement Guidelines1 cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

At State Street Global Advisors, we recognize that countries in international markets that are not covered under specific country/regional guidelines are disparate in their corporate governance frameworks and practices. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights, and (iii) the independence of judiciary. This guidance pertains to international markets not covered under specific country/regional guidelines, specifically emerging markets. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting guidelines are designed to identify and to address specific governance concerns in each market.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets

State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus improving the macro governance framework in a country may help to reduce governance risks and to increasethe overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting guidelines in emerging markets address six broad areas:

•	Directors and Boards

•	Accounting and Audit Related Issues

•	Shareholder Rights and Capital Related Issues

•	Remuneration

•	Environmental and Social Issues

•	General/Routine Issues

Directors and Boards

We believe that a well constituted board of directors with a balance of skills, expertise, and independence provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards as defined in a corporate governance code or market practice. Therfore, in several countries, we will vote against select non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions

•	Employment history with company

•	Relations with controlling shareholders and other employees

•	Attendance levels

In some countries, market practice calls for the establishment of a board level audit committee. In such cases, we believe companies should have an audit committee that is responsible for monitoring the integrity of the financial statements of the company and appointing external auditors. It should also monitor their qualifications, independence,effectiveness, and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee that is constituted of a majority of independent directors.

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Audit-Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls, and the accounting policies, and the overall audit process. In emerging markets, we encourage boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Shareholder Rights and Capital-Related Issues

State Street Global Advisors believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase, and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross- shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value, and purpose. This also encourages independent directors to ratify such transactions. Further we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

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Remuneration

We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

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ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Mayah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 17, 420 George Street, Sydney, NSW 2000, Australia T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036, F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4 4372800, F: +971 (0)4 4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89 55878 400. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John

Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan, T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. Telephone: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). Telephone: +65 6826 7555. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. Facsimile F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston MA 02210. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

State Street Global Advisors	C-50	© 2019 State Street Corporation. All Rights Reserved. ID15918 0319 Exp. Date: 03/31/2020

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Description of Exhibit

(a)(1)	Amended and Restated Articles of Incorporation of State Street Variable Insurance Series Funds, Inc. (formerly known as GE Investments Funds, Inc.) (the “Registrant”) dated June 11, 2008, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Securities and Exchange Commission (the “Commission”) on September 4, 2008 (Accession Number 0001193125-08-190119).

(a)(2)	Amended and Restated Articles of Incorporation of the Registrant dated December 11, 2009, is incorporated herein by reference to post-effective amendment number 47 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2010 (Accession Number 0001193125-10-099373).

(a)(3)	Articles of Amendment of the Registrant, dated November 4, 2016, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(b)(1)	Amended and Restated By-Laws of Life of Virginia Series Fund, Inc., dated March 8, 2001, is incorporated herein by reference to post-effective amendment number 28 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2001 (Accession Number 0000912057-01-510843).

(b)(2)	Amended and Restated By-Laws of the Registrant, dated January 11, 2019, is filed herewith.

(c)	Not applicable.

(d)(1)	Investment Advisory and Administration Agreement, dated May 1, 1997, between the Registrant and GE Investment Management Incorporated, is incorporated herein by reference to post-effective amendment number 18 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 1997 (Accession Number 0001010410-97-000073).

(d)(2)	Investment Advisory and Administration Agreement, dated September 15, 2008, between the Registrant, on behalf of Emerging Markets Equity Fund and GE Asset Management Incorporated (“GEAM”), is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(d)(3)	Investment Advisory and Administration Agreement, dated September 15, 2008, between the Registrant, on behalf of High Yield Fund and GEAM, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(d)(4)	Sub-Advisory Agreement, dated April 1, 2006, between GEAM and Urdang Securities Management, Inc. (“Urdang”), is incorporated by reference to post-effective amendment number 37 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2006 (Accession Number 0001193125-06-090713).

(d)(5)	Form of Sub-Advisory Agreement, dated May 1, 2001, between GEAM and SSGA Funds Management, Inc. (“SSGA FM”), is incorporated by reference to post-effective amendment number 28 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2001 (Accession Number 0000912057-01-510843).

(d)(6)	Sub-Advisory Agreement, dated March 16, 2000, between GEAM and Palisade Capital Management, L.L.C. (“Palisade”), is incorporated by reference to post-effective amendment number 28 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2001 (Accession Number 0000912057-01-510843).

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(d)(7)	First Amended and Restated Sub-Advisory Agreement dated October 1, 2008, between GEAM and Palisade, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(d)(8)	Sub-Advisory Agreement, dated October 1, 2008, between GEAM and Champlain Investment Partners, LLC (“Champlain”), is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(d)(9)	Sub-Advisory Agreement, dated October 1, 2008, between GEAM and GlobeFlex Capital, L.P. (“GlobeFlex”), is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(d)(10)	Sub-Advisory Agreement, dated October 1, 2008, between GEAM and SouthernSun Asset Management, Inc., is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(d)(11)	Amendment Number 1 to Investment Advisory and Administration Agreement, dated October 1, 2008, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund (formerly the Small-Cap Equity Fund), and GEAM, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(d)(12)	Amendment Number 1 to Investment Advisory and Administration Agreement, dated May 1, 2006, between the Registrant and GEAM, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(d)(13)	Amendment Number 1, dated May 1, 2009, to the Investment Advisory and Administration Agreement, dated May 1, 1997, between the Registrant, on behalf of State Street Total Return V.I.S. Fund (formerly the Total Return Fund), and GEAM, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(d)(14)	Form of Amendment Number 2 to the Investment Advisory and Administration Agreement, dated May 1, 1997, between the Registrant, on behalf of the State Street Total Return V.I.S. Fund, and GEAM, is incorporated herein by reference to post-effective amendment number 53 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on December 28, 2012 (Accession Number 0001193125-12-517548).

(d)(15)	Sub-Advisory Agreement, dated May 1, 2009, by and among the Registrant, on behalf of the State Street Total Return V.I.S. Fund, GEAM and Urdang, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(d)(16)	Sub-Advisory Agreement, dated June 10, 2010, between the Registrant, on behalf of the State Street Total Return V.I.S. Fund, GEAM and Palisade, is incorporated herein by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(d)(17)	Sub-Advisory Agreement, dated August 23, 2010, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and SouthernSun Asset Management, LLC (“SouthernSun”), is incorporated herein by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

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(d)(18)	Sub-Advisory Agreement, dated September 10, 2010, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and Kennedy Capital Management, Inc. (“Kennedy”), is incorporated herein by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(d)(19)	Amendment No. 1, dated October 1, 2010, to the Sub-Advisory Agreement, dated April 1, 2006, between the Registrant, on behalf of the State Street Real Estate Securities V.I.S. Fund (formerly the Real Estate Securities Fund), GEAM and Urdang, is incorporated herein by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(d)(20)	Form of Sub-Advisory Agreement between the Registrant, on behalf of the State Street Total Return V.I.S. Fund, GEAM and BlackRock Investment Management, LLC. (“BlackRock”), is incorporated herein by reference to post-effective amendment number 53 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on December 28, 2012 (Accession Number 0001193125-12-517548).

(d)(21)	Sub-Advisory Agreement, dated April 1, 2014, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and SouthernSun, is incorporated herein by reference to post-effective amendment number 57 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2014 (Accession Number 0001193125-14-167291).

(d)(22)	Investment Advisory and Administration Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Income V.I.S. Fund State Street Income V.I.S. Fund (formerly the Income Fund), State Street Core Value Equity V.I.S. Fund (formerly the Core Value Equity Fund), State Street Premier Growth Equity V.I.S. Fund (formerly the Premier Growth Equity Fund), State Street S&P 500 Index V.I.S. Fund (formerly the S&P 500 Index Fund), State Street Small-Cap Equity V.I.S. Fund, State Street Total Return V.I.S. Fund, State Street U.S. Equity V.I.S. Fund (formerly the U.S. Equity Fund) and State Street Real Estate Securities V.I.S. Fund, and SSGA FM, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(d)(23)	Sub-Advisory Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and Palisade, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(d)(24)	Sub-Advisory Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and Champlain, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(d)(25)	Sub-Advisory Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and GlobeFlex, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(d)(26)	Sub-Advisory Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and SouthernSun, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(d)(27)	Sub-Advisory Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Small-Cap Equity V.I.S. Fund, GEAM and Kennedy, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(d)(28)	Sub-Advisory Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Total Return V.I.S. Fund, GEAM and BlackRock, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

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(d)(29)	Sub-Advisory Agreement, dated July 1, 2016, between the Registrant, on behalf of the State Street Real Estate Securities V.I.S. Fund, GEAM and CenterSquare Investment Management, Inc., is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(d)(30)	Sub-Advisory Agreement, dated December 20, 2017, between the Registrant, on behalf of the State Street Real Estate Securities V.I.S. Fund, SSGA FM and CSIM Investment Management, LLC (renamed CenterSquare Investment Management LLC) (“CenterSquare”), is incorporated herein by reference to post-effective amendment number 65 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2018 (Accession Number 0001193125-18-137638).

(e)(1)	Distribution Agreement, dated October 23, 1997, between the Registrant and GE Investment Services, Inc., is incorporated herein by reference to post-effective amendment number 21 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on October 24, 1997 (Accession Number 0001010410-97-000148).

(e)(2)	Distribution Agreement for the State Street Total Return V.I.S. Fund, dated May 1, 2006, between the Registrant and GE Investment Distributors, Inc. (“GEID”), is incorporated by reference to post-effective amendment number 37 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2006 (Accession Number 0001193125-06-090713).

(e)(3)	Amended and Restated Distribution Agreement for all Funds other than State Street S&P 500 Index V.I.S. Fund and Money Market Fund, dated May 1, 2009, between the Registrant and GEID, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(e)(4)	Amended and Restated Distribution Agreement for Funds (except the State Street Total Return V.I.S. Fund) with Class 4 shares and for the State Street Total Return V.I.S. Fund, dated December 9, 2011, between the Registrant and GEID, is incorporated herein by reference to post-effective amendment number 50 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2012 (Accession Number 0001193125-12-189175).

(e)(5)	Amended and Restated Distribution Agreement for the State Street Total Return V.I.S. Fund, dated December 17, 2012, between the Registrant and GEID, is incorporated herein by reference to post-effective amendment number 53 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on December 28, 2012 (Accession Number 0001193125-12-517548).

(e)(6)	Distribution Agreement, dated July 1, 2016, between the Registrant and State Street Global Markets, LLC (“SSGM”), is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(e)(7)	Distribution Agreement for the State Street Total Return V.I.S. Fund, dated July 1, 2016, between the Registrant and SSGM, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(e)(8)	Amended and Restated Distribution Agreement, dated May 1, 2017, between the Registrant and State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), is incorporated herein by reference to post-effective amendment number 65 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2018 (Accession Number 0001193125-18-137638).

(f)	Not applicable.

(g)	Master Custodian Agreement, dated June 1, 2015, between the Registrant and State Street Bank and Trust Company (“State Street”), is incorporated herein by reference to post-effective amendment number 61 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2016 (Accession Number 0001193125-16-564490).

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(h)(1)	Transfer Agency and Service Agreement, dated September 17, 2004, between the Registrant and PFPC, Inc., is incorporated herein by reference to post-effective amendment number 32 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on February 25, 2005 (Accession Number 0001193125-05-036768).

(h)(2)	Participation Agreement, dated May 1, 2006, between the Registrant and Genworth Life and Annuity Insurance Company (“Genworth”), is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(h)(3)	Participation Agreement, dated May 1, 2006, between the Registrant for the State Street Total Return V.I.S. Fund and Genworth, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(h)(4)	Investor Services Plan for Class 1 Shares of the State Street Total Return V.I.S. Fund, dated May 1, 2006, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(h)(5)	Investor Services Agreement for Class 1 Shares of the State Street Total Return V.I.S. Fund, dated August 2, 2006, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(h)(6)	Expense Limitation Agreement for the State Street Total Return V.I.S. Fund, dated August 2, 2006, between the Registrant and GEAM, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(h)(7)	Management Fee Waiver Agreement for the International Equity Fund, dated March 12, 2008, between the Registrant and GEAM, is incorporated by reference to post-effective amendment number 40 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 24, 2008 (Accession Number 0001193125-08-089066).

(h)(8)	Expense Limitation Agreement for the Emerging Markets Equity Fund and High Yield Fund, dated June 11, 2008, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(h)(9)	Management Fee Limitation Agreement for the State Street Total Return V.I.S. Fund, dated May 1, 2009, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(h)(10)	Management Fee Limitation Agreement for the International Equity Fund, dated May 1, 2009, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(h)(11)	Management Fee Limitation Agreement for the Money Market Fund, dated March 11, 2009, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(h)(12)	Investor Services Plan for Class 3 Shares of State Street Total Return V.I.S. Fund, dated May 1, 2009, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

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(h)(13)	Management Fee Limitation Agreement for the International Equity Fund, dated March 12, 2010, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 47 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2010 (Accession Number 0001193125-10-099373).

(h)(14)	Management Fee Limitation Agreement for the State Street S&P 500 Index V.I.S. Fund, dated January 1, 2010, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 47 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2010 (Accession Number 0001193125-10-099373).

(h)(15)	Expense Limitation Agreement for the State Street Total Return V.I.S. Fund, dated May 1, 2010, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 47 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2010 (Accession Number 0001193125-10-099373).

(h)(16)	Supplemental Advisory Fee Waiver Agreement for the GE Funds Money Market Fund, dated May 1, 2010, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 47 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2010 (Accession Number 0001193125-10-099373).

(h)(17)	Supplemental Advisory Fee Waiver Agreement for the GE Institutional Money Market Fund, dated April 15, 2011, between the Registrant and GEAM, is incorporated by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(h)(18)	Management Fee Limitation Agreement for the International Equity Fund, dated April 15, 2011, between the Registrant and GEAM, is incorporated by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(h)(19)	Management Fee Limitation Agreement for the State Street S&P 500 Index V.I.S. Fund, dated April 15, 2011, between the Registrant and GEAM, is incorporated by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(h)(20)	Amendment No.2 to Transfer Agency Services Agreement, dated June 29, 2010, between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.), is incorporated by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(h)(21)	Management Fee Limitation Agreement for the State Street S&P 500 Index V.I.S. Fund, dated April 15, 2012, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 50 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2012 (Accession Number 0001193125-12-189175).

(h)(22)	Supplemental Advisory Fee Waiver Agreement for the GE Institutional Money Market Fund, dated April 15, 2012, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 50 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2012 (Accession Number 0001193125-12-189175).

(h)(23)	Management Fee Limitation Agreement for the State Street S&P 500 Index V.I.S. Fund, dated April 15, 2013, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 55 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2013 (Accession Number 0001193125-13-176558).

(h)(24)	Supplemental Advisory Fee Waiver Agreement for the GE Institutional Money Market Fund, dated April 15, 2013, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 55 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2013 (Accession Number 0001193125-13-176558).

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(h)(25)	Management Fee Limitation Agreement for the state Street S&P 500 Index V.I.S. Fund, dated April 15, 2014, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 57 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2014 (Accession Number 0001193125-14-167291).

(h)(26)	Supplemental Advisory Fee Waiver Agreement for the GE Institutional Money Market Fund, dated April 15, 2014, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 57 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2014 (Accession Number 0001193125-14-167291).

(h)(27)	Transfer Agency and Call Center Services Agreement, dated August 12, 2013, between the Registrant and U.S. Bancorp Fund Services, LLC, is incorporated by reference to post-effective amendment number 57 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2014 (Accession Number 0001193125-14-167291).

(h)(28)	Master Sub-Administration Services Agreement, dated July 31, 2013, between the Registrant and State Street, is incorporated by reference to post-effective amendment number 57 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2014 (Accession Number 0001193125-14-167291).

(h)(29)	Master Accounting Services Agreement, dated July 31, 2013, between the Registrant and State Street, is incorporated by reference to post-effective amendment number 57 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2014 (Accession Number 0001193125-14-167291).

(h)(30)	Management Fee Limitation Agreement for the State Street S&P 500 Index V.I.S. Fund, dated April 15, 2015, between the Registrant and GEAM, is incorporated by reference to post-effective amendment number 59 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2015 (Accession Number 0001193125-15-157320).

(h)(31)	Amendment to Master Sub-Administration Services Agreement, dated October 6, 2015, between GEAM and State Street, is incorporated herein by reference to post-effective amendment number 61 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2016 (Accession Number 0001193125-16-564490).

(h)(32)	Amendment to Master Sub-Administration Services Agreement, dated April 8, 2016, between GEAM and State Street, is incorporated herein by reference to post-effective amendment number 61 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2016 (Accession Number 0001193125-16-564490).

(h)(33)	Management Fee Limitation Agreement for the State Street S&P 500 Index V.I.S. Fund, dated April 15, 2016, between the Registrant and GEAM, is incorporated herein by reference to post-effective amendment number 61 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2016 (Accession Number 0001193125-16-564490).

(h)(34)	Investor Service Plan for Class 1 Shares of the State Street Total Return V.I.S. Fund, dated July 1, 2016, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(h)(35)	Investor Service Plan for Class 3 Shares of the State Street Total Return V.I.S. Fund, dated July 1, 2016, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(h)(36)	Assignment and Amendment of Master Sub-Administration Services Agreement, dated June 30, 2016, among State Street, GEAM, SSGA FM and State Street Global Advisors (“SSGA”), is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(h)(37)	Amendment to Master Sub-Administration Services Agreement, dated June 29, 2018, between SSGA FM and State Street, is incorporated herein by reference to post-effective amendment number 69 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on August 1, 2018 (Accession Number 0001193125-18-233545).

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(h)(38)	Management Fee Waiver Agreement for the State Street Income V.I.S. Fund, dated May 1, 2019, between SSGA FM and the Registrant, is filed herewith.

(h)(39)	Form of Indemnification Agreement is filed herewith.

(i)(1)	Opinion and consent relating to shares of Value Equity Fund, State Street Income V.I.S. Fund, Global Income Fund, U.S. Equity V.I.S. Fund and State Street Premier Growth Equity V.I.S. Fund, is incorporated by reference to post-effective amendment number 28 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2001 (Accession Number 0000912057-01-510843).

(i)(2)	Opinion and consent relating to shares of Value Equity Fund, Small Cap Value Equity Fund, Europe Equity Fund and Emerging Markets Fund, is incorporated herein by reference to post-effective amendment number 27 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2000 (Accession Number 0000889812-00-001985).

(i)(3)	Opinion and consent relating to shares of Emerging Markets Equity Fund and High Yield Fund, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(j)(1)	Not applicable.

(j)(2)	Consent of Ernst & Young LLP, filed herewith.

(j)(3)	Consent of KPMG LLP, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution and Service Plan for Class 2 Shares of State Street Total Return V.I.S. Fund, dated May 1, 2006, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(m)(2)	Distribution and Service Plan for Class 3 Shares of State Street Total Return V.I.S. Fund, dated May 1, 2006, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(m)(3)	Distribution and Service Plan for Class 4 Shares of State Street Total Return V.I.S. Fund, dated May 1, 2006, is incorporated by reference to post-effective amendment number 38 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 26, 2007 (Accession Number 0001193125-07-091443).

(m)(4)	Shareholder Servicing and Distribution Plan for Class 4 shares of all Funds except State Street Total Return V.I.S. Fund, dated March, 12, 2008, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(m)(5)	Shareholder Servicing and Distribution Agreement, dated March, 12, 2008, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(m)(6)	Distribution and Service Plan (Rule 12b-1 Plan) for Class 1 Shares of State Street Total Return V.I.S. Fund, dated May 1, 2009, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

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(m)(7)	Amended and Restated Distribution and Service Plan (Rule 12b-1 Plan) for Class 3 Shares of the State Street Total Return V.I.S Fund, dated May 1, 2009, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(m)(8)	Distribution and Service Plan (Rule 12b-1 Plan) for Class 4 shares of the State Street Core Value Equity V.I.S Fund, Mid-Cap Equity Fund, State Street Small-Cap Equity V.I.S. Fund and State Street Real Estate Securities V.I.S. Fund, dated December 9, 2011, is incorporated herein by reference to post-effective amendment number 50 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2012 (Accession Number 0001193125-12-189175).

(m)(9)	Distribution and Service Plan (Rule 12b-1 Plan) for Class 1 Shares of State Street Total Return V.I.S. Fund, dated July 1, 2016, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(m)(10)	Distribution and Service Plan (Rule 12b-1 Plan) for Class 3 Shares of State Street Total Return V.I.S. Fund, dated July 1, 2016, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(n)(1)	Amended and Restated Multiple Class Plan for the Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), dated September 15, 2008, is incorporated herein by reference to post-effective amendment number 44 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190119).

(n)(2)	Second Amended and Restated Multiple Class Plan for the Registrant pursuant to Rule 18f-3 under the 1940 Act, dated May 1, 2009, is incorporated herein by reference to post-effective amendment number 45 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094086).

(n)(3)	Amended and Restated Multiple Class Plan for the Registrant pursuant to Rule 18f-3 under the 1940 Act, dated December 11, 2009, is incorporated herein by reference to post-effective amendment number 47 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2010 (Accession Number 0001193125-10-099373).

(n)(4)	Multiple Class Plan for the Registrant pursuant to Rule 18f-3 under the 1940 Act, is incorporated herein by reference to post-effective amendment number 50 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2012 (Accession Number 0001193125-12-189175).

(p)(1)	Code of Ethics of SSGA FM, is incorporated herein by reference to post-effective amendment number 65 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2018 (Accession Number 0001193125-18-137638).

(p)(2)	Code of Ethics of the Registrant, is incorporated herein by reference to Exhibit (p)(1) above.

(p)(3)	Not applicable.

(p)(4)	Code of Ethics of Palisade is filed herewith.

(p)(5)	Code of Ethics of Champlain is filed herewith.

(p)(6)	Code of Ethics of GlobeFlex is filed herewith.

(p)(7)	Code of Ethics of SouthernSun is filed herewith.

(p)(8)	Code of Ethics of Kennedy is filed herewith.

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(p)(9)	Code of Ethics of CenterSquare is filed herewith.

(p)(10)	Not applicable.

(p)(11)	Code of Ethics for the Independent Board Members is filed herewith.

(q)(1)	Powers of attorney, dated January 26, 2006, April 15, 2011 and April 28, 2011, are incorporated by reference to post-effective amendment number 48 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 29, 2011 (Accession Number 0001193125-11-117161).

(q)(2)	Powers of attorney, dated April 16, 2012 for Messrs. Costantino and Johnson and Ms. Rapaccioli, are incorporated herein by reference to post-effective amendment number 50 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 27, 2012 (Accession Number 0001193125-12-189175).

(q)(3)	Power of attorney, dated March 7, 2017 for Messrs. Costantino, Jensen and Johnson and Mmes. La Porta and Rapaccioli, is incorporated herein by reference to post-effective amendment number 63 to this Registration Statement on Form N-1A (File No. 2-91369), filed with the Commission on April 28, 2017 (Accession Number 0001193125-17-148916).

(q)(4)	Power of attorney, dated December 13, 2018, relating to Registrant, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Institutional Funds, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts is filed herewith.

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Item 29.	Persons Controlled by or Under Common Control with the Registrant

See the “Principal Stockholders” section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.

Item 30.	Indemnification

Under Section 13.1-697.A of the Virginia Stock Corporation Act, with respect to any threatened, pending or completed proceeding against a present or former Director, officer, employee or agent (“corporate representative”) of the Registrant, except a proceeding brought by or on the behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceedings, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant; and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 13.1- 3.1(b) of the Virginia Stock Corporation Act to indemnify a corporate representative under certain circumstances against expenses incurred in connection with any threatened, pending, or completed proceeding brought by or in the right of the Registrant.

The Articles of Incorporation of the Registrant (Exhibit (a)(2) to this Registration Statement) provide that the Registrant may indemnify its corporate representatives, in a manner that is consistent with the laws of the Commonwealth of Virginia. The Articles preclude indemnification for “disabling conduct” (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

Under a separation Indemnification Agreement by and among the Registrants and each Director, the Registrant has undertaken to indemnify and advance expenses to each Director in a manner consistent with the laws of the Commonwealth of Virginia. The Agreement precludes indemnification or advancement of expenses with respect to “disabling conduct” (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification or advancement of expenses shall be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of such action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and Other Connections of Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of SSGA FM is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

SSGA FM serves as the investment adviser for each series of the Registrant. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation. Unless otherwise noted, the address of each person listed is One Iron Street, Boston, Massachusetts 02210:

Name	Principal Occupation
James E. Ross	Chairman and Director of SSGA FM; Executive Vice President of SSGA

Ellen Needham	Director and President of SSGA FM; Senior Managing Director of SSGA

Barry Smith	Director and CTA - Chief Marketing Officer of SSGA FM; Senior Managing Director of SSGA

Lori Heinel	Director of SSGA FM; Executive Vice President of SSGA

Steven Lipiner	Director of SSGA FM; Senior Managing Director and Chief Financial Officer of SSGA

Chris Baker	Chief Compliance Officer of SSGA FM; Managing Director and Chief Compliance Officer of SSGA; prior to February 2018, Managing Director and Senior Compliance Officer for Alternative Investment Solutions, Sector Solutions, and Global Marketing at State Street Corporation

Bo Trevino	Treasurer of SSGA FM; Vice President of SSGA

Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; Senior Vice President and Deputy General Counsel of SSGA

Ann Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA

Greg Hartch	Chief Risk Officer of SSGA FM; Senior Vice President of SSGA

Joshua Weinberg, Esq.	Clerk of SSGA FM; Managing Director and Managing Counsel of SSGA

Dan Furman, Esq.	Assistant Clerk of SSGA FM; Managing Director and Managing Counsel of SSGA

Leanne Dunn, Esq.	Assistant Clerk of SSGA FM; Managing Director and Senior Counsel of SSGA

Mike Pastore, Esq.	Assistant Clerk of SSGA FM; Managing Director and Senior Counsel of SSGA

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Champlain serves as a sub-adviser to the State Street Small-Cap Equity V.I.S. Fund. Champlain was formed in 2004 to focus on managing core small and mid-cap strategies. The business, profession, vocation or employment of a substantial nature which each director or officer of Champlain is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Scott T. Brayman	Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies	Champlain Investment Partners, LLC Burlington, VT

Corey N. Bronner	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

Joseph M. Caligiuri	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

Mike A. Cervi	Client Service/Partner; prior to October 2017, Managing Director and Head of Manager Research at SSGA and SSGA FM	Champlain Investment Partners, LLC Burlington, VT SSGA Boston, MA

Joseph J. Farley	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

Matthew S. Garcia	Chief Compliance Officer/Partner	Champlain Investment Partners, LLC Burlington, VT

Erik C. Giard-Chase	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

Robert D. Hallisey	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

Andrew J. Hanson	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

Angie M. Holbrook	Client Service/Partner	Champlain Investment Partners, LLC Burlington, VT

Finn R. McCoy	Head Trader/Partner	Champlain Investment Partners, LLC Burlington, VT

Mary E. Michel	Client Service/Partner	Champlain Investment Partners, LLC Burlington, VT

Wendy K. Nunez	Chief Operating Officer/Partner	Champlain Investment Partners, LLC Burlington, VT

Judith W. O’Connell	Managing Partner/Chief Executive Officer	Champlain Investment Partners, LLC Burlington, VT

Eric P. Ode	Chief Financial Officer/Partner	Champlain Investment Partners, LLC Burlington, VT

Jason L. Wyman	Analyst/Partner	Champlain Investment Partners, LLC Burlington, VT

GlobeFlex serves as a sub-adviser to the State Street Small-Cap Equity V.I.S. Fund. GlobeFlex was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. The business, profession, vocation or employment of a substantial nature which each director or officer of GlobeFlex

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is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Robert J. Anslow	Partner, Chief Investment Officer	GlobeFlex Capital, L.P. San Diego, CA

Marina L. Marrelli	Partner, Chief Executive Officer	GlobeFlex Capital, L.P. San Diego, CA

Noah D. Bretz	Partner, Director of Client Service & Marketing	GlobeFlex Capital, L.P. San Diego, CA

Jerre S. Bridges	Partner, Client Service & Marketing	GlobeFlex Capital, L.P. San Diego, CA

Tammy L. Johnson	Partner, Head of Investment Operations	GlobeFlex Capital, L.P. San Diego, CA

Andrew M. Mestyanek	Partner, Portfolio Management/Research/Trading	GlobeFlex Capital, L.P. San Diego, CA

Kenneth M. Mota	Partner, Client Service & Marketing	GlobeFlex Capital, L.P. San Diego, CA

Jennifer O’Connell, CPA	Partner, Chief Financial Officer	GlobeFlex Capital, L.P. San Diego, CA

Pamela F. Pendrell	Partner, Chief Compliance Officer	GlobeFlex Capital, L.P. San Diego, CA

James D. Peterson, CFA	Partner, Director of Portfolio Management & Research	GlobeFlex Capital, L.P. San Diego, CA

Kennedy serves as a sub-adviser to the State Street Small-Cap Equity V.I.S. Fund. Kennedy is a registered investment adviser under the Advisers Act and was founded in 1980. Kennedy provides customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as to high-net-worth individuals, and specializes in the small and mid-cap asset classes. The business, profession, vocation or employment of a substantial nature which each director or officer of Kennedy is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Donald M. Cobin	President, Chief Executive Officer and Chairman of the Board of Directors	Kennedy Capital Management, Inc. St. Louis, MO

Richard H. Sinise	Executive Vice President and Chief Portfolio Manager	Kennedy Capital Management, Inc. St. Louis, MO

Niraj S. Shah	Vice President and Chief Operating Officer	Kennedy Capital Management, Inc. St. Louis, MO

Frank A. Latuda, Jr., CFA	Vice President, Director and Chief Investment Officer	Kennedy Capital Management, Inc. St. Louis, MO

Jena Bjornson	Vice President and Chief Compliance Officer	Kennedy Capital Management, Inc. St. Louis, MO Hudson Advisors, L.P. Dallas, TX

Richard E. Oliver	Vice President and Chief Financial Officer	Kennedy Capital Management, Inc. St. Louis, MO

Timothy P. Hasara	Vice President and Portfolio Manager	Kennedy Capital Management, Inc. St. Louis, MO

14

Robert B. Karn III	Director	Kennedy Capital Management, Inc. St. Louis, MO Robert B. Karn III, LLC Bonita Springs, FL

Matthew H. Scanlon	Director	Kennedy Capital Management, Inc. St. Louis, MO RS Investments, LLC San Francisco, CA

James J. Boyne	Director

Kennedy Capital Management, Inc.

St. Louis, MO

Wheeler Creek Fund

Dallas, TX

Steamboat Springs Winter Sports Club

Steamboat Springs, CO

Weitz Investment Management, Inc and Weitz Funds (distributed by Weitz Securities, Inc.)

Omaha, NE

Michael D. Bertz	Director and Portfolio Manager	Kennedy Capital Management, Inc. St. Louis, MO

Palisade serves as a sub-adviser to the State Street Small-Cap Equity V.I.S. Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Alison A. Berman, Esq.	Co-Chairman of the Board of Directors, Chief Executive Officer and President; prior to 5/21/2018, President and Member of the Board of Directors; prior to 1/1/2018, Associate General Counsel	Palisade Capital Management, L.L.C Fort Lee, NJ

Jack Feiler	Vice Chairman of the Board of Directors; prior to 1/1/2018, President and Chief Investment Officer - Private Wealth Management and Member of the Board of Directors	Palisade Capital Management, L.L.C Fort Lee, NJ

Jeffrey D. Serkes	Senior Advisor and Member of the Board of Directors; prior to 1/1/2018, Chief Operating Officer and Member of the Board of Directors	Palisade Capital Management, L.L.C Fort Lee, NJ JAR Realty, LLC Fairfield, NJ Tiger Tennis of Fairfield, LLC Fairfield, NJ B-serk, LLC Montclair, NJ

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Dennison T. Veru	Co-Chairman of the Board of Directors and Chief Investment Officer; prior to 5/21/2018, Chief Investment Officer and Member of the Board of Directors; prior to 1/1/2018, Executive Vice President, Chief Investment Officer – Institutional and Member of the Board of Directors	Palisade Capital Management, L.L.C Fort Lee, NJ Anchiano Therapeutics Cambridge, MA Brickell Biotech, Inc. Boulder, CO

Steven E. Berman	Vice Chairman of the Board of Directors	Palisade Capital Management, L.L.C Fort Lee, NJ

Michael I. Feiler	Managing Director, Private Wealth Management and Member of the Board of Directors; prior to 5/21/2018, Managing Director of Private Wealth Management; prior to 2/1/2017, Vice President of Private Wealth Management	Palisade Capital Management, L.L.C Fort Lee, NJ

Bradley R. Goldman, Esq.	Managing Director, General Counsel and Chief Compliance Officer	Palisade Capital Management, L.L.C Fort Lee, NJ

Frank O. Galdi	Managing Director, Chief Risk Officer and Head of Corporate Development; prior to 1/1/2018, Chief Risk Officer	Palisade Capital Management, L.L.C Fort Lee, NJ

Beata Tannuzzo, CPA	Managing Director, Finance and Operations; prior to 5/5/2017, Associate Director of Accounting and Operations at SS&C.	Palisade Capital Management, L.L.C Fort Lee, NJ

SouthernSun serves as a sub-adviser to the State Street Small-Cap Equity V.I.S. Fund. SouthernSun was founded in 1989 and specializes in Small Cap and SMID Cap investing, with a global perspective. SouthernSun is a research-driven investment management firm implementing long-only domestic and global equity strategies for institutions and individuals. The business, profession, vocation or employment of a substantial nature which each director or officer of SouthernSun is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Michael W. Cook	Chief Executive Officer/Chief Investment Officer/Principal	SouthernSun Asset Management, LLC Memphis, TN

Phillip W. Cook	Senior Analyst/Principal	SouthernSun Asset Management, LLC Memphis, TN

Michael S. Cross	Senior Analyst/Principal	SouthernSun Asset Management, LLC Memphis, TN

James P. Dorman, CFA	Senior Analyst/Principal	SouthernSun Asset Management, LLC Memphis, TN

S. Elliot Cunningham	Senior Analyst/Principal	SouthernSun Asset Management, LLC Memphis, TN

Andrew E. Willson	Senior Analyst/Principal	SouthernSun Asset Management, LLC Memphis, TN

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Tread B. Thompson	Senior Analyst/Principal	SouthernSun Asset Management LLC Memphis, TN

William P. Halliday	Chief Operating Officer/Chief Compliance Officer/Principal	SouthernSun Asset Management, LLC Memphis, TN

Rebecca J. Smith, CFA	Director of Client Relations/Principal	SouthernSun Asset Management, LLC Memphis, TN

John M. Roach	Director of Operations/Principal	SouthernSun Asset Management, LLC Memphis, TN

Michael McNamara	Senior Trader/Principal	SouthernSun Asset Management LLC Memphis, TN

CenterSquare serves as sub-adviser to the State Street Real Estate Securities V.I.S. Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of CenterSquare is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
E. Todd Briddell, CFA	Chief Executive Officer, Chief Investment Officer	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Frank J. Ferro	General Counsel	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

R. Joseph Law	Chief Financial Officer, Chief Compliance Officer	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Scott F, Maguire, CFA, CAIA	Managing Director, Global Head of Client Service and Marketing	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Scott T. Crowe	Chief Investment Strategist	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 200 Plymouth Meeting, PA 19462

David L. Rabin	Managing Director, Private Real Estate	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Mark B. Greco	Managing Director, Private Real Estate	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Dean E. Frankel, CFA	Managing Director, Head of Real Estate Securities	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Deborah A. Flickinger	Chief Operating Officer	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Chad C. Burkhardt	Senior Vice President, Private Real Estate	CenterSquare Investment Management LLC 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462

Jeffrey B. Reder	Senior Vice President, Private Real Estate	CenterSquare Investment Management LLC 888 San Clemente, Suite 280 Newport Beach, CA 92660

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Item 32.	Principal Underwriters

(a) SSGA FD, One Iron Street, Boston, Massachusetts 02210, serves as the Registrant’s principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Institutional Funds, SSGA Funds, SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

(b)    To the best of the Registrant’s knowledge, the directors and executive officers of SSGA FD are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION AND OFFICES WITH REGISTRANT
James E. Ross	Chief Executive Officer and Director	None

Gregory B. Hartch	Director	None

Jeanne M. LaPorta	Director	Director and President

Steven Lipiner	Director	None

Yeng Butler	Director	None

Ellen M. Needham	Director	Director

John Tucker	Director	None

M. Patrick Donovan	Chief Compliance Officer and Anti-Money Laundering Officer	None

David Maxham	Chief Financial Officer	None

Sean P. O’Malley, Esq.	Chief Legal Officer	None

*	The principal business address for each of the above directors and executive officers is One Iron Street, Boston, MA 02210.

(c) Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of: the Registrant located at One Iron Street, Boston, Massachusetts 02210; the Registrant’s investment adviser, SSGA Funds Management, Inc. (which also serves as its administrator) located at One Iron Street, Boston, Massachusetts 02210; the Registrant’s custodian, State Street (which also serves at its sub-administrator), located at One Lincoln Street, Boston, Massachusetts 02111; and the Registrant’s transfer agent, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 29th day of April, 2019.

By: /s/ Jeanne M. La Porta
Jeanne M. La Porta
President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeanne M. La Porta	President (Principal Executive Officer) and Director	April 29, 2019
Jeanne M. La Porta

/s/ John R. Costantino	Director	April 29, 2019
John R. Costantino*

/s/ Ellen M. Needham	Director	April 29, 2019
Ellen M. Needham*

/s/ Michael F. Holland	Director	April 29, 2019
Michael F. Holland*

/s/ Michael A. Jessee	Director	April 29, 2019
Michael A. Jessee*

/s/ Patrick J. Riley	Director	April 29, 2019
Patrick J. Riley*

/s/ Richard D. Shirk	Director	April 29, 2019
Richard D. Shirk*

/s/ Rina K. Spence	Director	April 29, 2019
Rina K. Spence*

/s/ Donna M. Rapaccioli	Director	April 29, 2019
Donna M. Rapaccioli*

/s/ Bruce S. Rosenberg	Treasurer (Principal Financial Officer)	April 29, 2019
Bruce S. Rosenberg

/s/ Jesse D. Hallee
Jesse D. Hallee

*	Signatures affixed by Jesse D. Hallee pursuant to a power of attorney dated December 13, 2018.

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Index to Exhibits

Exhibit	Exhibit Name

(b)(2)	Amended and Restated By-Laws

(h)(38)	Management Fee Waiver Agreement for the State Street Income V.I.S. Fund

(h)(39)	Form of Indemnification Agreement

(j)(2)	Consent of Ernst & Young LLP

(p)(4)	Code of Ethics of Palisade Capital Management, LLC

(p)(5)	Code of Ethics of Champlain Investment Partners, LLC

(p)(6)	Code of Ethics of GlobeFlex Capital, L.P.

(p)(7)	Code of Ethics of SouthernSun Asset Management, LLC

(p)(8)	Code of Ethics of Kennedy Capital Management, Inc.

(p)(9)	Code of Ethics for CenterSquare Investment Management LLC

(p)(11)	Code of Ethics for the Independent Board Members

(q)(4)	Power of Attorney

20